UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08928

                            HSBC INVESTOR PORTFOLIOS
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               CITI FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

                                 Annual Report

                        HSBC Investor LifeLine Funds(TM)

================================================================================



                                           OCTOBER 31, 2007

                                           HSBC INVESTOR AGGRESSIVE
                                           GROWTH STRATEGY FUND
   LifeLine
                                           HSBC INVESTOR GROWTH
  It's simple.                             STRATEGY FUND

   It's easy.                              HSBC INVESTOR MODERATE
                                           GROWTH STRATEGY FUND
It's affordable.
                                           HSBC INVESTOR CONSERVATIVE
                                           GROWTH STRATEGY FUND







                          HSBC INVESTOR LIFELINE FUNDS


                                                                     HSBC [LOGO]

--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

HSBC INVESTOR LIFELINE FUNDS
ANNUAL REPORT - OCTOBER 31, 2007

Chairman's Message                                                             1
Commentary From the Investment Manager                                         2
Portfolio Reviews                                                              3
Statements of Assets and Liabilities                                          19
Statements of Operations                                                      20
Statements of Changes in Net Assets                                           21
Financial Highlights                                                          25
Notes to Financial Statements                                                 29
Report of Independent Registered Public Accounting Firm                       36
Other Federal Income Tax Information                                          37
Table of Shareholder Expenses                                                 39
HSBC INVESTOR PORTFOLIOS
Schedules of Portfolio Investments
  HSBC Investor Core Plus Fixed Income Portfolio                              41
  HSBC Investor High Yield Fixed Income Portfolio                             45
  HSBC Investor Intermediate Duration Fixed Income Portfolio                  50
  HSBC Investor Growth Portfolio                                              53
  HSBC Investor International Equity Portfolio                                54
  HSBC Investor Opportunity Portfolio                                         56
  HSBC Investor Value Portfolio                                               58
Statements of Assets and Liabilities                                          59
Statements of Operations                                                      61
Statements of Changes in Net Assets                                           63
Financial Highlights                                                          67
Notes to Financial Statements                                                 68
Report of Independent Registered Public Accounting Firm                       75
Investment Adviser Contract Approval                                          76
Table of Shareholder Expenses                                                 77
Board of Trustees                                                             79

--------------------------------------------------------------------------------
                                                               GLOSSARY OF TERMS
--------------------------------------------------------------------------------

CITIGROUP U.S. DOMESTIC THREE MONTH TREASURY BILL INDEX is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

LEHMAN   BROTHERS  U.S.   AGGREGATE   INDEX  is  an  unmanaged  index  generally
representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX is an unmanaged index market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN BROTHERS NEW YORK TAX EXEMPT INDEX is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

LIPPER HIGH CURRENT YIELDS FUNDS AVERAGE is an average of managed funds that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX is an unmanaged index which measures the performance of the broad high yield market.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.




THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of Certain partiess. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

RUSSELL 1000(R) GROWTH INDEX is unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX is unmanaged index which represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values.

SECURITIES INDUSTRY AND FINANCIAL MARKETS ASSOCIATION MUNICIPAL SWAP INDEX ("SIFMA") is produced by Municipal Market Data, is a 7-day high-grade market index comprised of tax-exempt VRDOs from MMD's extensive MMD's extensive database.

STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MIDCAP 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

STANDARD & POOR'S 500 INDEX ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS,

It is no secret that in today's global economy, investing is extremely complex. From the days when goods and services were bartered to the relatively modern period of "exchanges," many people are involved with many chances for both success and failure. The mutual fund industry of the 21st century exemplifies the most complex of investment vehicles, with the result that government agencies like the U.S. Securities and Exchange Commission and boards of mutual funds must be vigilant on behalf of the private investor.

To protect and support their shareholders, mutual fund boards need to have the most current information about general market trends and individual companies in which the funds invest. Boards must also determine who will be the best providers of this information and the best managers of the processes of the funds.

Our board relies on the advice of the counsel to the fund and on its own counsel to the independent trustees to analyze all the financial and managerial issues related to operations. For example, when approving advisory agreements, the board considers:

     o Nature, extent and quality of services to be provided

     o Cost of services and profits realized by the advisors

     o Determination of equitable fees

     o Comparison of fees and services provided by other advisors

     o Performance  of the funds and fund advisors

     o Economies of scale as funds grow

This list generally represents the factors for approving advisory agreements. If any of the service providers to the funds begins to fall short in its performance, the board will find out the reasons, recommend remedial action or make a change. This is an ongoing process, not limited to quarterly meetings. The board and all its service providers work every day on behalf of the shareholders. As always, as you read this report about the status of your investment, if you have questions, concerns or ideas, please contact us.

Yours truly,

/s/ Larry M. Robbins

Larry M. Robbins, Chairman, HSBC Investor Funds


1     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                          COMMENTARY FROM THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

HSBC INVESTMENTS (USA) INC.


U.S. ECONOMIC REVIEW

The U.S. economy slowed during the year ended October 31, 2007. Less consumption, housing weakness, subprime turmoil, and a recent slowing of corporate profits marked the year. While overall inflation was fine, inflationary pressures have been building through higher commodity prices.

The housing market has been a main drag on the U.S. economy and its growth. Housing continues to deteriorate, as indicated by August's 4.4% year-over-year decline in the Case-Shiller index of home prices and cyclical low in existing home sales.

After record years, corporate profits have begun to weaken led by a summer downturn in real estate, followed by subprime writedowns in Financials. A booming technology sector has been an exception to the slowdown in most industries. Employment is good, but growing anemically and matched with a less-tight 4.7% unemployment rate.

Therefore, while the most recent quarterly economic growth was a strong 4.9% annualized, that reading appears both high and unsustainable. In 2008, we believe continued growth is an uncertainty as the country braces for more rounds of mortgage resets, and increased defaults. The housing market has declined, driven by tighter credit and slow underlying demand. Housing will likely remain weak to allow time for underlying housing fundamentals to stabilize. Continued tight credit, lower housing wealth, and slower job growth, all combine to increase the downside risk to growth.

Our central scenario remains one of a soft-landing as indicators stay mixed, the employment situation remains reasonably healthy, and we believe we see a Federal Reserve Board (the "Fed") ready to support. However, we acknowledge downside risks to growth have increased given the potential implications of the subprime fallout for corporates and the economy at large.

According to our central scenario, growth is expected to slow moderately in other developed markets like Europe, and remain strong in emerging markets.

MARKET REVIEW

Stocks posted strong returns in the year ended October 31, 2007. The S&P 500 Index (price only) gained 12.4%, the Russell 2000(R) Index (price only) gained 8.0%, and the MSCI EAFE gained 25.4%. International indexes created new highs, and the S&P this year finally surpassed its 2000 peak.

The most significant market change in the past few months was due to the subprime contagion. When borrowers began to default on mortgages connected to souring housing investments, industries surrounding risky loan origination saw losses accelerate. Losses also spread to companies exposed to this sector, and tighter credit meant restrictive borrowing capacity for both consumers and companies.

The subprime situation led to a spike in risk-aversion. This was evidenced by a drop in financials stocks and a flight towards more safe-haven instruments like gold and U.S. Treasuries. In the past three months, gold has rallied 19.9% to $797/oz and 10-year bond yields dropped 26 basis points (0.26%) to 4.47%.

While the Fed has helpfully cut target rates, the situation remains critical. Looking at 2008, we believe we see a soft landing for the U.S. economy but a more difficult environment for corporate profits. We are therefore somewhat more cautious on equities over the next 12 months. Among fixed income markets, we prefer government debt to credit assets due to the market volatility and less attractive credit valuations.

                                             HSBC INVESTOR FAMILY OF FUNDS     2

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
HSBC INVESTOR GROWTH STRATEGY FUND
HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00.

The HSBC Investor Funds feature a number of funds that are structured as "master/feeder" funds. Under this two-tier structure, one fund (the "feeder fund") invests all of its investable assets in a second fund (the "master fund"). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the "Adviser"), according to specific target allocations, invested each LifeLine Fund's assets in some or all of the following master funds ("underlying Portfolios"):

HSBC Investor Growth Portfolio ("Growth Portfolio"); HSBC Investor Value Portfolio ("Value Portfolio"); HSBC Investor Opportunity Portfolio ("Small Cap Equity Portfolio"); HSBC Investor International Equity Portfolio ("International Equity Portfolio"); HSBC Investor Core Plus Fixed Income Portfolio ("Core Plus Fixed Income Portfolio"); HSBC Investor High Yield Fixed Income Portfolio (High Yield Fixed Income Fund); HSBC Investor Intermediate Duration Fixed Income Portfolio ("Intermediate Duration Fixed Income Portfolio"); and the HSBC Investor Money Market Fund ("Money Market Fund").


3     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

During the last fiscal period, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the charts below.

                                                  ----------------------------------------------------------------------------------
                                                     HSBC INVESTOR    HSBC INVESTOR       HSBC INVESTOR           HSBC INVESTOR
                                                   AGGRESSIVE GROWTH      GROWTH         MODERATE GROWTH        CONSERVATIVE GROWTH
                                                       STRATEGY          STRATEGY           STRATEGY                  STRATEGY
UNDERLYING PORTFOLIO                                     FUND              FUND                FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                          1%                1%                  6%                       21%
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                         None               15%                 26%                       25%
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income Portfolio                        None                2%                  5%                        8%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Fixed Income Portfolio             None              None                None                        3%
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                          21%               21%                 19%                       15%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                            23%               20%                 15%                       10%
------------------------------------------------------------------------------------------------------------------------------------
Opportunity Portfolio                                     34%               20%                 11%                        4%
------------------------------------------------------------------------------------------------------------------------------------
Value Portfolio                                           21%               21%                 18%                       14%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                   100%              100%                100%                      100%
====================================================================================================================================


                                             HSBC INVESTOR FAMILY OF FUNDS     4

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

                                                  Citigroup       HSBC Investor
          Russell   Russell           Russell     U.S. Domestic   Aggressive
          1000(R)   1000(R)   MSCI    2500(R)     Three Month     Growth
          Growth    Value     EAFE    Growth      Treasury Bill   Strategy Fund
          Index     Index     Index   Index       Index           (B Shares)(2)


2/9/05    10000     10000     10000      10000     10000           10000
3/05       9922     10190     10176       9917     10039            9850
6/05      10167     10360     10100      10270     10108           10110
9/05      10575     10763     11154      10916     10188           10900
12/05     10889     10899     11614      11213     10282           11233
3/06      11226     11546     12714      12539     10387           12128
6/06      10788     11614     12834      11771     10507           11907
9/06      11213     12336     13345      11629     10638           12118
12/06     11878     13323     14733      12588     10771           12962
3/07      12019     13489     15344    13095.8     10904           13283
6/07      12843     14153     16367    14010.5     11039           14368
9/07      13383     14119     16732    14102.3     11171           14750
10/07     13839     14120     17392    14686.1     11211           15143


             Aggressive         HSBC Investor
             Growth             Aggressive
             Blended            Growth
             Portfolio          Strategy
             Index(5)           Fund (B Shares)(2)

2/9/05       10000              10000
3/05         10036              9850
6/05         10232              10110
9/05         10868              10900
12/05        11172              11233
3/06         12075              12128
6/06         11765              11907
9/06         12078              12118
12/06        13060              12962
3/07         13433              13283
6/07         14293              14368
9/07         14521              14750
10/07        14961              15143


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL             EXPENSE
FUND PERFORMANCE                                                                     TOTAL RETURN (%)         RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                               INCEPTION            1           SINCE
AS OF OCTOBER 31, 2007                                            DATE             YEAR       INCEPTION     GROSS        NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class A(1)        2/14/05            17.54       15.68        3.52        1.50
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class B(2)         2/9/05            18.75       16.46        4.27        2.25
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class C(3)         6/9/05            21.97       19.54        4.27        2.25
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Blended Portfolio Index(5)                                       19.11        N/A          N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.
(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.
(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.
(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.
(5) THE AGGRESSIVE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (1%); RUSSELL 1000(R) GROWTH INDEX (21%); RUSSELL 1000(R) VALUE INDEX (21%); RUSSELL 2500(R) GROWTH INDEX (34%) AND THE MSCI EAFE INDEX (23%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.


5     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

                                                   Citigroup
           Russell    Russell   Russell            U.S. Domestic     Lehman           Merrill Lynch
           1000(R)    1000(R)   2500(R)   MSCI     Three Month       Brothers         U.S. High Yield  HSBC Investor
           Growth     Value     Growth    EAFE     Treasury          U.S. Aggregate   Master II        Growth Strategy
           Index      Index     Index     Index    Bill Index        Index            Index            (B Shares)(2)
2/1/05     10000      10000     10000     10000    10000             10000            10000            10000
3/05       9922       10190     9917      10176    10039             9890             9866             10150
6/05       10167      10360     10270     10100    10108             10188            10124            10410
9/05       10575      10763     10916     11154    10188             10119            10217            11040
12/05      10889      10899     11213     11614    10282             10179            10284            11336
3/06       11226      11546     12539     12714    10387             10114            10579            12018
6/06       10788      11614     11771     12834    10507             10105            10600            11877
9/06       11213      12336     11629     13345    10638             10490            11030            12128
12/06      11878      13323     12588     14733    10771             10620            11494            12883
3/07       12019      13489     13095.8   15344    10904             10779            11807            13176
6/07       12843      14153     14010.5   16367    11039             10723            11845            13984
9/07       13383      14119     14102.3   16732    11171             11028            11885            14368
10/07      13839      14120     14686.1   17392    11211             11127            11957            14623

             Growth Blended
             Portfolio Index     HSBC Investor Growth
             (5)                 Strategy Fund (B Shares)2

2/1/05       10000               10000
3/05         10025               10150
6/05         10224               10410
9/05         10725               11040
12/05        10982               11336
3/06         11643               12018
6/06         11439               11877
9/06         11825               12128
12/06        12643               12883
3/07         12952               13176
6/07         13618               13984
9/07         13874               14368
10/07        14218               14623

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL                 EXPENSE
FUND PERFORMANCE                                                            TOTAL RETURN (%)              RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION               1            SINCE
AS OF OCTOBER 31, 2007                                DATE                YEAR         INCEPTION      GROSS           NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class A(1)        2/8/05               13.88           13.76        2.19           1.50
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class B(2)        2/1/05               14.98           14.85        2.94           2.25
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class C(3)       4/27/05               18.04           17.17        2.94           2.25
------------------------------------------------------------------------------------------------------------------------------------
Growth Blended Portfolio Index(5)                                         16.38            N/A          N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

THE TOTAL RETURNS FOR EACH CLASS OF SHARES OF THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 INCLUDED THE RECEIPT OF A ONE-TIME PAYMENT IN RESPECT OF A CLASS ACTION SETTLEMENT. WITHOUT THE RECEIPT OF THIS PAYMENT, THE RETURNS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 WOULD HAVE BEEN LOWER.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.
(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.
(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.
(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.
(5) THE PERFORMANCE SHOWN FOR THE GROWTH BLENDED PORTFOLIO INDEX PRIOR TO APRIL 30, 2006 DOES NOT REFLECT THE 2.0% ALLOCATION TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (1%); MERRILL LYNCH HIGH YIELD MASTER II INDEX (2.0%); LEHMAN BROTHERS U.S. AGGREGATE FUND INDEX (15%); RUSSELL 1000(R) GROWTH INDEX (21%); RUSSELL 1000(R) VALUE INDEX (21%); RUSSELL 2500(R) GROWTH INDEX (20%), AND THE MSCI EAFE INDEX (20%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.

                                             HSBC INVESTOR FAMILY OF FUNDS     6

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

           Russell    Russell    Russell                Citigroup                                                  HSBC Investor
           1000(R)    1000(R)    2500(R)     MSCI       U.S. Domestic         Lehman Brothers    Merrill Lynch     Moderate Growth
           Growth     Value      Growth      EAFE       Three Month           U.S. Aggregate     U.S. High Yield   Strategy
           Index      Index      Index       Index      Treasury Bill Index   Index              Master II Index   (B Shares)(2)

2/1/05     10000      10000      10000       10000      10000                 10000              10000             10000
3/05       9922       10190      9917        10176      10039                 9890               9866              10032
6/05       10167      10360      10270       10100      10108                 10188              10124             10263
9/05       10575      10763      10916       11154      10188                 10119              10217             10693
12/05      10889      10899      11213       11614      10282                 10179              10284             10935
3/06       11226      11546      12539       12714      10387                 10114              10579             11391
6/06       10788      11614      11771       12834      10507                 10105              10600             11302
9/06       11213      12336      11629       13345      10638                 10490              11030             11553
12/06      11878      13323      12588       14733      10771                 10620              11494             12170
3/07       12019      13489      13095.8     15344      10904                 10779              11807             12400
6/07       12843      14153      14010.5     16367      11039                 10723              11845             12947
9/07       13383      14119      14102.3     16732      11171                 11028              11885             13283
10/07      13839      14120      14686.1     17392      11211                 11127              11957             13412

              Moderate Growth     HSBC Investor
              Blended             Moderate Growth
              Portfolio           Strategy Fund
              Index(5)            (B Shares)(2)

2/1/05        10000               10000
3/05          10006               10032
6/05          10213               10263
9/05          10575               10693
12/05         10784               10935
3/06          11237               11391
6/06          11109               11302
9/06          11510               11553
12/06         12156               12170
3/07          12415               12400
6/07          12899               12947
9/07          13160               13283
10/07         13420               13412

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL                   EXPENSE
FUND PERFORMANCE                                                                TOTAL RETURN (%)               RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                           INCEPTION            1             SINCE
AS OF OCTOBER 31, 2007                                        DATE             YEAR          INCEPTION     GROSS          NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class A(1)        2/3/05          10.28            10.43        2.14          1.52
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class B(2)        2/1/05          11.25            11.29        2.89          2.27
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class C(3)        6/9/05          14.20            12.74        2.89          2.27
------------------------------------------------------------------------------------------------------------------------------------
Moerate Growth Blended Portfolio Index(5)                       --            13.58              N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

THE TOTAL RETURNS FOR EACH CLASS OF SHARES OF THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 INCLUDED THE RECEIPT OF A ONE-TIME PAYMENT IN RESPECT OF A CLASS ACTION SETTLEMENT. WITHOUT THE RECEIPT OF THIS PAYMENT, THE RETURNS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 WOULD HAVE BEEN LOWER.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

(5) THE PERFORMANCE SHOWN FOR THE MODERATE GROWTH BLENDED PORTFOLIO INDEX PRIOR TO APRIL 30, 2006 DOES NOT REFLECT THE 5.0% ALLOCATION TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE MODERATE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (6%); LEHMAN BROTHERS U.S. AGGREGATE FUND INDEX (26%); MERRILL LYNCH HIGH YIELD MASTER II INDEX (5%); RUSSELL 1000(R) GROWTH INDEX (19%); RUSSELL 1000(R) VALUE INDEX (18%); RUSSELL 2500(R) GROWTH INDEX (11%) AND THE MSCI EAFE INDEX (15%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.


7     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

       [The following tables represent line charts in the printed piece.]

                                                                                                                        HSBC
                                                                                                           Merrill      Investor
                                                         Citigroup        Lehman         Lehman            Lynch        Conservative
         Russell     Russell     Russell                 U.S. Domestic    Brothers       Brothers          U.S. High    Growth
         1000(R)     1000(R)     2500(R)       MSCI      Three Month      U.S.           Intermediate      Yield        Strategy
         Growth      Value       Growth        EAFE      Treasury Bill    Aggregate      U.S. Aggregate    Master II    (B Shares)
         Index       Index       Index         Index     Index            Index          Index             Index        (2)
2/17/05  10000       10000       10000         10000     10000            10000          10000             10000        10000
3/05     9922        10190       9917          10176     10039            9890           9910              9866         9872
6/05     10167       10360       10270         10100     10108            10188          10150             10124        10032
9/05     10575       10763       10916         11154     10188            10119          10110             10217        10312
12/05    10889       10899       11213         11614     10282            10179          10166             10284        10530
3/06     11226       11546       12539         12714     10387            10114          10140             10579        10809
6/06     10788       11614       11771         12834     10507            10105          10153             10600        10766
9/06     11213       12336       11629         13345     10638            10490          10499             11030        10998
12/06    11878       13323       12588         14733     10771            10620          10631             11494        11457
3/07     12019       13489       13096         15344     10904            10779          10798             11807        11639
6/07     12843       14153       14011         16367     11039            10723          10761             11845        11972
9/07     13383       14119       14102         16732     11171            11028          11058             11885        12243
10/07    13839       14120       14686         17392     11211            11127          11147             11957        12263

                                        HSBC Investor
              Conservative Growth       Conservative Growth
              Blended Portfolio         Strategy Fund
              Index(5)                  (B Shares)(2)

2/17/05       10000                     10000
3/05          10004                     9872
6/05          10189                     10032
9/05          10444                     10312
12/05         10611                     10530
3/06          10918                     10809
6/06          10873                     10766
9/06          11249                     10998
12/06         11732                     11457
3/07          11948                     11639
6/07          12283                     11972
9/07          12522                     12243
10/07         12703                     12263

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        AVERAGE ANNUAL              EXPENSE
FUND PERFORMANCE                                                                        TOTAL RETURN (%)          RATIO (%)(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 INCEPTION               1          SINCE
AS OF OCTOBER 31, 2007                                             DATE                 YEAR      INCEPTION     GROSS         NET
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class A(1)        2/23/05                6.57        7.40        3.26         1.54
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class B(2)        2/17/05                7.51        7.84        4.01         2.29
------------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class C(3)        4/19/05               10.97       10.17        4.01         2.29
------------------------------------------------------------------------------------------------------------------------------------
Conservative Growth Blended Portfolio Index(5)                      --                  10.75        N/A          N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

THE TOTAL RETURNS FOR EACH CLASS OF SHARES OF THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 INCLUDED THE RECEIPT OF A ONE-TIME PAYMENT IN RESPECT OF A CLASS ACTION SETTLEMENT. WITHOUT THE RECEIPT OF THIS PAYMENT, THE RETURNS FOR THE FUND FOR THE YEAR ENDED OCTOBER 31, 2007 WOULD HAVE BEEN LOWER.

(1) REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.
(2) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.
(3) REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.
(4) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

(5) THE PERFORMANCE SHOWN FOR THE CONSERVATIVE GROWTH BLENDED PORTFOLIO INDEX PRIOR TO APRIL 30, 2006 DOES NOT REFLECT THE 8.0% ALLOCATION TO THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE CONSERVATIVE GROWTH BLENDED PORTFOLIO INDEX CONSISTS OF A BLEND BY PERCENTAGE OF THE FOLLOWING INDICES. THE CITIGROUP U.S. DOMESTIC 3-MONTH T-BILL (21%); MERRILL LYNCH HIGH YIELD MASTER II INDEX (8%); LEHMAN BROTHERS U.S. AGGREGATE BOND FUND INDEX (25%); LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX (3%); RUSSELL 1000(R) GROWTH INDEX (15%); RUSSELL 1000(R) VALUE INDEX (14%); RUSSELL 2500(R) GROWTH INDEX (4%) AND THE MSCI EAFE INDEX (10%). THE PERFORMANCE OF THE INDEX DOES NOT REFLECT THE DEDUCTION OF EXPENSES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE FUND'S PERFORMANCE REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX. FOR A COMPLETE DEFINITION OF THE ABOVE REFERENCED INDICES, PLEASE REFER TO THE GLOSSARY OF TERMS.

                                             HSBC INVESTOR FAMILY OF FUNDS     8

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
STANDARDIZED PERFORMANCE BENCHMARK INDICES FOR THE                       1
           YEAR ENDED OCTOBER 31, 2007                               YEAR (%)
--------------------------------------------------------------------------------

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index               4.95
Lehman Brothers U.S. Aggregate Bond Index                              7.36
Lehman Brothers Intermediate U.S. Aggregate Bond Index                 6.96
Merrill Lynch High Yield Master II Index                              12.36
MSCI EAFE Index                                                       20.32
Russell 1000(R) Growth Index                                          12.25
Russell 1000(R) Value Index                                           18.15
Russell 2500(R) Growth Index                                           7.32


CITIGROUP U.S. DOMESTIC 3-MONTH U.S. TREASURY BILL INDEX reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three -month Treasury Bill issues. The three-month Treasury Bills are the short-term debt obligations of the U.S. government.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN   BROTHERS   INTERMEDIATE   U.S.   AGGREGATE   BOND  INDEX  is  generally
representative of investment-grade debt issues with maturities between three and ten years.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

RUSSELL 1000(R) GROWTH INDEX measures the performance of 1000 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of 1000 securities in the Russell Universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index.

RUSSELL 2500(R) GROWTH INDEX measures the performance of those 2500 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.
Investors cannot invest directly in an index, although they can invest in the underlying securities.


9     HSBC INVESTOR FAMILY OF FUNDS

                                                               PORTFOLIO REVIEWS

                                                  MOODY'S HAS ASSIGNED AN "AAA"
                                                   RATING TO THE HSBC INVESTOR
                                                      MONEY MARKET FUND.(1)

HSBC INVESTOR MONEY MARKET FUND

BY THOMAS RIORDAN
SENIOR FIXED INCOME PORTFOLIO MANAGER

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


During the third quarter of 2007 the fixed income markets were stressed due to liquidity concerns. As home prices declined throughout 2007, investors became increasingly concerned about the subprime mortgage market and certain related securities. In response, investors shunned most structured securities including asset backed commercial paper and structured investment vehicles ("SIV"). At October 31, the HSBC Investor Money Market Fund owned SIVs issued by several issuers, totaling $1.0 billion, which represented about 14% of the Fund's net assets. Because of sales and maturities that occurred after the Fund's fiscal year end, the Fund's SIV holdings were reduced to $558 million or about 7% of its net assets by December 17, 2007.*

As Advisor to the HSBC Investor Money Market Fund, HSBC Investments believes that the SIVs held by the Fund are high quality tranches of well-established programs, many of which are bank-sponsored. HSBC Investments' credit teams continue to monitor these SIV holdings and are in regular contact with SIV sponsors and rating agencies. Management believes that the Fund has remained in compliance with the relevant regulations for money market mutual funds.*

In terms of the broader market, in spite of the housing market woes, the economy grew at close to 3.0% annual rate for much of 2007 and the third quarter Gross Domestic Product(2) posted a surprisingly strong 3.9% growth rate. The broader measures of inflation have remained largely within the Federal Reserve's ("the Fed") target range of 1%-2%. Over the course of 2007, the core Producer Price Index(2), which excludes food and energy costs, rose at a 1.8% annual rate. The core Consumer Price Index(2) rose at a 2.3% annual rate. The core Personal Consumption Expenditure(2) index rose an average of 2.1% for 2007. Recently, there have been signs of inflation that have caused the Fed concern, including oil and gold prices at historical highs and a weakening dollar.

The Fed has an unusually difficult job of late, as there have been mixed signals on the economy, in addition to the ongoing liquidity issues. The Fed has taken several actions to ease liquidity concerns in the markets. In a surprise move on August 17, 2007, the Fed lowered the discount rate by 50 basis points (0.50%) to 5.75% and added massive amounts of cash reserves to the system to prevent a seizing up of economic activity and attempt to restore confidence to the markets. At the September 18, 2007 Federal Open Market Committee ("FOMC") meeting they lowered the target fed funds and discount rates by a greater than expected 50 basis points (0.50%) to 4.75% and 5.25% respectively. This gave investors a boost of confidence as they saw the Fed aggressively taking steps to add liquidity to the financial system.

The signs of a slowing economy, including layoffs in the financial services industry, in addition to the housing collapse have been offset by concerns of increased inflation. A statement from the October FOMC meeting highlighted these concerns. After cutting the target federal funds and discount rates by 25 basis points (0.25%) to 4.5% and 5.0% respectively, they issued a statement identifying the risks to economic growth and inflation as roughly balanced.

*Portfolio composition is subject to change

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                               HSBC INVESTOR FAMILY OF FUNDS  10

PORTFOLIO REVIEWS

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Fixed Income Portfolio (the "Portfolio") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.


INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


MARKET COMMENTARY

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was the Fund's defensive positioning. Early in the year, exposure to select off-benchmark holdings in high yield and emerging market debt contributed to positive performance. These gains were further enhanced later in the year, as the Fund moved to an underweight in corporates, as spread sectors underperformed duration adjusted treasuries. The Fund also benefited from individual security selection within corporate credits and mortgages.*

Going forward, we will continue to analyze the yield curve for pricing anomalies and opportunistically add duration as higher yields reflect fair value. We look to remain defensive as we believe that the fundamentals may continue to deteriorate over the next 6-12 months eventually causing speculative grade defaults to rise from current levels. If this occurs, we will see a much more dramatic widening in credit spreads than we have seen in the current market environment. We believe the excesses of the past several years have yet to be resolved through short-term market volatility and central bank reaction. Consequently, we believe these will continue to have an economic and market impact.

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 11 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
BY HSBC INVESTMENTS (USA) INC. HIGH YIELD TEAM

HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team's philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets.


INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

MARKET COMMENTARY

The Fund (Class I Shares) outperformed the benchmark for the period under review. Performance was driven by the Fund's overweight exposure in CCC-rated issuers and its underweight in the building products and home builders industries.*


Going forward, we will maintain duration that approximates that of the benchmark. We continue to analyze the yield curve for pricing anomalies. Our outlook for the remainder of 2007 is cautiously optimistic. On an industry front, we remain positive on the energy, gaming, wireless, and cable sectors. Although we remain cautious on home builders, financials and autos.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                               HSBC INVESTOR FAMILY OF FUNDS  12

PORTFOLIO REVIEWS

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities.


INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.


MARKET COMMENTARY

The Fund (Class I Shares) outperformed the benchmark for the period under review. The key component of that outperformance was the Fund's defensive positioning. Early in the year, exposure to select off-benchmark holdings in high yield and emerging market debt contributed to positive performance. These gains were further enhanced later in the year, as the Fund moved to an underweight in corporates, as spread sectors underperformed duration adjusted treasuries. The Fund also benefited from individual security selection within corporate credits and mortgages.*

Going forward, we will continue to analyze the yield curve for pricing anomalies and opportunistically add duration as higher yields reflect fair value. We look to remain defensive as we believe that the fundamentals may continue to deteriorate over the next 6-12 months eventually causing speculative grade defaults to rise from current levels. If this occurs, we will see a much more dramatic widening in credit spreads than we have seen in the current market environment. We believe the excesses of the past several years have yet to be resolved through short-term market volatility and central bank reaction. Consequently, we believe these will continue to have an economic and market impact.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 13 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH PORTFOLIO
BY PHILIP J. SANDERS, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA AND DANIEL P. BECKER, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The HSBC Investor Growth Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.


INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


MARKET COMMENTARY

Equities in general performed well during the Fund's fiscal year ended October 31, 2007, and large-cap growth stocks in particular generated healthy returns. Investors worried that the housing market's slump and the subprime mortgage crisis would weaken economic growth, so they sought shares of firms that appeared poised to deliver earnings growth in a slowing economy. Those trends helped the Fund post a strong absolute gain for the 12-month period under review.

The Fund outperformed its benchmark index largely due to strong stock selection. In fact, security selection added to relative returns in seven of the eight economic sectors in which the Fund invested during the period. The performance of the Fund's holdings in the technology, consumer discretionary, materials and energy sectors especially lifted its return relative to the benchmark.*


The Fund's holdings in the financial sector weighed on its relative performance. The subprime mortgage crisis caused problems for many of the financial stocks in the Fund's portfolio, as investors worried that a deteriorating credit environment could eat into financial firms' profits.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 14

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
BY KEVIN F. SIMMS
CO-CIO INTERNATIONAL VALUE EQUITIES AND DIRECTOR OF RESEARCH - GLOBAL AND INTERNATIONAL VALUE EQUITIES
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

The HSBC Investor International Equity Portfolio (the "Portfolio") seeks to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Portfolio employs AllianceBernstein L.P. ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.


The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.


INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.


Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


MARKET COMMENTARY

International stocks performed well during the period. Investors encouraged by solid global economic growth and generally low interest rates bid up stocks in foreign markets, helping the Fund post strong absolute returns. Substantial declines in the value of the U.S. dollar also boosted absolute returns, as they increased the value of assets denominated in foreign currencies.

The Fund held an overweight position relative to its benchmark index in shares of industrial commodities firms. Strong global demand, fueled by powerful economic growth in China and elsewhere, pushed up prices on commodities and bolstered the profits of commodities-related firms. Commodities stocks surged as a result, helping the Fund to produce positive performance.


The Fund's holdings in the financial sector weighed on relative performance. Global investors during the second half of the period became concerned about rising mortgage defaults by U.S. homeowners with weak credit. Investors worried that sub-prime mortgage defaults could undermine securities backed by such loans, potentially leading to a global credit crunch. Financial stocks generally declined as a result of those fears, so the Fund's overweight position in the sector detracted from its returns relative to the benchmark which resulted with the Fund's (Advisor Shares) slightly underperforming the MSCI EAFE Index.

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 15 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR OPPORTUNITY PORTFOLIO
BY WILLIAM A. MUGGIA
PRESIDENT-CHIEF INVESTMENT OFFICER
WESTFIELD CAPITAL MANAGEMENT, LLC

The HSBC Investor Opportunity Fund ("the Fund") seeks to provide its shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Opportunity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.


The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.


INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.


MARKET COMMENTARY

In a period of slowing corporate profit growth, small- and mid-capitalization growth stocks meaningfully outperformed value stocks as measured by Russell indices. Materials, energy and industrial stocks were among the performance leaders, as stocks in those sectors appeared to benefit from exposure to the healthy pace of economic activity outside the U.S.

Broad participation within the health care sector helped the Fund outperform the benchmark. Stocks from five different industries contributed to relative gains, but the impact of stocks within pharmaceuticals & life science tools was most significant. Maintaining a commitment to the energy sector yielded positive results relative to the benchmark as well. Stock selection within energy equipment and services was notable as companies with exposure to markets in the eastern hemisphere performed well.*


The consumer discretionary sector also provided a source of superior performance during the year. An underweight position in this lagging sector was of some benefit, but the bulk of excess return against the benchmark stemmed from stock selection. Our emphasis on shares of firms with unique franchises exposed to the high-end consumer, particularly in apparel retail, publishing and specialized consumer services, helped the Fund's consumer discretionary stake outperform that of the benchmark.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

                                               HSBC INVESTOR FAMILY OF FUNDS  16

PORTFOLIO REVIEWS

HSBC INVESTOR VALUE PORTFOLIO
BY JON D. BOSSE, CFA
CHIEF INVESTMENT OFFICER
NWQ INVESTMENT MANAGEMENT COMPANY, LLC

The HSBC Investor Value Portfolio (the "Portfolio") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as the sub-adviser.


INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.


Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


MARKET COMMENTARY

Strong performance by energy and basic materials stocks enhanced the Fund's absolute return. Those sectors benefited as fast-expanding international economies contributed to powerful demand for oil and other raw materials. Select stocks in such diverse industries as insurance brokerage, railroads, tobacco, technology and telecommunications also contributed to the Fund's absolute return. The Fund's exposure to the financial sector negatively influenced performance, as financial stocks--and particularly mortgage-related stocks--suffered from investor concerns about the subprime mortgage crisis.*

Strong performance by the Fund's holdings in the oil and natural gas exploration industry was the primary positive contributor to relative gains. Mining and metals stocks also were significant contributors to the Fund's performance against its benchmark, as those stocks benefited from strong global demand for precious and base metals.*


The Fund held an underweight position in the lagging financial sector. Selection among financial stocks caused the Fund's allocation to the sector to weigh on relative returns, however. Shares of mortgage origination and service firms in the portfolio suffered from the loss of investor confidence in the mortgage business, while mortgage insurance-related holdings came under pressure as investors became increasingly concerned about loan defaults.*

* Portfolio composition is subject to change.
(1) For additional information, please refer to the Glossary of Terms.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

 17 HSBC INVESTOR FAMILY OF FUNDS

                                                               PORTFOLIO REVIEWS

PORTFOLIO COMPOSITION*
OCTOBER 31, 2007
(UNAUDITED)

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                              33.4%
--------------------------------------------------------------------------------
Mortgage Backed Securities                                   23.2%
--------------------------------------------------------------------------------
Commercial Mortgage
  Backed Securities                                          15.8%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                           7.6%
--------------------------------------------------------------------------------
Asset Backed Securities                                       7.2%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                      6.3%
--------------------------------------------------------------------------------
Cash and Equivalents                                          4.0%
--------------------------------------------------------------------------------
Foreign Bond                                                  2.5%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                              97.5%
--------------------------------------------------------------------------------
Cash and Equivalents                                          2.5%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION
  FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Mortgage Backed Securities                                   24.3%
--------------------------------------------------------------------------------
Corporate Bond                                               36.4%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                          10.1%
--------------------------------------------------------------------------------
Asset Backed Securities                                       7.2%
--------------------------------------------------------------------------------
Commercial Mortgage
  Backed Securities                                          16.6%
--------------------------------------------------------------------------------
Foreign Bond                                                  4.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.0%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Information Technology                                       31.1%
--------------------------------------------------------------------------------
Health Care                                                  16.4%
--------------------------------------------------------------------------------
Industrials                                                  13.0%
--------------------------------------------------------------------------------
Consumer Staples                                             10.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                        9.3%
--------------------------------------------------------------------------------
Financials                                                    8.4%
--------------------------------------------------------------------------------
Energy                                                        5.2%
--------------------------------------------------------------------------------
Materials                                                     4.2%
--------------------------------------------------------------------------------
Cash and Equivalents                                          2.3%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Europe                                                       62.6%
--------------------------------------------------------------------------------
Japan                                                        21.1%
--------------------------------------------------------------------------------
Australia & Far East                                          7.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.6%
--------------------------------------------------------------------------------
Other                                                         4.7%
--------------------------------------------------------------------------------
Canada                                                        2.6%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Health Care                                                  26.6%
--------------------------------------------------------------------------------
Information Technology                                       17.6%
--------------------------------------------------------------------------------
Industrials                                                  15.4%
--------------------------------------------------------------------------------
Energy                                                       13.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                       12.2%
--------------------------------------------------------------------------------
Financials                                                    6.0%
--------------------------------------------------------------------------------
Business Services                                             2.7%
--------------------------------------------------------------------------------
Consumer Staples                                              2.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.7%
--------------------------------------------------------------------------------
Telecommunications                                            1.4%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Financials                                                   25.1%
--------------------------------------------------------------------------------
Information Technology                                       10.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                        9.3%
--------------------------------------------------------------------------------
Energy                                                       11.5%
--------------------------------------------------------------------------------
Industrials                                                   7.7%
--------------------------------------------------------------------------------
Materials                                                     6.6%
--------------------------------------------------------------------------------
Cash                                                          9.4%
--------------------------------------------------------------------------------
Consumer Staples                                              6.7%
--------------------------------------------------------------------------------
Telecommunication Services                                    3.5%
--------------------------------------------------------------------------------
Miscellaneous                                                 2.3%
--------------------------------------------------------------------------------
Transportation                                                2.3%
--------------------------------------------------------------------------------
Health Care                                                   4.7%
--------------------------------------------------------------------------------
Total                                                       100.0%
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS  18

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007


                                                                AGGRESSIVE       GROWTH        MODERATE      CONSERVATIVE
                                                                  GROWTH        STRATEGY        GROWTH         GROWTH
                                                               STRATEGY FUND      FUND       STRATEGY FUND   STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments in Affiliated Portfolios                         $12,398,291    $36,289,798    $35,994,580   $  9,506,832
    Investments in Affiliated Fund, at value (a)                     124,808        365,927      2,295,024      2,523,618
                                                               -------------  -------------  -------------  -------------
    Total Investments                                             12,523,099     36,655,725     38,289,604     12,030,450
                                                               -------------  -------------  -------------  -------------
    Receivable for capital shares issued                              19,200         84,127        194,218         17,922
    Receivable from Investment Adviser                                 5,992          1,512          1,583            609
    Prepaid expenses and other assets                                  5,486          3,885          7,643          6,213
                                                               -------------  -------------  -------------  -------------
    TOTAL ASSETS                                                  12,553,777     36,745,249     38,493,048     12,055,194
                                                               -------------  -------------  -------------  -------------

LIABILITIES:
    Payable for capital shares redeemed                               20,328        163,711         14,489          3,696
    Accrued expenses and other liabilities:
        Investment Management                                            516          5,494          9,393            502
        Administration                                                   333            986          1,041            344
        Distribution                                                   3,377          9,356         11,376          3,240
        Shareholder Servicing                                          2,590          7,594          7,968          2,527
        Compliance Service                                                 7             22             22              4
        Transfer Agent                                                 3,367          4,410          4,570          3,165
        Trustee                                                           19             58             59             14
        Other                                                          7,680         23,781         24,285          7,399
                                                               -------------  -------------  -------------  -------------
    TOTAL LIABILITIES                                                 38,217        215,412         73,203         20,891
                                                               -------------  -------------  -------------  -------------
NET ASSETS                                                       $12,515,560    $36,529,837    $38,419,845    $12,034,303
                                                               =============  =============  =============  =============


COMPOSITION OF NET ASSETS:
    Capital                                                      $ 9,805,279    $29,646,780    $32,895,252    $10,947,282
    Accumulated net investment income (loss)                          (4,459)       112,089         14,138         18,083
    Accumulated net realized gains( losses) from investment
      and foreign currency transactions                              757,521      1,874,813      1,482,315        265,540
    Unrealized appreciation/depreciation from investments
      and foreign currencies                                       1,957,219      4,896,155      4,028,140        803,398
                                                               -------------  -------------  -------------  -------------
NET ASSETS                                                       $12,515,560    $36,529,837    $38,419,845    $12,034,303
                                                               =============  =============  =============  =============


NET ASSETS:
    Class A Shares                                               $ 7,046,424    $21,351,615    $20,140,221    $ 6,669,226
    Class B Shares                                                 4,941,621     13,905,109     16,513,396      4,928,257
    Class C Shares                                                   527,515      1,273,113      1,766,228        436,820
                                                               -------------  -------------  -------------  -------------
                                                                 $12,515,560    $36,529,837    $38,419,845    $12,034,303
                                                               =============  =============  =============  =============


SHARES OUTSTANDING
    ($0.001 par value, unlimited number of shares authorized):
    Class A Shares                                                   453,257      1,449,732      1,518,064        553,740
    Class B Shares                                                   323,671        947,939      1,244,290        412,831
    Class C Shares                                                    34,570         86,383        136,126         35,652


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
    Class A Shares                                               $     15.55    $     14.73    $     13.27    $     12.04
    Class B Shares*                                              $     15.27    $     14.67    $     13.27    $     11.94
    Class C Shares*                                              $     15.26    $     14.74    $     12.97    $     12.25
    Maximum Sales Charge -- Class A Shares                             5.00%          5.00%          5.00%          5.00%
                                                               =============  =============  =============  =============
    Maximum Offering Price per share (Net Asset Value/
      (100% -- maximum sales charge)) -- Class A Shares          $     16.37    $     15.51    $     13.97    $     12.67
                                                               =============  =============  =============  =============
    Investments in Affiliated Fund, at cost                      $   124,808    $   365,927    $ 2,295,024    $ 2,523,618
                                                               =============  =============  =============  =============

---------
* Redemption Price per share varies by length of time shares are held.

(a) The investment in the affiliated fund are holdings of the HSBC Investor Money Market Fund Class Y Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purposes are the same.

19   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                    HSBC INVESTOR LIFELINE FUNDS

                   STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007

                                                                AGGRESSIVE       GROWTH        MODERATE      CONSERVATIVE
                                                                  GROWTH        STRATEGY        GROWTH         GROWTH
                                                               STRATEGY FUND      FUND       STRATEGY FUND   STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Investment Income from Affiliated Portfolios (a)              $  148,417     $  694,556     $  905,275      $ 234,011
    Investment Income from Affiliated Fund                             4,920         14,702         92,324         82,458
    Foreign tax withholding from Affiliated Portfolios (a)            (7,822)       (20,533)       (16,040)        (2,646)
    Expenses from Affiliated Portfolios (a)                          (75,007)      (212,990)      (207,459)       (45,260)
                                                                 -----------    -----------    -----------      ---------
    TOTAL INVESTMENT INCOME                                           70,508        475,735        774,100        268,563
                                                                 -----------    -----------    -----------      ---------


EXPENSES:
    Investment Management                                              4,939         14,697         15,332          3,893
    Administration                                                     2,884          8,581          8,960          2,260
    Distribution:
        Class B Shares                                                30,028         84,308        102,735         24,720
        Class C Shares                                                 2,255          6,809          8,526          2,941
    Shareholder Servicing:
        Class A Shares                                                13,922         43,066         39,499         10,179
        Class B Shares                                                10,019         28,143         34,306          8,297
        Class C Shares                                                   753          2,274          2,853            987
    Accounting                                                        29,086         29,086         29,086         29,086
    Compliance Service                                                   107            319            332             82
    Transfer Agent                                                    54,054         75,886         76,585         44,039
    Trustee                                                              234            698            726            179
    Printing                                                          19,109         54,617         56,278         13,174
    Registration fees                                                     28             69             71             56
    Other                                                             14,669         15,735         18,968          3,991
                                                                 -----------    -----------    -----------      ---------
        Total expenses before fee reductions                         182,087        364,288        394,257        143,884
        Fees reduced by Investment Adviser                           (76,364)       (44,426)       (29,557)       (44,214)
                                                                 -----------    -----------    -----------      ---------
        NET EXPENSES                                                 105,723        319,862        364,700         99,670
                                                                 -----------    -----------    -----------      ---------

NET INVESTMENT INCOME (LOSS)                                         (35,215)       155,873        409,400        168,893
                                                                 -----------    -----------    -----------      ---------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: (a)
Net realized gains (losses) from investments and foreign currency
    transactions                                                     810,981      1,888,561      1,499,302        267,881
Change in unrealized appreciation/depreciation from investments    1,335,250      3,251,636      2,609,124        433,433
                                                                 -----------    -----------    -----------      ---------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT
 TRANSACTIONS                                                      2,146,231      5,140,197      4,108,426        701,314
                                                                 -----------    -----------    -----------      ---------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $2,111,016     $5,296,070     $4,517,826       $870,207
                                                                 ===========    ===========    ===========      =========

----------
(a) Represents amounts allocated from the respective Affiliated Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR LIFELINE FUNDS   20

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                            AGGRESSIVE GROWTH STRATEGY FUND             GROWTH STATEGY FUND
---------------------------------------------------------------------------------------------------------------------
                                              FOR THE             FOR THE             FOR THE             FOR THE
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2007    OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)         $        (35,215)   $        (12,945)   $        155,873    $         67,776
    Net realized gains (losses) from
      investment transactions                     810,981             (17,813)          1,888,561             150,344
    Change in unrealized appreciation/
      depreciation from investments             1,335,250             557,180           3,251,636           1,449,423
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    2,111,016             526,422           5,296,070           1,667,543
                                         ----------------    ----------------    ----------------    ----------------

DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                       --                  --             (91,507)                (22)
  Class B Shares                                       --                  --             (11,110)                 --
  Class C Shares                                       --                  --                (784)                 --

NET REALIZED GAINS:
  Class A Shares                                       --              (4,248)            (94,565)             (7,479)
  Class B Shares                                       --              (4,512)            (64,734)             (8,003)
  Class C Shares                                       --                (298)             (5,227)               (626)
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  SHAREHOLDER DIVIDENDS                                --              (9,058)           (267,927)            (16,130)
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                          3,061,815           5,378,169           9,652,802          14,606,757
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                            5,172,831           5,895,533          14,680,945          16,258,170

NET ASSETS:
    Beginning of period                         7,342,729           1,447,196          21,848,892           5,590,722
                                         ----------------    ----------------    ----------------    ----------------
    End of period                        $     12,515,560    $      7,342,729    $     36,529,837    $     21,848,892
                                         ================    ================    ================    ================
    Accumulated net investment income
     (loss)                              $         (4,459)   $        (14,704)   $        112,089    $         55,913
                                         ================    ================    ================    ================

21  HSBC INVESTOR LIFELINE FUNDS              SEE NOTES TO FINANCIAL STATEMENTS.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                             AGGRESSIVE GROWTH STRATEGY FUND                 GROWTH STATEGY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE             FOR THE               FOR THE             FOR THE
                                              YEAR ENDED          YEAR ENDED            YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2007    OCTOBER 31, 2006      OCTOBER 31, 2007    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
    Proceeds from shares issued             $ 2,836,042           $3,199,933          $ 7,969,359          $ 9,462,116
    Dividends reinvested                             --                4,248              185,652                7,500
    Value of shares redeemed                 (1,111,410)             (77,034)          (2,339,143)            (634,007)
                                         --------------         ------------        -------------        -------------
Class A Shares capital transactions           1,724,632            3,127,147            5,815,868            8,835,609
                                         --------------         ------------        -------------        -------------

CLASS B SHARES:
    Proceeds from shares issued               1,516,999            2,171,105            4,252,061            5,742,896
    Dividends reinvested                             --                4,512               75,546                8,002
    Value of shares redeemed                   (405,168)            (116,411)          (1,033,237)            (412,505)
                                         --------------         ------------        -------------        -------------
Class B Shares capital transactions           1,111,831            2,059,206            3,294,370            5,338,393
                                         --------------         ------------        -------------        -------------

CLASS C SHARES:
    Proceeds from shares issued                 328,562              196,567              768,456              547,274
    Dividends reinvested                             --                  298                6,011                  627
    Value of shares redeemed                   (103,210)              (5,049)            (231,903)            (115,146)
                                         --------------         ------------        -------------        -------------
Class C Shares capital transactions             225,352              191,816              542,564              432,755
                                         --------------         ------------        -------------        -------------

CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                      $ 3,061,815           $5,378,169          $ 9,652,802          $14,606,757
                                         ==============         ============        =============        =============


SHARE TRANSACTIONS:
CLASS A SHARES:
    Issued                                      206,802              265,210              599,873              799,471
    Reinvested                                       --                  378               14,632                  664
    Redeemed                                    (81,057)              (6,528)            (173,704)             (53,747)
                                         --------------         ------------        -------------        -------------
Change in Class A Shares                        125,745              259,060              440,801              746,388
                                         --------------         ------------        -------------        -------------

CLASS B SHARES:
    Issued                                      112,606              183,959              318,815              486,469
    Reinvested                                       --                  405                5,949                  705
    Redeemed                                    (29,929)              (9,634)             (77,193)             (34,595)
                                         --------------         ------------        -------------        -------------
Change in Class B Shares                         82,677              174,730              247,571              452,579
                                         --------------         ------------        -------------        -------------

CLASS C SHARES:
    Issued                                       24,063               16,830               56,478               46,515
    Reinvested                                       --                   27                  471                   55
    Redeemed                                     (7,943)                (407)             (17,406)              (9,539)
                                         --------------         ------------        -------------        -------------
Change in Class C Shares                         16,120               16,450               39,543               37,031
                                         --------------         ------------        -------------        -------------

SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR LIFELINE FUNDS   22

HSBC INVESTOR LIFELINE FUNDS

                                            MODERATE GROWTH STRATEGY FUND         CONSERVATIVE GROWTH STATEGY FUND
---------------------------------------------------------------------------------------------------------------------
                                              FOR THE             FOR THE             FOR THE             FOR THE
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2007    OCTOBER 31, 2006
---------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)         $        409,400    $        196,149    $        168,893    $         85,034
    Net realized gains from investment
      transactions                              1,499,302             196,766             267,881              66,363
    Change in unrealized appreciation/
      depreciation from investments             2,609,124           1,241,590             433,433             247,105
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    4,517,826           1,634,505             870,207             398,502
                                         ----------------    ----------------    ----------------    ----------------

DIVIDENDS:
NET INVESTMENT INCOME:
    Class A Shares                               (262,090)           (125,404)            (94,234)            (51,938)
    Class B Shares                               (132,843)            (57,383)            (56,207)            (31,029)
    Class C Shares                                (11,916)             (5,807)             (6,383)             (4,345)

NET REALIZED GAINS:
    Class A Shares                               (107,302)             (3,616)            (34,028)                 --
    Class B Shares                                (94,696)             (3,427)            (29,598)                 --
    Class C Shares                                 (6,378)               (500)             (3,582)                 --
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  SHAREHOLDER DIVIDENDS                          (615,225)           (196,137)           (224,032)            (87,312)
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                         11,050,090          14,905,868           5,431,997           3,202,429
                                         ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                           14,952,691          16,344,236           6,078,172           3,513,619

NET ASSETS:
    Beginning of period                        23,467,154           7,122,918           5,956,131           2,442,512
                                         ----------------    ----------------    ----------------    ----------------
    End of period                        $     38,419,845    $     23,467,154    $     12,034,303    $      5,956,131
                                         ================    ================    ================    ================
    Accumulated net investment income    $         14,138    $          4,489    $         18,083    $          4,342
                                         ================    ================    ================    ================

23   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                             MODERATE GROWTH STRATEGY FUND             CONSERVATIVE GROWTH STATEGY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE             FOR THE               FOR THE             FOR THE
                                              YEAR ENDED          YEAR ENDED            YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2007    OCTOBER 31, 2006      OCTOBER 31, 2007    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
    Proceeds from shares issued             $ 7,912,763          $ 8,904,235           $1,988,365           $2,584,751
    Proceeds from shares issued in
     conversion                                      --                   --            1,774,237                   --
    Dividends reinvested                        366,055              126,311              127,648               51,938
    Value of shares redeemed                 (2,131,003)          (1,004,146)            (631,447)            (773,807)
                                          -------------        -------------         ------------         ------------
Class A Shares capital transactions           6,147,815            8,026,400            3,258,803            1,862,882
                                          -------------        -------------         ------------         ------------

CLASS B SHARES:
    Proceeds from shares issued               4,788,564            6,939,098            1,387,844            1,216,860
    Proceeds from shares issued in
     conversion                                      --                   --              981,527                   --
    Dividends reinvested                        226,308               60,467               84,374               30,500
    Value of shares redeemed                   (966,698)            (544,781)            (366,939)            (130,465)
                                          -------------        -------------         ------------         ------------
Class B Shares capital transactions           4,048,174            6,454,784            2,086,806            1,116,895
                                          -------------        -------------         ------------         ------------

CLASS C SHARES:
    Proceeds from shares issued               1,158,749              574,091              109,629              285,040
    Proceeds from shares issued in
     conversion                                      --                   --               23,289                   --
    Dividends reinvested                         18,281                6,307                9,965                4,345
    Value of shares redeemed                   (322,929)            (155,714)             (56,495)             (66,733)
                                          -------------        -------------         ------------         ------------
Class C Shares capital transactions             854,101              424,684               86,388              222,652
                                          -------------        -------------         ------------         ------------

CHANGE IN NET ASSETS RESULTING FROM
  CAPITAL TRANSACTIONS                      $11,050,090          $14,905,868           $5,431,997           $3,202,429
                                          =============        =============         ============         ============

SHARE TRANSACTIONS:
CLASS A SHARES:
    Issued                                      638,805              791,634              172,826              240,413
    Issued in conversion                             --                   --              148,136                   --
    Reinvested                                   29,777               11,134               11,167                4,788
    Redeemed                                   (173,246)             (89,017)             (54,690)             (71,416)
                                          -------------        -------------         ------------         ------------
Change in Class A Shares                        495,336              713,751              277,439              173,785
                                          -------------        -------------         ------------         ------------

CLASS B SHARES:
    Issued                                      387,531              615,692              121,528              114,343
    Issued in conversion                             --                   --               82,738                   --
    Reinvested                                   18,521                5,311                7,465                2,841
    Redeemed                                    (77,311)             (48,672)             (31,991)             (12,263)
                                          -------------        -------------         ------------         ------------
Change in Class B Shares                        328,741              572,331              179,740              104,921
                                          -------------        -------------         ------------         ------------

CLASS C SHARES:
    Issued                                       95,099               52,985                9,224               26,278
    Issued in conversion                             --                   --                1,922                   --
    Reinvested                                    1,520                  572                  864                  398
    Redeemed                                    (27,016)             (14,028)              (4,861)              (6,091)
                                          -------------        -------------         ------------         ------------
Change in Class C Shares                         69,603               39,529                7,149               20,585
                                          -------------        -------------         ------------         ------------

SEE NOTES TO FINANCIAL STATEMENTS.              HSBC INVESTOR LIFELINE FUNDS  24

--------------------------------------------------------------------------------
              HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              FINANCIAL HIGHLIGHTS


     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                        DIVIDENDS
                                            ----------------------------------------      ------------------------


                                                            NET
                                                            REALIZED
                                                            AND UNREALIZED                 NET
                                  NET                       GAINS                          REALIZED                   NET
                                  ASSET       NET           (LOSSES)        TOTAL          GAINS                      ASSET
                                  VALUE,      INVESTMENT    FROM            FROM           FROM                       VALUE,
                                  BEGINNING   INCOME        INVESTMENT      INVESTMENT     INVESTMENT    TOTAL        END
                                  OF PERIOD   (LOSS)        TRANSACTIONS    ACTIVITIES     TRANSACTIONS  DIVIDENDS    OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (g)    $10.00       (0.01)         0.61        0.60             --             --        $10.60
Year Ended October 31, 2006           10.60        0.01          2.01        2.02          (0.05)         (0.05)        12.57
Year Ended October 31, 2007           12.57        0.00*(f)      2.98        2.98             --             --         15.55

CLASS B SHARES
Period Ended October 31, 2005 (h)    $10.00       (0.04)         0.61        0.57             --             --        $10.57
Year Ended October 31, 2006           10.57       (0.05)         1.97        1.92          (0.05)         (0.05)        12.44
Year Ended October 31, 2007           12.44       (0.11)*        2.94        2.83             --             --         15.27

CLASS C SHARES
Period Ended October 31, 2005 (i)    $10.00       (0.05)         0.60        0.55             --             --        $10.55
Year Ended October 31, 2006           10.55       (0.04)         1.95        1.91          (0.05)         (0.05)        12.41
Year Ended October 31, 2007           12.41       (0.11)*        2.96        2.85             --             --         15.26

                                                               RATIOS/SUPPLEMENTARY DATA
                                             ---------------------------------------------------------------

                                                                      RATIO
                                                                      OF NET
                                                        RATIO         INVESTMENT
                                                        OF NET        INCOME         RATIO OF
                                              NET       EXPENSES      (LOSS)         EXPENSES
                                              ASSETS    TO            TO             TO
                                              AT END OF AVERAGE       AVERAGE        AVERAGE      PORTFOLIO
                                  TOTAL       PERIOD    NET           NET            NET          TURNOVER
                                  RETURN(b)   (000'S)   ASSETS(c)     ASSETS(c)      ASSETS(c)(d) RATE(e)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (g)      6.00%   $  726     1.50%        (0.20)%         11.72%      49.10%
Year Ended October 31, 2006           19.15%    4,116     1.50%         0.05%           3.52%      48.46%
Year Ended October 31, 2007           23.71%    7,046     1.50%        (0.03)%          2.27%      45.50%

CLASS B SHARES
Period Ended October 31, 2005 (h)      5.70%   $  700     2.25%        (1.01)%         11.63%      49.10%
Year Ended October 31, 2006           18.25%    2,998     2.25%        (0.70)%          4.33%      48.46%
Year Ended October 31, 2007           22.75%    4,942     2.25%        (0.77)%          3.02%      45.50%

CLASS C SHARES
Period Ended October 31, 2005 (i)      5.50%   $   21     2.25%        (1.15)%          9.79%      49.10%
Year Ended October 31, 2006           18.19%      229     2.25%        (0.69)%          4.20%      48.46%
Year Ended October 31, 2007           22.97%      528     2.25%        (0.79)%          2.99%      45.50%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Rounds to less than $0.01.

(g)  Class A Shares commenced operations on February 14, 2005.

(h)  Class B Shares commenced operations on February 9, 2005.

(i)  Class C Shares commenced operations on June 9, 2005.


25   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
              HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              FINANCIAL HIGHLIGHTS


              SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)


                                                    INVESTMENT ACTIVITIES                                DIVIDENDS
                                            ----------------------------------------       -----------------------------------------


                                                            NET
                                                            REALIZED
                                                            AND UNREALIZED                               NET
                                  NET                       GAINS                                        REALIZED
                                  ASSET       NET           (LOSSES)        TOTAL                        GAINS
                                  VALUE,      INVESTMENT    FROM            FROM           NET           FROM
                                  BEGINNING   INCOME        INVESTMENT      INVESTMENT     INVESTMENT    INVESTMENT    TOTAL
                                  OF PERIOD   (LOSS)        TRANSACTIONS    ACTIVITIES     INCOME        TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)    $10.00       0.02           0.70        0.72             --            --            --
Year Ended October 31, 2006           10.72       0.07           1.69        1.76             --         (0.03)        (0.03)
Year Ended October 31, 2007           12.45       0.11*          2.34        2.45          (0.08)        (0.09)        (0.17)

CLASS B SHARES
Period Ended October 31, 2005 (h)    $10.00      (0.01)          0.79        0.78             --            --            --
Year Ended October 31, 2006           10.78       0.02           1.66        1.68             --         (0.03)        (0.03)
Year Ended October 31, 2007           12.43       0.01*          2.34        2.35          (0.02)        (0.09)        (0.11)

CLASS C SHARES
Period Ended October 31, 2005 (i)    $10.00      (0.02)          0.84        0.82             --            --            --
Year Ended October 31, 2006           10.82       0.02           1.67        1.69             --         (0.03)        (0.03)
Year Ended October 31, 2007           12.48       0.01*          2.35        2.36          (0.01)        (0.09)        (0.10)


                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                                   ---------------------------------------------------------------

                                                                                      RATIO
                                                                                      OF NET
                                                                        RATIO         INVESTMENT
                                                                        OF NET        INCOME          RATIO OF
                                  NET                       NET         EXPENSES      (LOSS)          EXPENSES
                                  ASSET                     ASSETS      TO            TO              TO
                                  VALUE,                    AT END OF   AVERAGE       AVERAGE         AVERAGE        PORTFOLIO
                                  END         TOTAL         PERIOD      NET           NET             NET            TURNOVER
                                  OF PERIOD   RETURN(b)     (000'S)     ASSETS(c)     ASSETS(c)       ASSETS(c)(d)   RATE(e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)   $10.72     7.20%         $ 2,814     1.50%         0.42%            5.19%          69.23%
Year Ended October 31, 2006          12.45    16.41%          12,562     1.50%         0.87%            2.19%          80.30%
Year Ended October 31, 2007          14.73    19.92%(g)       21,352     1.50%         0.84%            1.65%          73.45%

CLASS B SHARES
Period Ended October 31, 2005 (h)   $10.78     7.80%         $ 2,670     2.25%        (0.38)%           5.74%          69.23%
Year Ended October 31, 2006          12.43    15.57%           8,702     2.25%         0.11%            2.94%          80.30%
Year Ended October 31, 2007          14.67    18.98%(g)       13,905     2.25%         0.09%            2.40%          73.45%

CLASS C SHARES
Period Ended October 31, 2005 (i)   $10.82     8.20%          $  106     2.25%        (0.55)%           5.24%          69.23%
Year Ended October 31, 2006          12.48    15.61%             585     2.25%         0.14%            2.90%          80.30%
Year Ended October 31, 2007          14.74    19.04%(g)        1,273     2.25%         0.07%            2.39%          73.45%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Class A Shares commenced operations on February 8, 2005.

(g) During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)  Class B Shares commenced operations on February 1, 2005.

(i)  Class C Shares commenced operations on April 27, 2005.


SEE NOTES TO FINANCIAL STATEMENTS.              HSBC INVESTOR LIFELINE FUNDS  26

--------------------------------------------------------------------------------
              HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              FINANCIAL HIGHLIGHTS


              SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)


                                                    INVESTMENT ACTIVITIES                                DIVIDENDS
                                            ----------------------------------------       -----------------------------------------


                                                            NET
                                                            REALIZED
                                                            AND UNREALIZED                               NET
                                  NET                       GAINS                                        REALIZED
                                  ASSET                     (LOSSES)        TOTAL                        GAINS
                                  VALUE,      NET           FROM            FROM           NET           FROM
                                  BEGINNING   INVESTMENT    INVESTMENT      INVESTMENT     INVESTMENT    INVESTMENT    TOTAL
                                  OF PERIOD   INCOME        TRANSACTIONS    ACTIVITIES     INCOME        TRANSACTIONS  DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)    $10.00    0.04         0.45             0.49             --(g)         --           --(g)
Year Ended October 31, 2006           10.49    0.17         1.23             1.40          (0.17)        (0.01)        (0.18)
Year Ended October 31, 2007           11.71    0.21*        1.65             1.86          (0.20)        (0.10)        (0.30)

CLASS B SHARES
Period Ended October 31, 2005 (i)    $10.00    0.01         0.49             0.50             --(g)         --          --(g)
Year Ended October 31, 2006           10.50    0.09         1.22             1.31          (0.08)        (0.01)        (0.09)
Year Ended October 31, 2007           11.72    0.12*        1.65             1.77          (0.12)        (0.10)        (0.22)

CLASS C SHARES
Period Ended October 31, 2005 (j)    $10.00      --(g)      0.28             0.28             --            --             --
Year Ended October 31, 2006           10.28    0.09         1.19             1.28          (0.08)        (0.01)        (0.09)
Year Ended October 31, 2007           11.47    0.12*        1.60             1.72          (0.12)        (0.10)        (0.22)

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                              ----------------------------------------------------------------------

                                                                                        RATIO
                                                                                        OF NET
                                                                           RATIO        INVESTMENT
                                                                           OF NET       INCOME          RATIO OF
                                    NET                       NET          EXPENSES     INCOME          EXPENSES
                                    ASSET                     ASSETS       TO           TO              TO
                                    VALUE,                    AT END OF    AVERAGE      AVERAGE         AVERAGE        PORTFOLIO
                                    END          TOTAL        PERIOD       NET          NET             NET            TURNOVER
                                    OF PERIOD    RETUR00b)    (000'S)      ASSETS(c)    ASSETS(c)       ASSETS(c)(d)   RATE(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)  $10.49          4.94%       $ 3,241     1.50%         0.95%           4.30%           84.55%
Year Ended October 31, 2006         11.71         13.40%        11,973     1.50%         1.65%           2.12%          101.57%
Year Ended October 31, 2007         13.27         16.12%(h)     20,140     1.50%         1.70%           1.60%           92.87%

CLASS B SHARES
Period Ended October 31, 2005 (i)  $10.50          5.03%       $ 3,604     2.25%         0.18%           5.01%           84.55%
Year Ended October 31, 2006         11.72         12.45%        10,731     2.25%         0.91%           2.87%          101.57%
Year Ended October 31, 2007         13.27         15.25%(h)     16,513     2.25%         0.95%           2.35%           92.87%

CLASS C SHARES
Period Ended October 31, 2005 (j)  $10.28          2.80%        $  278     2.25%         0.05%           4.69%           84.55%
Year Ended October 31, 2006         11.47         12.53%           763     2.25%         0.87%           2.83%          101.57%
Year Ended October 31, 2007         12.97         15.20%(h)      1,766     2.25%         0.95%           2.33%           92.87%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Class A Shares commenced operations on February 3, 2005.

(g)  Rounds to less than $0.01.

(h) During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)  Class B Shares commenced operations on February 1, 2005.

(j)  Class C Shares commenced operations on June 9, 2005.


27   HSBC INVESTOR LIFELINE FUNDS             SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
              HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
              Financial Highlights


              SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)


                                                    INVESTMENT ACTIVITIES                                   DIVIDENDS
                                            ----------------------------------------          --------------------------------------


                                                               NET
                                                               REALIZED
                                                               AND UNREALIZED                               NET
                                  NET                          GAINS                                        REALIZED
                                  ASSET                        (LOSSES)        TOTAL                        GAINS
                                  VALUE,         NET           FROM            FROM           NET           FROM
                                  BEGINNING      INVESTMENT    INVESTMENT      INVESTMENT     INVESTMENT    INVESTMENT    TOTAL
                                  OF PERIOD      INCOME        TRANSACTIONS    ACTIVITIES     INCOME        TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (h)    $10.00       0.04         0.26            0.30           (0.01)           --          (0.01)
Year Ended October 31, 2006           10.29       0.22         0.85            1.07           (0.25)           --          (0.25)
Year Ended October 31, 2007           11.11       0.29*        1.03            1.32           (0.27)        (0.12)         (0.39)

CLASS B SHARES
Period Ended October 31, 2005 (i)    $10.00       0.03         0.16            0.19              --(f)         --             --(f)
Year Ended October 31, 2006           10.19       0.15         0.83            0.98           (0.16)           --          (0.16)
Year Ended October 31, 2007           11.01       0.20*        1.05            1.25           (0.20)        (0.12)         (0.32)

CLASS C SHARES
Period Ended October 31, 2005 (j)    $10.00       0.03         0.38            0.41              --            --             --
Year Ended October 31, 2006           10.41       0.15         0.85            1.00           (0.17)           --          (0.17)
Year Ended October 31, 2007           11.24       0.21*        1.11            1.32           (0.19)        (0.12)         (0.31)


                                                                                          RATIOS/SUPPLEMENTARY DATA
                                                                         -----------------------------------------------------------


                                                                                        RATIO
                                                                          RATIO         OF NET
                                                                          OF NET        INVESTMENT    RATIO OF
                                   NET                        NET         EXPENSES      INCOME        EXPENSES
                                   ASSET                      ASSETS      TO            TO            TO
                                   VALUE,                     AT END OF   AVERAGE       AVERAGE       AVEERAGE          PORTFOLIO
                                   END            TOTAL       PERIOD      NET           NET           NET               TURNOVER
                                   OF PERIOD      RETURN(b)   (000'S)     ASSETS(c)     ASSETS(c)     ASSETS(c)(d)      RATE(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (h)   $10.29        2.96%       $1,054      1.50%         1.28%          8.01%            72.14%
Year Ended October 31, 2006          11.11       10.48%        3,069      1.50%         2.33%          3.22%            96.58%
Year Ended October 31, 2007          12.04       12.13%(g)     6,669      1.50%         2.52%          2.06%            88.67%

CLASS B SHARES
Period Ended October 31, 2005 (i)   $10.19        1.92%       $1,306      2.25%         0.53%          9.21%            72.14%
Year Ended October 31, 2006          11.01        9.65%        2,567      2.25%         1.54%          3.98%            96.58%
Year Ended October 31, 2007          11.94       11.51%(g)     4,928      2.25%         1.77%          2.82%            88.67%

CLASS C SHARES
Period Ended October 31, 2005 (j)   $10.41        4.10%       $   82      2.25%         0.66%          7.94%            72.14%
Year Ended October 31, 2006          11.24        9.66%          320      2.25%         1.56%          3.92%            96.58%
Year Ended October 31, 2007          12.25       11.97%(g)       437      2.25%         1.78%          2.85%            88.67%

*    Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios. (b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Rounds to less than $0.01.

(g) During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)  Class A Shares commenced operations on February 23, 2005.

(i)  Class B Shares commenced operations on February 17, 2005.

(j)  Class C Shares commenced operations on April 19, 2005.


SEE NOTES TO FINANCIAL STATEMENTS.             HSBC INVESTOR LIFELINE FUNDS   28

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007

1.   ORGANIZATION:

          The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of October 31, 2007, the Trust is comprised of 20 separate operational funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a "Fund", collectively the "LifeLine Funds"):

      FUND                                                              SHORT NAME
      --------                                                          --------------------
      HSBC Investor Aggressive Growth Strategy Fund                     Aggressive Growth Fund
      HSBC Investor Growth Strategy Fund                                Growth Strategy Fund
      HSBC Investor Moderate Growth Strategy Fund                       Moderate Growth Fund
      HSBC Investor Conservative Growth Strategy Fund                   Conservative Growth Fund

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          The LifeLine Funds utilize a master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in the Portfolios and the Money Market Fund (collectively the "Underlying Portfolios") per the following schedule from November 1, 2006 to October 31, 2007:

LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                                                     AGGRESSIVE      GROWTH        MODERATE     CONSERVATIVE
                                                                       GROWTH       STRATEGY        GROWTH         GROWTH
          UNDERLYING PORTFOLIOS                                         FUND          FUND           FUND           FUND
          ------------------------------------                     -------------   -----------    -----------   ------------
          Core Plus Fixed Income Portfolio                               None           15%            26%           25%
          High Yield Fixed Income Portfolio                              None            2%             5%            8%
          Intermediate Duration Fixed Income Portfolio                   None          None           None            3%
          Growth Portfolio                                                21%           21%            19%           15%
          International Equity Portfolio                                  23%           20%            15%           10%
          Opportunity Portfolio                                           34%           20%            11%            4%
          Value Portfolio                                                 21%           21%            18%           14%
          Money Market Fund                                                1%            1%             6%           21%
                                                                   ----------    ----------     ----------    ----------
          Total                                                          100%          100%           100%          100%
                                                                   ----------    ----------     ----------    ----------

LIFELINE FUNDS PORTFOLIO INVESTMENTS

                                                                     AGGRESSIVE      GROWTH        MODERATE     CONSERVATIVE
                                                                       GROWTH       STRATEGY        GROWTH         GROWTH
          UNDERLYING PORTFOLIOS                                         FUND          FUND           FUND           FUND
          ------------------------------------                     -------------   -----------    -----------   ------------
          Core Plus Fixed Income Portfolio                          $        --   $ 5,455,857    $ 9,894,446    $ 2,993,564
          High Yield Fixed Income Portfolio                                  --       731,032      1,912,153        962,520
          Intermediate Duration Fixed Income Portfolio                       --            --             --        358,749
          Growth Portfolio                                            2,629,654     7,713,239      7,301,611      1,813,801
          International Equity Portfolio                              2,878,352     7,341,529      5,760,979      1,208,503
          Opportunity Portfolio                                       4,274,319     7,374,952      4,243,955        485,645
          Value Portfolio                                             2,615,966     7,673,189      6,881,436      1,684,050
          Money Market Fund                                             124,808       365,927      2,295,024      2,523,618
                                                                    -----------   -----------    -----------    -----------
          Total                                                     $12,523,099   $36,655,725    $38,289,604    $12,030,450
                                                                    ===========   ===========    ===========    ===========


29   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a "Portfolio," collectively the "Portfolios") are diversified series of the HSBC Investor Portfolios (the "Portfolio Trust"). The Portfolios operate as master funds in master-feeder arrangements.

          The HSBC Investor Money Market Fund (the "Money Market Fund") is an open-end management investment company and, like each LifeLine Fund, is a diversified series of the Trust.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the LifeLine Funds.

          The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares (currently not operational with assets). Class A Shares of the Aggressive Growth Fund, Growth Strategy Fund, Moderate Growth Fund, and the Conservative Growth Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the LifeLine Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge ("CDSC") ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the LifeLine Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class R Shares of the Funds. Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust's organizational documents, the LifeLine Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with its service providers, which also provide for indemnifications by the LifeLine Funds. The LifeLine Funds' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

          The following is a summary of the significant accounting policies followed by the LifeLine Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

          The LifeLine Funds record their investments in the Underlying Portfolios at fair value. The LifeLine Funds record their investments in the Money Market Fund at the respective net asset value reported by the fund. The underlying securities of the Portfolios and the Money Market Fund are recorded at fair value and at amortized cost, respectively, as more fully discussed in the notes to those financial statements.

     INVESTMENT TRANSACTIONS AND RELATED INCOME:

          The LifeLine Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolio. Dividend income is recorded on the ex-dividend date for the Money Market Fund. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the LifeLine Funds accrue their own expenses daily as incurred.


                                               HSBC INVESTOR LIFELINE FUNDS   30

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

     ALLOCATIONS:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all LifeLine Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

     DIVIDENDS TO SHAREHOLDERS:

          Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

          The LifeLine Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The LifeLine Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

     REDEMPTION FEE:

          A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2007, the following LifeLine Funds collected redemption fees as follows:

          FUND                                                  FEES COLLECTED
          ----                                                  --------------
          Aggressive Growth Fund..............................     $1,573
          Growth Strategy Fund................................        729
          Moderate Growth Fund................................        515
          Conservative Growth Fund............................      1,305

     FEDERAL INCOME TAXES:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

     NEW ACCOUNTING PRONOUNCEMENTS:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements"("SFAS No. 157") This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the LifeLine Funds' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


31   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the LifeLine Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT MANAGEMENT:

          HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the LifeLine Funds and continuously reviews, supervises and administers the LifeLine Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

     ADMINISTRATION:

          HSBC serves the Lifeline Funds as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Lifeline Funds a fee, accrued daily and paid monthly, at an annual rate of:

          BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
          ------------------------------------                          --------
          Up to $12 billion ..........................................  0.0525%
          In excess of $12 billion ...................................  0.0350%

          Prior to April 1, 2007, under the terms of the Administration Agreement, the Lifeline Funds paid fees under the following schedule:

          BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
          ------------------------------------                          --------
          Up to $8 billion ...........................................  0.075%
          In excess of $8 billion but not exceeding $9.25 billion ....  0.070%
          In excess of $9.25 billion but not exceeding $12 billion ...  0.050%
          In excess of $12 billion ...................................  0.030%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in Underlying Portfolios by LifeLine Funds, the Portfolios pay half of the administration fee and the LifeLine Funds pay half, for a combination of the total fee rate above.

          The administration fees accrued for each class by Fund, of which 50% of such fees are deemed to be class specific, are as follows:

                                                                                     MODERATE        CONSERVATIVE
                                                 AGGRESSIVE                           GROWTH            GROWTH
                                                   GROWTH            GROWTH          STRATEGY          STRATEGY
                                                STRATEGY FUND     STRATEGY FUND        FUND              FUND
                                                -------------     -------------      ---------        -----------
          Class A Shares.....................        $1,625           $5,019            $4,615            $1,177
          Class B Shares.....................         1,174            3,302             4,021               966
          Class C Shares.....................            85              260               324               117
                                                  ---------        ---------         ---------         ---------
               Total.........................        $2,884           $8,581            $8,960            $2,260
                                                  =========        =========         =========         =========

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio "), a wholly-owned subsidiary of Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1,
     2007), serves as the Trust's sub-administrator, subject to the general supervision of the Trusts' Board of Trustees and HSBC. For these

                                             HSBC INVESTOR LIFELINE FUNDS     32

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

     services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the "CCO Agreement"), Citi Ohio makes an employee available to serve as the Trusts' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the year ended October 31, 2007, plus reimbursement of certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

     DISTRIBUTION PLAN:

          Prior to August 1, 2007 BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of BISYS Fund Services, Inc., served the Trust as Distributor. Since August 1, 2007 Foreside Distribution Services, L.P. ("Foreside"), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the "Distributor"). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares
     (currently charging 0.75%) of the LifeLine Funds, respectively. The Distributor also received $1,050,424, $522,962 and $24,364 in commissions from sales of HSBC Investor Family of Funds for Class A Shares, Class B Shares, and Class C Shares, respectively, of which $1,047,148, $522,574 and $23,905 were reallowed to affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

     SHAREHOLDER SERVICING:

          The Trust has adopted an Shareholder Services Plan, formerly known as Administrative Services Plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Lifeline Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares.

     FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the LifeLine Funds, Citi Ohio receives a fee based on the number of LifeLine Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the LifeLine Funds, Citi Ohio receives an annual fee per Fund and share class, subject to minimums and reimbursement of certain expenses. Prior to April 6, 2007, HSBC Bank was the named Custodian for the LifeLine Funds, however, the LifeLine Funds maintained no securities for which such services were rendered during the period. The Northern Trust Company serves as custodian effective April 6, 2007.

          Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

     FEE REDUCTIONS:

          The Investment Adviser has agreed to contractually limit through March 1, 2008 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the LifeLine Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, and Class C Shares 2.25%.

33   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.   INVESTMENT TRANSACTIONS:

          Aggregate contributions and withdrawals of the Underlying Portfolios for the year ended October 31, 2007 totaled:

                                                 CONTRIBUTIONS      WITHDRAWALS
                                                 -------------      -----------
          Aggressive Growth Fund...............   $ 4,380,255        $1,360,204
          Growth Strategy Fund.................    11,987,208         2,880,662
          Moderate Growth Fund.................    12,015,477         2,835,077
          Conservative Growth Fund.............     4,958,499         1,118,694

5.   MERGER OF THE CONSERVATIVE INCOME FUND AND THE CONSERVATIVE GROWTH FUND

          On October 5, 2007 net assets of the HSBC Investor Conservative Income Fund were exchanged in a tax-free conversion for shares of the Conservative Growth Fund and the Adviser incurred all merger related expenses. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciations of assets acquired as of the conversion date:

                                               NET ASSET VALUE                      NET ASSETS        UNREALIZED
                                              PER SHARE ISSUED    SHARES ISSUED      CONVERTED       APPRECIATION
                                              ----------------    -------------    ------------      ------------
          Conservative Growth Fund
          A Shares.......................              $11.98         148,136       $1,774,237           $49,220
          B Shares.......................               11.86          82,738          981,527            31,630
          C Shares.......................               12.12           1,922           23,289             4,125

6.   LEGAL AND REGULATORY MATTERS:

          On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the LifeLine Funds as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the LifeLine Funds' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the LifeLine Funds' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the LifeLine Funds' financial statements, management does not anticipate a material, adverse impact to the LifeLine Funds or the LifeLine Funds' financial statements.

7.   FEDERAL TAX INFORMATION:

          The tax characteristics of dividends paid by the LifeLine Funds during the year ended October 31, 2007 were as follows:

                                                       Dividends paid from
                                                   --------------------------
                                                                                    Total            Tax          Total
                                                    Ordinary     Net Long Term     Taxable         Exempt       Dividends
                                                     Income      Capital Gains    Dividends     Distributions    Paid(1)
                                                   -----------    -----------    -----------     -----------   -----------
          Growth Strategy Fund                    $  103,401       $ 164,526      $ 267,927        $     --      $ 267,927
          Moderate Growth Fund                       406,849         208,376        615,225              --        615,225
          Conservative Growth Fund                   156,824          67,208        224,032              --        224,032

          The tax characteristics of dividends paid by the LifeLine Funds during the year ended October 31, 2006 were as follows:

                                                       Dividends paid from
                                                   --------------------------
                                                                                    Total            Tax          Total
                                                    Ordinary     Net Long Term     Taxable         Exempt       Dividends
                                                     Income      Capital Gains    Dividends     Distributions    Paid(1)
                                                   -----------    ------------   -----------    -------------   ----------
          Aggressive Growth Fund                    $     --         $ 9,058       $  9,058        $     --        $ 9,058
          Growth Strategy Fund                            22          16,108         16,130              --         16,130
          Moderate Growth Fund                       188,594           7,543        196,137              --        196,137
          Conservative Growth Fund                    87,312              --         87,312              --         87,312


                                                HSBC INVESTOR LIFELINE FUNDS  34

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

          As   of   October   31,   2007,    the   components   of   accumulated
     earnings/(deficit) on a tax basis for the LifeLine Funds were as follows:

                                                                                                                           Total
                    Undistributed  Undistributed  Undistributed                          Accumulated      Unrealized     Accumulated
                      Ordinary       Tax Exempt     Long Term    Accumulated  Dividends  Capital and     Appreciation/    Earnings/
                       Income          Income     Capital Gains    Earnings    Payable   Other Losses  (Depreciation)(2) (Deficit)
                     ------------  -------------  -------------  -----------  ---------  ------------  ----------------- -----------
 Aggressive Growth
    Fund               $  87,226      $    --      $  667,264    $  754,490    $    --     $    --       $ 1,955,791     $ 2,710,281
 Growth Strategy
    Fund                 417,995           --       1,575,493     1,993,488         --          --         4,889,569       6,883,057
 Moderate Growth
    Fund                 246,714           --       1,257,947     1,504,661         --          --         4,019,932       5,524,593
 Conservative Growth
    Fund                  57,735           --         228,458       286,193         --          --           800,828       1,087,021

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and taxamortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.


35   HSBC INVESTOR LIFELINE FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Shareholders and Board of Trustees of HSBC Investor LifeLine Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund and HSBC
     Investor Conservative Growth Strategy Fund (the Funds), including the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

     KPMG LLP

     Columbus, Ohio
     December 27, 2007

                                                HSBC INVESTOR LIFELINE FUNDS  36

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

          For the year ended October 31, 2007, the following percentages of the total ordinary income dividends paid by the LifeLine Funds qualify for the corporate dividends received deduction available to corporate shareholders:

                                                                  DIVIDENDS
          FUND                                                RECEIVED DEDUCTION
          ----                                                ------------------
          Growth Strategy Fund...............................       78.79%
          Moderate Growth Strategy Fund......................       24.17%
          Conservative Growth Strategy Fund..................       13.86%


          For the year ended October 31, 2007, dividends paid by the LifeLine Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The LifeLine Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

                                                                  QUALIFIED
                                                                  DIVIDEND
          FUND                                                     INCOME
          ----                                                   -----------
          Growth Strategy Fund................................     95.50%
          Moderate Growth Strategy Fund.......................     42.74%
          Conservative Growth Strategy Fund...................     23.10%


          During the year ended October 31, 2007, the following LifeLine Funds declared net long term capital gain distributions:

          FUND                                                     AMOUNT
          ----                                                  -----------
          Growth Strategy Fund................................   $164,526
          Moderate Growth Strategy Fund.......................    208,376
          Conservative Growth Strategy Fund...................     67,208
       HSBC INVESTOR LIFELINE FUNDS


37   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------


     SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

          At a Special Meeting of Shareholders of the HSBC Conservative Income Strategy Fund (the "Acquired Fund"), a series of the HSBC Family of Funds, held on September 24, 2007, shareholders of the Acquired Fund voted to approve a Plan of Reorganization for (1) the acquisition of all the assets and liabilities the Acquired Fund in exchange for shares of the HSBC Conservative Growth Fund and (2) subsequent termination and liquidation of the Acquired Fund. The results of the voting are as follows:

          Affirmative      Against     Abstain
          ------------     -------     -------
          129,444           --           939






                                                HSBC INVESTOR LIFELINE FUNDS  38

--------------------------------------------------------------------------------
  HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  TABLE OF SHAREHOLDERS EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007

          As a shareholder of the HSBC Investor LifeLine Funds ("Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

     ACTUAL EXAMPLE

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                                    ANNUALIZED
                                                             BEGINNING      ENDING ACCOUNT     EXPENSES PAID       EXPENSE RATIO
                                                           ACCOUNT VALUE         VALUE         DURING PERIOD*      DURING PERIOD
                                                              5/1/07           10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                           -------------    --------------   -----------------   -----------------
     Aggressive Growth
       Strategy Fund                   Class A Shares        $1,000.00        $1,119.50           $ 8.01               1.50%
                                       Class B Shares         1,000.00         1,115.40            12.00               2.25%
                                       Class C Shares         1,000.00         1,115.50            12.00               2.25%
     Growth Strategy Fund              Class A Shares         1,000.00         1,096.00             7.92               1.50%
                                       Class B Shares         1,000.00         1,092.30            11.87               2.25%
                                       Class C Shares         1,000.00         1,092.70            11.87               2.25%
     Moderate Growth Strategy
       Fund                            Class A Shares         1,000.00         1,075.20             7.85               1.50%
                                       Class B Shares         1,000.00         1,071.30            11.75               2.25%
                                       Class C Shares         1,000.00         1,070.80            11.74               2.25%
     Conservative Growth
       Strategy Fund                   Class A Shares         1,000.00         1,053.40             7.71               1.49%
                                       Class B Shares         1,000.00         1,052.00            11.59               2.24%
                                       Class C Shares         1,000.00         1,055.90            11.66               2.25%

----------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

39   HSBC INVESTOR LIFELINE FUNDS

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
  TABLE OF SHAREHOLDERS EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007 (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                    ANNUALIZED
                                                             BEGINNING          ENDING        EXPENSES PAID       EXPENSE RATIO
                                                           ACCOUNT VALUE     ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                              5/1/07           10/31/07      5/1/07 - 10/31/07   5/1/07 - 10/31/07
                                                           -------------     -------------   -----------------   -----------------
     Aggressive Growth
       Strategy Fund                   Class A Shares        $1,000.00         $1,017.64          $ 7.63              1.50%
                                       Class B Shares         1,000.00          1,013.86           11.42              2.25%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%
     Growth Strategy Fund              Class A Shares         1,000.00          1,017.64            7.63              1.50%
                                       Class B Shares         1,000.00          1,013.86           11.42              2.25%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%
     Moderate Growth Strategy
       Fund                            Class A Shares         1,000.00          1,017.64            7.63              1.50%
                                       Class B Shares         1,000.00          1,013.86           11.42              2.25%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%
     Conservative Growth
       Strategy Fund                   Class A Shares         1,000.00          1,017.69            7.58              1.49%
                                       Class B Shares         1,000.00          1,013.91           11.37              2.24%
                                       Class C Shares         1,000.00          1,013.86           11.42              2.25%

----------
* Expenses are equal to the average account value over the period multiplied by the Funds' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).



                                                HSBC INVESTOR LIFELINE FUNDS  40

--------------------------------------------------------------------------------
  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS--33.6%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FEDERAL HOME LOAN MORTGAGE CORP. - 13.8%
   Pool #G12317, 5.50%, 8/1/21....................       1,148,078     1,149,893
   Pool #C00368, 8.50%, 10/1/24...................          26,564        28,499
   Pool #D62926, 6.50%, 8/1/25....................          19,734        20,362
   Pool #C80387, 6.50%, 4/1/26....................          28,536        29,454
   Pool #C00922, 8.00%, 2/1/30....................         175,764       186,601
   Pool #C54447, 7.00%, 7/1/31....................          38,797        40,521
   Pool #G01317, 7.00%, 10/1/31...................         137,821       143,943
   Pool #C60712, 6.50%, 11/1/31...................         577,337       595,163
   Pool #847557, 5.54%, 7/1/34(a)(g)..............       1,092,079     1,111,816
   Pool #1B2655, 4.20%, 12/1/34(a)(g).............       1,075,301     1,081,051
   Pool #1J1313, 6.43%, 6/1/36(a).................       1,469,028     1,501,168
   Pool #G02981, 6.00%, 6/1/37....................       1,204,623     1,212,448
   TBA November, 6.00%, 11/11/37..................       1,900,000     1,911,875
   TBA November, 5.50%, 11/15/37..................       7,650,000     7,530,469
                                                                     -----------
                                                                      16,543,263
                                                                     -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.5%
   Pool #398958, 6.50%, 10/1/12...................          53,807        55,298
   Pool #781922, 5.00%, 2/1/21....................       2,339,252     2,303,419
   Pool #329655, 7.00%, 11/1/25...................          38,924        40,745
   Pool #329530, 7.00%, 12/1/25...................          81,301        85,106
   Pool #535332, 8.50%, 4/1/30....................          39,881        42,836
   Pool #548965, 8.50%, 7/1/30....................          44,326        47,620
   Pool #535440, 8.50%, 8/1/30....................          45,119        48,473
   Pool #253438, 8.50%, 9/1/30....................          39,581        42,522
   Pool #568486, 7.00%, 1/1/31....................          39,026        40,894
   Pool #573752, 8.50%, 2/1/31....................          33,580        36,076
   Pool #575328, 6.50%, 4/1/31....................          49,521        51,020
   Pool #356905, 7.23%, 10/1/36(a)................         166,247       167,193
   Pool #922090, 5.90%, 3/1/37(a).................       2,054,764     2,077,199
   Pool #256723, 6.50%, 5/1/37....................       1,155,184     1,182,401
   TBA November. 5.00%, 11/15/36..................       1,000,000       959,688
   TBA November, 5.50%, 11/15/36..................       3,710,000     3,655,508
   TBA December, 6.00%, 12/15/36..................       2,900,000     2,918,125
                                                                     -----------
                                                                      13,754,123
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
   Pool #346406, 7.50%, 2/15/23...................          45,999        48,654
   Pool #412530, 7.50%, 12/15/25..................          71,981        76,226
   Pool #781300, 7.00%, 6/15/31...................         132,432       139,479
   TBA November, 6.00%, 11/15/36..................       1,080,000     1,093,500
                                                                     -----------
                                                                       1,357,859
                                                                     -----------

U.S. TREASURY NOTES - 7.1%
   4.75%, 2/28/09.................................       1,750,000     1,766,954
   3.88%, 5/15/09.................................       1,500,000     1,498,008
   4.75%, 1/31/12.................................       1,480,000     1,517,000
   4.13%, 8/31/12.................................       2,270,000     2,267,694
   4.75%, 8/15/17.................................         305,000       311,719
   6.38%, 8/15/27.................................       1,000,000     1,199,922
                                                                     -----------
                                                                       8,561,297
                                                                     -----------


--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $40,014,893).................                    40,216,542
                                                                     -----------

--------------------------------------------------------------------------------
  CORPORATE OBLIGATIONS--38.0%
--------------------------------------------------------------------------------

AGRICULTURAL CHEMICALS - 0.5%
Cargill, Inc., 5.60%, 9/15/12 (b).................         600,000       606,040
                                                                     -----------
                                                                         606,040
                                                                     -----------

AUTO MANUFACTURERS - 0.4%
General Motors, 8.25%, 7/15/23....................         550,000       496,375
                                                                     -----------
                                                                         496,375
                                                                     -----------

BANKING - 2.2%
American Express Centurion Bank,
   5.95%, 6/12/17.................................         700,000       704,174
Bank of America N.A., 6.10%, 6/15/17..............       1,000,000     1,023,475
Washington Mutual Bank, 5.56%, 2/4/11 (a).........         400,000       386,686
Washington Mutual, Inc., 6.09%, 9/17/12 (a).......         500,000       476,609
                                                                     -----------
                                                                       2,590,944
                                                                     -----------

BUILDING & CONSTRUCTION PRODUCTS - 1.8%
Martin Marietta Materials, Inc.,
   5.13%, 4/30/10 (a).............................         600,000       593,218
Masco Corp., 6.00%, 3/12/10 (a)(g)................         550,000       540,293
USG Corp., 7.75%, 1/15/18.........................       1,000,000     1,012,681
                                                                     -----------
                                                                       2,146,192
                                                                     -----------

CONSUMER PRODUCTS - 1.2%
Clorox Co., 5.45%, 10/15/12.......................         900,000       901,106
VF Corp., 5.95%, 11/1/17..........................         550,000       555,314
                                                                     -----------
                                                                       1,456,420
                                                                     -----------

ELECTRIC - 3.8%
MidAmerican Energy Co., 5.95%, 7/15/17............       2,900,000     2,999,197
Progress Energy, Inc., 5.98%, 11/14/08,
   Callable 2/14/08 @ 100 (a)(g)..................       1,000,000     1,001,266
Puget Sound Energy, Inc., 6.97%, 6/1/67,
   Callable 6/1/17 @ 100..........................         600,000       567,594
                                                                     -----------
                                                                       4,568,057
                                                                     -----------

FINANCE - 8.7%
First Data Corp., 9.88%, 9/24/15,
   Callable 9/30/11 @ 105 (b).....................         300,000       287,250
Ford Motor Credit Co., LLC
   4.95%, 1/15/08.................................       2,000,000     1,991,342
   5.80%, 1/12/09.................................       1,550,000     1,495,369
   7.25%, 10/25/11................................         150,000       139,532
General Motors Acceptance Corp.
   4.38%, 12/10/07................................       2,250,000     2,246,413
   7.25%, 3/2/11..................................         600,000       567,353



41 HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FINANCE, CONTINUED
Preferred Term Securities Ltd., 8.79%,
   9/15/30, Callable 9/15/10 @ 104 (b)............         787,500       858,375
SLM Corp.
   4.00%, 1/15/10.................................       1,000,000       937,762
   4.50%, 7/26/10.................................       1,300,000     1,217,176
XTRA Finance Corp., 5.15%, 4/1/17 (b).............         750,000       724,342
                                                                     -----------
                                                                      10,464,914
                                                                     -----------

HOSPITALS - 1.8%
Covidien International Finance SA,
   5.45%, 10/15/12 (b)............................         550,000       552,059
HCA, Inc., 8.75%, 9/1/10..........................       1,525,000     1,551,687
                                                                     -----------
                                                                       2,103,746
                                                                     -----------

MEDIA - 0.4%
News America Holdings, 7.90%, 12/1/95.............         500,000       545,450
                                                                     -----------
                                                                         545,450
                                                                     -----------

MEDICAL - 1.9%
Astrazeneca plc, 5.90%, 9/15/17...................       1,000,000     1,022,492
Schering-Plough, 6.00%, 9/15/17...................       1,200,000     1,220,524
                                                                     -----------
                                                                       2,243,016
                                                                     -----------

OFFICE EQUIPMENT & SERVICES - 1.3%
IBM Corp., 5.70%, 9/14/17.........................         950,000       964,237
Xerox Corp., 6.40%, 12/18/09 (a)(g)...............         550,000       549,627
                                                                     -----------
                                                                       1,513,864
                                                                     -----------

RETAIL - 5.7%
Home Depot, Inc., 5.88%, 12/16/36.................       2,700,000     2,357,362
Kohl's Corp., 6.25%, 12/15/17.....................       1,100,000     1,101,233
Kroger Co., 6.40%, 8/15/17........................         850,000       884,343
Wal-Mart Stores, Inc., 5.88%, 4/5/27..............         900,000       882,095
Wal-Mart Stores, Inc., 6.50%, 8/15/37.............       1,500,000     1,577,524
                                                                     -----------
                                                                       6,802,557
                                                                     -----------

TELECOMMUNICATIONS - 3.4%
AOL Time Warner, Inc., 7.70%, 5/1/32..............       1,150,000     1,292,260
BellSouth Telecommunications,
   7.00%, 12/1/95.................................         700,000       704,163
Motorola, Inc., 6.00%, 11/15/17...................       1,200,000     1,184,972
Time Warner Entertainment Co.,
   8.38%, 3/15/23.................................         800,000       943,585
                                                                     -----------
                                                                       4,124,980
                                                                     -----------

TRANSPORTATION - 4.9%
American Airlines, Inc.
   6.98%, 4/1/11..................................         530,195       530,195
   7.86%, 10/1/11.................................       1,250,000     1,320,312
Burlington North Santa Fe
   5.65%, 5/1/17..................................         600,000       593,497
   7.57%, 1/2/21..................................         294,292       332,826
Continental Airlines, Inc., 5.98%, 4/19/22........         750,000       737,303
Union Pacific Corp.,
   5.75%, 11/15/17................................       1,200,000     1,189,475
   6.85%, 1/2/19..................................       1,161,581     1,220,589
                                                                     -----------
                                                                       5,924,197
                                                                     -----------


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TOTAL CORPORATE OBLIGATIONS
   (COST $45,236,536).............................                    45,586,752
                                                                     -----------

--------------------------------------------------------------------------------
 ASSET BACKED SECURITIES--8.2%
--------------------------------------------------------------------------------
Americredit Automobile Receivables
   Trust, Series 2005-CF, Class A3,
   4.47%, 5/6/10 (g)..............................         735,608       734,160
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1,
   3.68%, 3/25/33.................................         738,743       727,109
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.40%, 8/13/47 (a)(b)................         905,000       497,750
Capital Auto Receivables Asset Trust,
   Series 2006-1, Class A2A,
   5.03%, 9/15/08 (g).............................          79,632        79,620
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2,
   4.92%, 8/25/35.................................          87,464        87,197
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3,
   5.80%, 7/25/34.................................       1,060,000     1,029,076
Dominos Pizza Master Issuer LLC,
   Series 2007-1, Class A2,
   5.26%, 4/25/37 (b).............................       1,200,000     1,193,272
Duane Street CLO, Series 2007-4A,
   Class C, 6.36%, 11/14/21 (a)(b)................         850,000       735,250
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.27%, 11/15/34 (a)(b)(g).............       1,455,232     1,450,429
GE Equipment Small Ticket LLC,
   Series 2005-2A, Class A3,
   4.88%, 10/22/09 (b)(g).........................       1,430,147     1,430,469
GMAC Mortgage Corp., Loan Trust,
   Series 2006-HE3, Class A3,
   5.81%, 10/25/36................................         900,000       852,865
Preferred Term Securities XXII Ltd.,
   6.03%, 9/22/36, Callable
   6/22/11 @ 100 (a)(b)(g)........................       1,096,250     1,048,563
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (COST $10,380,701).............................                     9,865,760
                                                                     -----------

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.6%
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4,
   4.78%, 5/25/35 (a).............................       1,100,000     1,093,289
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1,
   5.07%, 6/26/35 (a)(b)..........................       1,179,355     1,174,846
Fannie Mae IO
   Series 270, Class 2, 8.50%, 9/1/23 (c).........          45,063        10,612
   Series 296, Class 2, 8.00%, 4/1/24 (c).........          54,506        13,553
   Series 2000-16, Class PS, 3.73%,
   10/25/29 (a)(c)................................          35,357         1,652
   Series 2000-32, Class SV,
   3.57%, 3/18/30 (a)(c)..........................           7,911           134
   Series 306, Class IO, 8.00%, 5/1/30 (c)........          61,771        15,329
   Series 2001-4, Class SA,
   2.51%, 2/17/31 (a)(c)..........................         219,630        16,222
FHA Weyerhauser, 7.43%, 1/1/24 (d)(f).............          33,082        33,082



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  42

--------------------------------------------------------------------------------
  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Freddie Mac
   Series 2988, Class AF, 5.39%, 6/15/35 (a)(g)...       1,131,947     1,115,057
   Series 3212, Class BK, 5.40%, 9/15/36..........         900,000       864,162
Freddie Mac IO
   Series 1534, Class K, 2.28%,
   6/15/23 (a)(c).................................         143,843         7,739
   Series 2141, Class SD, 3.06%, 4/15/29 (c)......         115,816        11,584
   Series 2247, Class SC, 2.41%,
   8/15/30 (a)(c).................................          58,785         4,096
Government National Mortgage
   Association IO, Series 1999-30
   Class SA, 2.94%, 4/16/29 (a)(c)................          76,287         4,944
   Class S, 3.54%, 8/16/29 (a)(c).................          58,536         4,757
Morgan Stanley Mortgage Loan Trust,
   Series 2006-3AR, Class 2A3,
   5.71%, 3/25/36 (a).............................       1,268,533     1,286,552
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8,
   5.17%, 1/25/37 (a)(g)..........................       2,070,680     2,053,205
   Series 2007-QS2, Class A4,
   6.25%, 1/25/37.................................       1,019,245     1,018,629
Residential Asset Securitization Trust,
   Series 2003-A15, Class 1A2,
   5.32%, 2/25/34 (a)(g)..........................       1,600,199     1,594,059
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $10,337,795).................                    10,323,503
                                                                     -----------

--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES--18.0%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
   Series 2006-4, Class A4,
   5.63%, 7/10/46.................................       1,540,000     1,540,750
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2006-T24, Class A4,
   5.43%, 10/12/41................................       1,100,000     1,094,316
   Series 2007-T28, Class AJ,
   6.18%, 9/11/42.................................         620,000       615,607
Citigroup Commercial Mortgage Trust
   Series 2006-C4, Class A3,
   5.72%, 3/15/49 (a).............................       1,550,000     1,568,583
   Series 2006-C5, Class A2,
   5.38%, 10/15/49................................       1,100,000     1,100,090
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD4,
   Class A2B, 5.21%, 12/11/49.....................       1,300,000     1,290,118
Commercial Mortgage Pass - Through
   Certificate Series 2005-FL11, Class A1,
   5.24%, 11/15/17 (a)(b)(g)......................         139,247       139,008
   Series 2006-FL12, Class A2, 5.19%,
   12/15/20 (a)(b)(g).............................       1,514,909     1,510,064
   Series 2005-LP5, Class AJ,
   5.05%, 5/10/43.................................       1,550,000     1,457,240
CWCapital Cobalt
   Series 2007-C3, Class AJ, 6.02%, 5/15/46.......       1,240,000     1,217,107
   Series 2006-C1, Class A2, 5.17%, 8/15/48.......       1,232,000     1,222,746
DLJ Mortgage Acceptance Corp., IO,
   Series 1997-CF1, Class S, 0.94%,
   5/15/30 (a)(b)(c)..............................          50,186           692


--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
GS Mortgage Securities Corp. II
   Series 2006-GG8, Class AJ,
   5.62%, 11/10/39................................       1,300,000     1,258,923
   Series 2007-GG10, Class AJ, 5.80%,
   8/10/45 (a)....................................       1,550,000     1,522,156
GS Mortgage Securities Corp., IO,
   Series 1997-GL, Class X2, 0.29%,
   7/13/30 (a)(c).................................          36,505           597
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2007-CB20,
   Class AJ, 6.10%, 2/12/51.......................       1,440,000     1,444,714
LB-UBS Commercial Mortgage Trust,
   Series 2007-C6, Class AM, 6.11%,
   7/15/40 (a)....................................       1,180,000     1,207,103
Morgan Stanley Capital I
   Series 2006-HQ10, Class A4,
   5.33%, 11/12/41................................       1,000,000       978,950
   Series 2007-IQ14, Class A2,
   5.61%, 4/15/49.................................       1,380,000     1,387,575
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1,
   Class A, 5.30%, 11/23/43 (a)(b)................         982,905       971,199
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $21,612,767).............................                    21,527,538
                                                                     -----------

--------------------------------------------------------------------------------
 FOREIGN BONDS--2.9%
--------------------------------------------------------------------------------
ICELAND - 1.0%
Kaupthing Bank, 5.94%, 1/15/10 (a)(b)(g)..........       1,250,000     1,245,746
                                                                     -----------
                                                                       1,245,746
                                                                     -----------

SOUTH KOREA - 1.2%
Citibank Korea, Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a).....................       1,400,000     1,396,206
                                                                     -----------
                                                                       1,396,206
                                                                     -----------

UNITED KINGDOM - 0.7%
Barclays Bank plc, 5.93%, 12/31/49 (b)............         850,000       804,549
                                                                     -----------
                                                                         804,549
                                                                     -----------
TOTAL FOREIGN BONDS
   (COST $3,503,008)..............................                     3,446,501
                                                                     -----------



43  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                  HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--4.7%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (e).............       5,641,041     5,641,041
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $5,641,041)..............................                     5,641,041
                                                                    ------------
TOTAL INVESTMENTS
   (COST $136,726,741) -- 114.0%...................                  136,607,637
                                                                    ============

-----------------
     Percentages indicated are based on net assets of $119,811,908.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on October 31, 2007. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.03% of net assets.

(e) Variable rate security. The rates presented represent the annualized one day yield that was in effect on October 31, 2007.

(f)  Fair valued security. Represents 0.03% of net assets.

(g)  Security held as collateral for to be announced securities.

FHA -- Federal Housing Administration

IO  -- Interest-Only security. Represents 0.001% of net assets.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 15.08% of net assets.


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  44

--------------------------------------------------------------------------------
  HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS--95.6%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
ADVERTISING - 1.9%
Iron Mountain, Inc., 8.63%, 4/1/13,
   Callable 4/1/08 @ 101..........................         100,000       101,750
R.H. Donnelley Corp.
   6.88%, 1/15/13, Callable 1/15/09 @ 103.........         100,000        94,000
   6.88%, 1/15/13, Callable 1/15/09 @ 103.........          90,000        84,600
                                                                     -----------
                                                                         280,350
                                                                     -----------

AEROSPACE & DEFENSE - 1.1%
DRS Technologies, Inc., 7.63%, 2/1/18,
   Callable 2/1/11 @ 104..........................         100,000       102,250
Transdigm, Inc., 7.75%, 7/15/14,
   Callable 7/15/09 @ 106.........................          50,000        50,875
                                                                     -----------
                                                                         153,125
                                                                     -----------

APPAREL MANUFACTURERS - 1.7%
Hanesbrands, Inc., 8.78%, 12/15/14,
   Callable 12/15/08@ 102 (a).....................          50,000        50,250
Levi Strauss & Co., 8.88%, 4/1/16,
   Callable 4/1/11 @ 104..........................          50,000        51,250
Quiksilver, Inc., 6.88%, 4/15/15,
   Callable 4/15/10 @ 103.........................         150,000       139,875
                                                                     -----------
                                                                         241,375
                                                                     -----------

AUTO MANUFACTURERS - 1.9%
Cooper Standard Automotive, Inc.,
   8.38%, 12/15/14, Callable
   12/15/09 @ 104.................................          50,000        44,500
General Motors Corp.
   7.70%, 4/15/16.................................          50,000        46,000
   7.13%, 7/15/13.................................         175,000       162,313
Goodyear Tire & Rubber Co., 8.63%,
   12/1/11, Callable 12/1/09 @ 104................          17,000        18,105
                                                                     -----------
                                                                         270,918
                                                                     -----------

BUILDING & CONSTRUCTION PRODUCTS - 2.2%
Ainsworth Lumber Co., Ltd., 7.25%,
   10/1/12, Callable 10/1/08 @ 104................         150,000       103,125
Interline Brands, Inc., 8.13%, 6/15/14,
   Callable 6/15/10 @ 104.........................          50,000        49,875
Ply Gem Industries, Inc., 9.00%, 2/15/12,
   Callable 2/18/08 @ 105.........................         150,000       122,250
U.S. Concrete, Inc., 8.38%, 4/1/14,
   Callable 4/1/09 @ 104..........................          50,000        45,500
                                                                     -----------
                                                                         320,750
                                                                     -----------

CABLE TELEVISION - 3.0%
Barrington Broadcasting Co. LLC, 10.50%,
   8/15/14, Callable 8/15/10 @ 105................          50,000        51,875
Bonten Media Acquisition, 9.00%, 6/1/15,
   Callable 6/1/11@ 105(b)........................          75,000        68,906
Cablevision Systems Corp., 8.00%, 4/15/12.........         100,000        97,750
Mediacom LLC, 7.88%, 2/15/11,
   Callable 2/15/08 @ 100.........................         200,000       193,500
Quebecor Media, Inc., 7.75%, 3/15/16,
   Callable 3/15/11 @ 104(b)......................          25,000        24,125
                                                                     -----------
                                                                         436,156
                                                                     -----------


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
CASINOS & GAMBLING - 8.4%
Choctaw Resort Development Entertainment,
   7.25%, 11/15/19,
   Callable 11/15/11 @ 104(b).....................          48,000        46,800
Fontainebleau Las Vegas, 10.25%, 6/15/15,
   Callable 6/15/11@ 105(b).......................         100,000        93,500
Great Canadian Gaming Co., 7.25%, 2/15/15,
   Callable 2/15/11 @ 104(b)......................          50,000        49,750
Greektown Holdings, Inc., 10.75%, 12/1/13,
   Callable 12/1/10 @ 105(b)......................         125,000       124,375
Herbst Gaming, Inc., 7.00%, 11/15/14,
   Callable 11/15/09 @ 104........................          50,000        40,500
Indianapolis Downs LLC, 11.00%, 11/1/12,
   Callable 11/1/10 @ 106(b)......................          25,000        25,125
Inn of the Mountain Gods, 12.00%, 11/15/10,
   Callable 11/15/07 @ 106........................          50,000        52,750
Isle of Capri Casinos, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 103.50.......................         150,000       133,125
MGM MIRAGE, Inc., 6.75%, 4/1/13...................         100,000        97,500
Mohegan Tribal Gaming, 7.13%, 8/15/14,
   Callable 8/15/09 @ 104.........................          50,000        49,000
MTR Gaming Group, Inc., 9.00%, 6/1/12,
   Callable 6/1/09 @ 105..........................         100,000       100,000
Pinnacle Entertainment, 7.50%, 6/15/15,
   Callable 6/15/10 @ 104(b)......................          50,000        48,250
Pokagon Gaming Authority, 10.38%, 6/15/14,
   Callable 6/15/10 @ 105(b)......................          75,000        82,875
San Pasqual Casino, 8.00%, 9/15/13,
   Callable 9/15/09 @ 104(b)......................          25,000        25,250
Seminole Hard Rock Entertainment, 8.19%,
   3/15/14, Callable 3/15/09 @ 102 (a)(b).........          50,000        48,875
Seneca Gaming Corp., 7.25%, 5/1/12,
   Callable 5/1/08 @ 104..........................          50,000        50,375
Shingle Springs, 9.38%, 6/15/15,
   Callable 6/15/11@ 105(b).......................          50,000        50,250
Turning Stone Resort Casino, 9.13%, 9/15/14,
   Callable 9/15/10 @ 105(b)......................          75,000        77,625
Waterford Gaming LLC, 8.63%, 9/15/14(b)...........          25,000        25,000
                                                                     -----------
                                                                       1,220,925
                                                                     -----------

CHEMICALS - 3.6%
Georgia Gulf Corp., 9.50%, 10/15/14,
   Callable 10/15/10 @ 105........................         100,000        86,500
Huntsman International LLC, 7.88%,
   11/15/14, Callable 11/15/10 @ 104..............          35,000        37,625
Innophos, Inc., 8.88%, 8/15/14,
   Callable 8/16/09 @ 104.........................          50,000        50,375
JohnsonDiversey, Inc., 9.63%, 5/15/12,
   Callable 11/23/07 @ 105........................         100,000       103,750
Lyondell Chemical Co.
   6.88%, 6/15/17, Callable 6/15/12 @ 103.........          50,000        55,000
   8.25%, 9/15/16, Callable 9/15/11 @ 104.........          25,000        28,562
   8.00%, 9/15/14, Callable 9/15/10 @ 104.........          25,000        27,687


45  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
CHEMICALS, CONTINUED
Mosaic Co., 7.63%, 12/1/16,
   Callable 12/1/11 @ 104(b)......................          25,000        26,938
Nova Chemicals Corp., 6.50%, 1/15/12..............          50,000        48,000
Terra Capital, Inc., 7.00%, 2/1/17,
   Callable 2/1/12@ 104...........................          50,000        50,000
                                                                     -----------
                                                                         514,437
                                                                     -----------

COMPUTER SERVICES - 0.3%
Activant Solutions, Inc., 9.50%, 5/1/16,
   Callable 5/1/11 @ 105..........................          50,000        45,625
                                                                     -----------
                                                                          45,625
                                                                     -----------

CONSUMER PRODUCTS - 1.4%
Sealy Mattress Co., 8.25%, 6/15/14,
   Callable 6/15/09 @ 104.........................          50,000        49,750
Smithfield Foods, Inc., 7.75%, 7/1/17.............          50,000        51,500
Spectrum Brands, Inc., 7.38%, 2/1/15,
   Callable 2/1/10@ 104...........................          75,000        54,188
Yankee Acquisition Corp., 9.75%, 2/15/17,
   Callable 2/15/12@ 105..........................          50,000        46,250
                                                                     -----------
                                                                         201,688
                                                                     -----------

CONTAINERS - PAPER AND PLASTIC - 2.6%
Owens-Brockway Glass Containers, 6.75%,
   12/1/14, Callable 12/1/09 @ 103................          50,000        50,125
Solo Cup Co., 8.50%, 2/15/14,
   Callable 2/15/09 @ 104.........................         200,000       180,000
Stone Container Finance Co. of Canada,
   7.38%, 7/15/14, Callable 7/15/09 @ 104.........         150,000       145,125
                                                                     -----------
                                                                         375,250
                                                                     -----------

COSMETICS - 0.3%
Chattem, Inc., 7.00%, 3/1/14,
   Callable 3/1/09 @ 104..........................          50,000        49,500
                                                                     -----------
                                                                          49,500
                                                                     -----------

DISTRIBUTION & WHOLESALE - 2.0%
Baker & Taylor, Inc., 11.50%, 7/1/13,
   Callable 7/1/10 @ 106(b).......................         100,000        98,500
Beverages & More, Inc., 9.25%, 3/1/12,
   Callable 9/1/09 @ 105(b).......................          50,000        51,500
Central Garden & Pet Co., 9.13%, 2/1/13,
   Callable 2/1/08 @ 105..........................          50,000        47,750
Jarden Corp., 7.50%, 5/1/17,
   Callable 5/1/12 @ 104..........................          25,000        23,750
Pegasus Solutions, Inc., 10.50%, 4/15/15,
   Callable 4/15/11 @ 105(b)......................          50,000        45,000
Pilgrim's Pride Corp., 8.38%, 5/1/17,
   Callable 5/1/12 @ 104..........................          25,000        25,187
                                                                     -----------
                                                                         291,687
                                                                     -----------


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
DIVERSIFIED OPERATIONS - 1.4%
Bombardier, Inc., 8.00%, 11/15/14,
   Callable 11/15/10 @ 104(b).....................          25,000        26,000
Koppers Holdings, Inc., 0.00%,
   11/15/14, Callable 11/15/09 @ 105 (c)..........          25,000        21,437
Snoqualmie Entertainment Authority,
   9.06%, 2/1/14,
   Callable 2/1/09 @ 103 (a)(b)...................          25,000        24,094
Susser Holdings LLC
   10.63%, 12/15/13, Callable
   12/15/09 @ 105.................................          50,000        52,000
   10.63%, 12/15/13, Callable
   12/15/09 @ 105.................................          72,000        74,880
                                                                     -----------
                                                                         198,411
                                                                     -----------

EDUCATION - 0.4%
Education Management LLC
   10.25%, 6/1/16, Callable 6/1/11 @ 105..........          25,000        26,250
   8.75%, 6/1/14, Callable 6/1/10 @ 104...........          25,000        25,813
                                                                     -----------
                                                                          52,063
                                                                     -----------

ELECTRIC - 2.5%
AES Corp.
   7.75%, 3/1/14..................................          60,000        60,000
   7.75%, 10/15/15(b).............................          50,000        50,062
Baldor Electic Co., 8.63%, 2/15/17,
   Callable 2/15/12 @ 104.........................          50,000        52,125
CMS Energy Corp., 6.88%, 12/15/15.................         100,000       100,458
Edison Mission Energy, 7.20%, 5/15/19.............          50,000        48,875
General Cable Corp., 7.13%, 4/1/17,
   Callable 4/1/12 @ 104..........................          50,000        50,000
                                                                     -----------
                                                                         361,520
                                                                     -----------

ENERGY - 3.6%
Aventine Renewable Energy, Inc.,
   10.00%, 4/1/17, Callable
   4/1/12 @ 105...................................          50,000        44,500
Copano Energy LLC, 8.13%, 3/1/16,
   Callable 3/1/11 @ 104..........................          80,000        82,200
Massey Energy Co., 6.88%, 12/15/13,
   Callable 12/15/09 @ 103........................         100,000        94,500
Mirant North America LLC, 7.38%,
   12/31/13, Callable 12/31/09 @ 104..............          50,000        50,687
NRG Energy, Inc., 7.38%, 2/1/16,
   Callable 2/1/11 @ 104..........................          50,000        49,875
Reliant Energy, Inc., 7.63%, 6/15/14..............          50,000        50,437
Verasun Energy Corp., 9.88%, 12/15/12,
   Callable 12/15/09 @ 105........................          50,000        49,563
Williams Cos., Inc., 6.38%, 10/1/10 (b)...........         100,000       101,250
                                                                     -----------
                                                                         523,012
                                                                     -----------


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  46

--------------------------------------------------------------------------------
  HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FINANCE - 6.8%
Basell AF SCA, 8.38%, 8/15/15,
   Callable 8/15/10 @ 104 (b).....................         150,000       134,250
CCM Merger, Inc., 8.00%, 8/1/13,
   Callable 8/1/09 @ 104(b).......................         150,000       144,000
Ford Motor Credit Co.
   7.38%, 2/1/11..................................          50,000        47,160
   7.38%, 10/28/09................................         250,000       241,113
General Motors Acceptance Corp.,
   6.88%, 8/28/12.................................         300,000       270,448
MSX International, 12.50%, 4/1/12,
   Callable 4/1/09 @ 110(b).......................          25,000        23,750
Nalco Finance Holdings, Inc., 0.00%,
   2/1/14, Callable 2/1/09 @ 105 (c)..............          75,000        68,250
Nuveen Investments, Inc., 10.50%, 11/15/15,
   Callable 11/15/11 @ 105(b).....................          50,000        50,000
                                                                     -----------
                                                                         978,971
                                                                     -----------

HEALTH CARE - 0.2%
HCA, Inc., 9.25%, 11/15/16, Callable
   11/15/11 @ 105.................................          25,000        26,313
                                                                     -----------
                                                                          26,313
                                                                     -----------

INTERNET RELATED - 0.3%
Atlantic Broadband Finance LLC, 9.38%,
   1/15/14, Callable 1/15/09 @ 105................          50,000        49,000
                                                                     -----------
                                                                          49,000
                                                                     -----------

LEISURE - 0.7%
AMC Entertainment, Inc., 11.00%, 2/1/16,
   Callable 2/1/11@ 106...........................         100,000       108,250
                                                                     -----------
                                                                         108,250
                                                                     -----------

MACHINERY - 0.7%
Case New Holland, Inc., 7.13%, 3/1/14,
   Callable 3/1/10 @ 104..........................          50,000        51,750
Sensata Technologies, 8.00%, 5/1/14,
   Callable 5/1/10 @ 104..........................          50,000        49,063
                                                                     -----------
                                                                         100,813
                                                                     -----------

MANUFACTURING - 1.7%
AGY Holding Corp., 11.00%, 11/15/14,
   Callable 11/15/10 @ 106(b).....................          50,000        49,250
American Railcar Industries, 7.50%, 3/1/14,
   Callable 3/1/11 @ 104..........................          25,000        24,688
Coleman Cable, Inc., 9.88%, 10/1/12,
   Callable 10/1/08 @ 105.........................          50,000        49,250
Freescale Semiconductor, Inc., 10.13%,
   12/15/16, Callable 12/15/11 @ 105..............          50,000        45,312
Libbey Glass, Inc., 12.38%, 6/1/11,
   Callable 6/1/08 @ 108 (a)......................          25,000        27,187
Maax Corp., 9.75%, 6/15/12,
   Callable 6/15/08 @ 105.........................          50,000        17,000


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
MANUFACTURING, CONTINUED
Ryerson, Inc., 12.00%, 11/1/15,
   Callable 11/1/11 @ 106(b)......................          25,000        25,688
Tembec Industries, Inc., 7.75%, 3/15/12...........          25,000        10,344
                                                                     -----------
                                                                         248,719
                                                                     -----------

MEDICAL - 2.7%
Advanced Medical Optics, 7.50%, 5/1/17,
   Callable 5/1/12 @ 104..........................          50,000        47,125
Community Health, 8.88%, 7/15/15,
   Callable 7/15/11 @ 104.........................          50,000        50,625
MQ Associates, Inc., 0.00%, 8/15/12,
   Callable 8/15/08 @ 109 (c).....................         100,000        90,000
MultiPlan, Inc., 10.38%, 4/15/16,
   Callable 4/15/11 @ 105(b)......................         100,000       102,250
Omnicare, Inc., 6.75%, 12/15/13,
   Callable 12/15/09 @ 103........................         100,000        96,500
                                                                     -----------
                                                                         386,500
                                                                     -----------

METAL PROCESSORS & FABRICATION - 0.5%
TriMas Corp., 9.88%, 6/15/12,
   Callable 12/10/07 @ 105........................          77,000        79,118
                                                                     -----------
                                                                          79,118
                                                                     -----------

METALS & MINING - 3.0%
AK Steel Corp., 7.75%, 6/15/12,
   Callable 11/23/07 @ 104........................         100,000       102,000
Freeport-McMoran Copper & Gold, Inc.,
   8.25%, 4/1/15, Callable 4/1/11 @ 104...........          50,000        54,000
Gibraltar Industries, Inc., 8.00%, 12/1/15,
   Callable 12/1/10 @ 104.........................         150,000       141,000
International Coal Group, Inc., 10.25%,
   7/15/14, Callable 7/15/10 @ 105................          50,000        48,500
Noranda Aluminium Acquisition,
   9.36%, 5/15/15, Callable
   5/15/08 @ 102 (a)(b)...........................          50,000        46,125
Tube City IMS Corp., 9.75%, 2/1/15,
   Callable 2/1/11 @ 105..........................          50,000        49,125
                                                                     -----------
                                                                         440,750
                                                                     -----------

OIL & GAS - 8.7%
Chaparral Energy, Inc., 8.50%, 12/1/15,
   Callable 12/1/10 @ 104.........................         100,000        93,250
Chesapeake Energy Corp., 6.88%, 1/15/16,
   Callable 1/15/09 @ 103.........................         100,000        99,500
Cimarex Energy Co., 7.13%, 5/1/17,
   Callable 5/1/12 @ 104..........................          50,000        49,938
Clayton Williams Energy, Inc., 7.75%, 8/1/13,
   Callable 8/1/09 @ 104..........................         200,000       187,500
Colorado Interstate Gas Co.,
   6.80%, 11/15/15................................         150,000       155,726
Compton Petroleum Finance Corp.,
   7.63%, 12/1/13, Callable 12/1/09 @ 104.........         100,000        95,750


47  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                 HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
OIL & GAS, CONTINUED
Energy Partners Ltd., 9.75%, 4/15/14,
   Callable 4/15/11 @ 105.........................          50,000        49,500
Forest Oil Corp., 7.25%, 6/15/19,
   Callable 6/15/12 @ 104(b)......................          50,000        50,000
Grant Prideco, Inc., 6.13%, 8/15/15,
   Callable 8/15/10 @ 103.........................          25,000        25,125
Inergy LP/Inergy Finance, 8.25%, 3/1/16,
   Callable 3/1/11 @ 104..........................         100,000       104,500
Newfield Exploration Co., 6.63%, 9/1/14,
   Callable 9/1/09 @ 103..........................         100,000        98,250
Opti Canada, Inc., 7.88%, 12/15/14,
   Callable 12/15/10 @ 104(b).....................          50,000        49,625
Pogo Producing Co., 7.88%, 5/1/13,
   Callable 5/1/10 @ 104..........................         100,000       102,000
Swift Energy Co., 7.63%, 7/15/11,
   Callable 7/15/08 @ 104.........................          50,000        50,500
Tesoro Corp., 6.50%, 6/1/17,
   Callable 6/1/12 @ 103..........................          50,000        49,375
                                                                     -----------
                                                                       1,260,539
                                                                     -----------

PAPER & RELATED PRODUCTS - 2.5%
Aleris International, Inc., 10.00%, 12/15/16,
   Callable 12/15/11 @ 105........................          25,000        22,000
Catalyst Paper Corp., 8.63%, 6/15/11,
   Callable 12/6/07 @ 103.........................          50,000        39,500
Exopack Holding Corp., 11.25%, 2/1/14,
   Callable 2/1/10 @ 106..........................          50,000        50,625
Georgia-Pacific Corp., 7.70%, 6/15/15.............         100,000        98,500
Norampac, Inc., 6.75%, 6/1/13,
   Callable 6/1/08 @ 103..........................         100,000        95,250
Verso Paper Holdings LLC, 9.13%, 8/1/14,
   Callable 8/1/10 @ 105..........................          50,000        51,625
                                                                     -----------
                                                                         357,500
                                                                     -----------

PIPELINES - 3.1%
Atlas Pipeline Partners LP, 8.13%, 12/15/15,
   Callable 12/15/10 @ 104........................          50,000        49,750
Dynegy Holdings, Inc., 8.38%, 5/1/16..............         150,000       150,375
El Paso Corp., 7.00%, 6/15/17.....................         100,000       100,204
Mueller Water Products, Inc., 7.38%, 6/1/17,
   Callable 6/1/12 @ 104..........................          50,000        46,500
Semgroup LP, 8.75%, 11/15/15,
   Callable 11/15/10 @ 104(b).....................          50,000        48,000
Williams Partners LP, 7.25%, 2/1/17...............          50,000        51,563
                                                                     -----------
                                                                         446,392
                                                                     -----------

PRINTING & PUBLISHING - 2.8%
Block Communications, Inc., 8.25%,
   12/15/15, Callable 12/15/10 @ 104(b)...........          50,000        50,250
Canwest Mediaworks LP, 9.25%, 8/1/15,
   Callable 8/1/11 @ 105(b).......................          50,000        50,750
Idearc, Inc., 8.00%, 11/15/16,
   Callable 11/15/11 @ 104........................          50,000        50,125
Medimedia USA, Inc., 11.38%, 11/15/14,
   Callable 11/15/09 @ 106(b).....................          50,000        52,250
Morris Publishing, 7.00%, 8/1/13,
   Callable 8/1/08 @ 103..........................         100,000        76,750



--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
PRINTING & PUBLISHING, CONTINUED
Sheridan Group, Inc., 10.25%, 8/15/11,
   Callable 11/23/07 @ 105........................         100,000       102,500
Valassis Communications, Inc., 8.25%, 3/1/15,
   Callable 3/1/11 @ 104..........................          35,000        29,487
                                                                     -----------
                                                                         412,112
                                                                     -----------

RENTAL - AUTO AND EQUIPMENT - 1.7%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14,
   Callable 5/15/10 @ 104.........................         100,000        99,000
Hertz Corp., 8.88%, 1/1/14,
   Callable 1/1/10 @ 104..........................         100,000       103,000
Rental Service Corp., 9.50%, 12/1/14,
   Callable 12/1/10 @ 105.........................          50,000        48,063
                                                                     -----------
                                                                         250,063
                                                                     -----------

RESTAURANTS - 3.0%
Buffets, Inc., 12.50%, 11/1/14,
   Callable 11/1/10 @ 106.........................          50,000        32,375
Dave & Buster's, Inc., 11.25%, 3/15/14,
   Callable 3/15/10 @ 106.........................          50,000        50,875
Landry's Restaurants, Inc., 9.50%, 12/15/14,
   Callable 2/28/09 @ 101 ........................         200,000       200,000
NPC International, Inc., 9.50%, 5/1/14,
   Callable 5/1/10 @ 105..........................          50,000        46,750
Outback Steakhouse, Inc., 10.00%, 6/15/15,
   Callable 6/15/11 @ 105(b)......................          75,000        64,500
Sbarro, Inc., 10.38%, 2/1/15,
   Callable 2/1/10 @ 108..........................          50,000        45,187
                                                                     -----------
                                                                         439,687
                                                                     -----------

RETAIL - 1.9%
Claire's Stores, Inc., 9.63%, 6/1/15,
   Callable 6/1/11 @ 105(b).......................          50,000        40,875
Linens `N' Things, Inc., 10.87%, 1/15/14,
   Callable 1/15/08 @ 102 (a).....................          50,000        33,000
Pep Boys, 7.50%, 12/15/14,
   Callable 12/15/09 @ 104........................          50,000        48,125
Stater Bros. Holdings, Inc., 7.75%, 4/15/15,
   Callable 4/15/11 @ 104.........................          50,000        49,875
Suburban Propane Partners LP, 6.88%,
   12/15/13, Callable 12/15/08 @ 103..............          50,000        48,750
United Auto Group, Inc., 7.75%, 12/15/16,
   Callable 12/15/11 @ 104........................          50,000        48,625
                                                                     -----------
                                                                         269,250
                                                                     -----------

SEISMIC DATA COLLECTION - 0.7%
CIE Gener de Geophysique, 7.50%, 5/15/15,
   Callable 5/15/10 @ 104.........................          50,000        51,000
Seitel, Inc., 9.75%, 2/15/14,
   Callable 2/15/11 @ 105.........................          50,000        46,375
                                                                     -----------
                                                                          97,375
                                                                     -----------

SPECIAL PURPOSE ENTITY - 4.2%
Altra Industrial Motion, Inc., 9.00%,
   12/1/11, Callable 12/1/08 @ 105................          50,000        50,250
Buffalo Thunder Development Authority,
   9.38%, 12/15/14,
   Callable 12/15/10 @ 105(b).....................          50,000        46,750


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  48

--------------------------------------------------------------------------------
  HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
SPECIAL PURPOSE ENTITY, CONTINUED
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10,
   Callable 11/23/07 @ 107........................          50,000        49,125
Chukchansi Economic Development
   Authority, 8.00%, 11/15/13,
   Callable 11/15/09 @ 104(b).....................          25,000        25,188
Hawker Beechcraft Acquisition Co.
   9.75%, 4/1/17, Callable 4/1/12 @ 105(b)........          25,000        25,437
   8.50%, 4/1/15, Callable 4/1/11 @ 104(b)........          50,000        50,875
Kar Holdings, Inc., 8.75%, 5/1/14,
   Callable 5/1/10 @ 104(b).......................          50,000        48,250
Local TV Finance LLC, 9.25%, 6/15/15,
   Callable 6/15/11 @ 105(b)......................          50,000        47,875
MCBC Holdings, Inc., 11.52%, 10/15/14,
   Callable 10/15/09 @ 103 (a)(b).................          25,000        25,000
Momentive Performance, 9.75%, 12/1/14,
   Callable 12/1/10 @ 105(b)......................          50,000        48,750
Petroplus Finance Ltd., 7.00%, 5/1/17,
   Callable 5/1/12 @ 104(b).......................          75,000        70,500
Rare Restaurant Group Ll, 9.25%, 5/15/14,
   Callable 5/15/11 @ 105(b)......................          50,000        48,500
Regency Energy Partners LP, 8.38%,
   12/15/13, Callable 12/15/10 @ 104.19...........          17,000        17,893
UCI Holdco, Inc., 12.69%, 12/15/13,
   Callable 12/15/07 @ 100 (a)(b).................          54,687        53,593
                                                                     -----------
                                                                         607,986
                                                                     -----------

TELECOMMUNICATIONS - 10.1%
Broadview Network Holdings, 11.38%, 9/1/12,
   Callable 9/1/09 @ 106(b).......................          25,000        26,500
Centennial Communications Corp., 10.00%,
   1/1/13, Callable 1/1/09 @ 108..................         100,000       106,000
Cincinnati Bell, Inc., 8.38%, 1/15/14,
   Callable 1/15/09 @ 104.........................         100,000       100,250
Cricket Communications, 9.38%, 11/1/14,
   Callable 11/1/10 @ 105.........................          50,000        49,625
Insight Midwest LP, 9.75%, 10/1/09,
   Callable 11/23/07 @ 100........................         130,000       130,162
IPCS, Inc., 8.61%, 5/1/14,
   Callable 5/1/08 @ 102 (a)......................         100,000        97,000
Level 3 Financing, Inc., 9.25%, 11/1/14,
   Callable 11/1/10 @ 105.........................          50,000        47,125
Metropcs Wireless, Inc.
   9.25%, 11/1/14, Callable
   11/1/10 @ 105..................................          50,000        49,625
   9.25%, 11/1/14, Callable
   11/1/10 @ 105..................................          50,000        49,625
Nordic Telephone Co., Holdings, 8.88%,
   5/1/16, Callable 5/1/11 @ 104 (b)..............          50,000        52,875
NTL Cable plc, 9.13%, 8/15/16,
   Callable 8/15/11 @ 105.........................         125,000       131,875
Paetec Holding Corp., 9.50%, 7/15/15,
   Callable 7/15/11 @ 105(b)......................          50,000        51,250
Panamsat Corp., 9.00%, 6/15/16,
   Callable 6/15/11 @ 105.........................          50,000        51,125
Qwest Corp., 5.63%, 11/15/08......................         150,000       149,250
Radio One, Inc., 6.38%, 2/15/13,
   Callable 2/15/09 @ 103.........................          50,000        44,000



--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TELECOMMUNICATIONS, CONTINUED
Suncom Wireless Holdings, Inc., 8.50%,
   6/1/13, Callable 6/1/08 @ 104..................         150,000       157,312
West Corp., 11.00%, 10/15/16,
   Callable 10/15/11 @ 106........................          25,000        26,188
Wind Acquisition Financial SA, 10.75%,
   12/1/15, Callable 12/1/10 @ 105(b).............         100,000       111,250
Windstream Corp., 8.63%, 8/1/16,
   Callable 8/1/11 @ 104..........................          25,000        26,750
                                                                     -----------
                                                                       1,457,787
                                                                     -----------

TOBACCO - 0.2%
Alliance One International, Inc.,
   8.50%, 5/15/12.................................          25,000        24,875
                                                                     -----------
                                                                          24,875
                                                                     -----------

TRANSPORTATION - 0.8%
Bristow Group, Inc., 7.50%, 9/15/17,
   Callable 9/15/12 @ 104(b)......................          50,000        51,500
Navios Maritime Holdings, Inc., 9.50%,
   12/15/14, Callable 12/15/10 @ 105..............          30,000        31,725
Saint Acquisition Corp., 13.31%, 5/15/15,
   Callable 5/15/09 @ 102 (a)(b)..................          50,000        31,875
                                                                     -----------
                                                                         115,100
                                                                     -----------

WASTE DISPOSAL - 1.0%
Allied Waste North America, Inc., 7.38%,
   4/15/14, Callable 4/15/09 @ 104................         150,000       151,500
                                                                     -----------
                                                                         151,500
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS
   (COST $14,058,455).............................                    13,845,392
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--2.4%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (d).............         355,288       355,288
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $355,288)................................                       355,288
                                                                     -----------
TOTAL INVESTMENTS
   (COST $14,413,743) -- 98.0%.....................                   14,200,680
                                                                     ===========

-------------
     Percentages indicated are based on net assets of $14,487,263.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)  Step Bond. Income recognition is on the effective yield method for Step
     Bonds.

(d) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

LLC -- Limited Liability Co.
LP  -- Limited Partnership
PLC -- Public Limited Co.


49  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                      SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY
 OBLIGATIONS--28.0%
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Federal Home Loan Mortgage Corp. - 12.5%
   Pool #1B2655, 4.20%, 12/1/34(a)(d).............         199,130       200,195
   Pool #1J1313, 6.43%, 6/1/36(a).................         273,308       279,287
   Pool #847557, 5.54%, 7/1/34(a)(d)..............         173,761       176,901
   Pool #G02981, 6.00%, 6/1/37....................         194,294       195,556
   Pool #G12317, 5.50%, 8/1/21....................         187,094       187,390
   TBA November, 6.00%, 11/11/37..................         150,000       150,938
   TBA November, 5.50%, 11/15/37..................         700,000       689,062
                                                                     -----------
                                                                       1,879,329
                                                                     -----------

Federal National Mortgage Association - 14.5%
   Pool #781922, 5.00%, 2/1/21....................         379,120       373,313
   Pool #922090, 5.90%, 3/1/37(a).................         329,112       332,705
   TBA December 2007
     6.50%, 12/1/35...............................         850,000       870,027
     6.00%, 12/15/36..............................         600,000       603,750
                                                                     -----------
                                                                       2,179,795
                                                                     -----------

Government National Mortgage Association - 1.0%
   6.00%, 11/15/36................................         150,000       151,875
                                                                     -----------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $4,198,134)..................                     4,210,999
                                                                     -----------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS--41.8%
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.6%
General Motors, 8.25%, 7/15/23....................         100,000        90,250
                                                                     -----------
                                                                          90,250
                                                                     -----------

BANKING - 2.5%
American Express Centurion Bank,
   5.95%, 6/12/17.................................         100,000       100,596
Bank of America N.A., 6.10%, 6/15/17..............         150,000       153,521
Washington Mutual, Inc., 6.09%,
   9/17/12 (a)....................................          75,000        71,492
Washington Mutual Bank, 5.56%,
   2/4/11 (a).....................................          50,000        48,336
                                                                     -----------
                                                                         373,945
                                                                     -----------

BUILDING & CONSTRUCTION PRODUCTS - 1.3%
Martin Marietta Materials, Inc.,
   5.13%, 4/30/10 (a).............................         100,000        98,870
Masco Corp., 6.00%, 3/12/10 (a)(d)................         100,000        98,235
                                                                     -----------
                                                                         197,105
                                                                     -----------

ELECTRIC - 5.4%
MidAmerican Energy Co., 5.95%, 7/15/17............         450,000       465,393
Progress Energy, Inc., 5.98%, 11/14/08,
   Callable 2/14/08 @ 100 (a)(d)..................         250,000       250,316
Puget Sound Energy, Inc., 6.97%, 6/1/67,
   Callable 6/1/17 @ 100..........................         100,000        94,599
                                                                     -----------
                                                                         810,308
                                                                     -----------

FINANCE - 9.9%
Ford Motor Credit Co., LLC
   4.95%, 1/15/08.................................         250,000       248,918
   5.80%, 1/12/09.................................         300,000       289,426
   7.25%, 10/25/11................................          25,000        23,255


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
FINANCE, CONTINUED
General Motors Acceptance Corp.
   4.38%, 12/10/07................................         500,000       499,203
   7.25%, 3/2/11..................................         100,000        94,559
SLM Corp.
   4.00%, 1/15/10.................................         150,000       140,664
   4.50%, 7/26/10.................................          50,000        46,814
XTRA Finance Corp., 5.15%, 4/1/17.................         150,000       144,869
                                                                     -----------
                                                                       1,487,708
                                                                     -----------

HOSPITALS - 1.4%
HCA, Inc., 8.75%, 9/1/10..........................         200,000       203,500
                                                                     -----------
                                                                         203,500
                                                                     -----------

MEDIA - 3.6%
Time Warner Cable, Inc., 5.85%, 5/1/17............         150,000       148,720
Time Warner Entertainment,
   8.88%, 10/1/12.................................         350,000       398,354
                                                                     -----------
                                                                         547,074
                                                                     -----------

MEDICAL - 2.0%
Astrazeneca plc, 5.90%, 9/15/17...................         150,000       153,374
Schering-Plough, 6.00%, 9/15/17...................         150,000       152,565
                                                                     -----------
                                                                         305,939
                                                                     -----------

OFFICE EQUIPMENT & SERVICES - 1.7%
IBM Corp., 5.70%, 9/14/17.........................         150,000       152,248
Xerox Corp., 6.40%, 12/18/09 (a)(d)...............         100,000        99,932
                                                                     -----------
                                                                         252,180
                                                                     -----------

RETAIL - 3.5%
Federated Retail Holdings, Inc.,
   5.90%, 12/1/16.................................         150,000       143,204
Home Depot, Inc., 5.25%, 12/16/13.................         400,000       387,331
                                                                     -----------
                                                                         530,535
                                                                     -----------

TELECOMMUNICATIONS - 2.8%
Motorola, Inc., 6.00%, 11/15/17...................         150,000       148,122
Verizon Pennsylvania, Inc., 5.65%, 11/15/11.......         275,000       279,320
                                                                     -----------
                                                                         427,442
                                                                     -----------

TRANSPORTATION - 7.1%
American Airlines, Inc.
   6.98%, 4/1/11..................................          77,970        77,970
   7.86%, 10/1/11.................................         200,000       211,250
Burlington Northern Santa Fe Railway Co.,
   4.83%, 1/15/23.................................         251,263       242,328
Continental Airlines, Inc., 5.98%, 4/19/22........         100,000        98,307
Union Pacific Corp., 5.75%, 11/15/17..............         150,000       148,684
Union Pacific Railroad, 5.08%, 1/2/29.............         299,279       288,622
                                                                     -----------
                                                                       1,067,161
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  50

--------------------------------------------------------------------------------
  HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
TOTAL CORPORATE OBLIGATIONS
   (COST $6,284,555)..............................                     6,293,147
                                                                     -----------

--------------------------------------------------------------------------------
 ASSET BACKED SECURITIES--8.2%
--------------------------------------------------------------------------------
Americredit Automobile Receivables Trust,
   Series 2005-CF, Class A3,
   4.47%, 5/6/10 (d)..............................         133,747       133,484
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1,
   3.68%, 3/25/33.................................         210,318       207,006
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.40%, 8/13/47 (a)(b)................         145,000        79,750
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2,
   4.92%, 8/25/35.................................          15,345        15,297
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3,
   5.80%, 7/25/34.................................         210,000       203,873
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.27%, 11/15/34 (a)(b)(d).............         248,921       248,100
GMAC Mortgage Corp., Loan Trust,
   Series 2006-HE3, Class A3,
   5.81%, 10/25/36................................         170,000       161,097
Preferred Term Securities XXII Ltd.,
   6.03%, 9/22/36, Callable
   6/22/11 @ 100 (a)(b)(d)........................         199,318       190,648
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (COST $1,324,232)..............................                     1,239,255
                                                                     -----------

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--11.6%
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4,
   4.78%, 5/25/35 (a).............................         200,000       198,780
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1, 5.07%,
   6/26/35 (a)(b).................................         179,467       178,781
Freddie Mac
   Series 2988, Class AF, 5.39%, 6/15/35 (a)(d)...         169,792       167,259
   Series 3212, Class BK, 5.40%, 9/15/36..........         150,000       144,027
Morgan Stanley Mortgage Loan Trust,
   Series 2006-3AR, Class 2A3, 5.71%,
   3/25/36 (a)....................................         271,828       275,690
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8, 5.17%,
   1/25/37 (a)(d).................................         360,118       357,079
   Series 2007-QS2, Class A4,
   6.25%, 1/25/37.................................         169,876       169,773
Residential Asset Securitization Trust,
   Series 2003-A15, Class 1A2,
   5.32%, 2/25/34 (a)(d)..........................         259,492       258,496
                                                                     -----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,754,762)..............................                     1,749,885
                                                                     -----------

--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES--19.1%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.,
   Series 2006-4, Class A4, 5.63%,
   7/10/46 (a)....................................         230,000       230,112



--------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2006-T24, Class A4,
   5.43%, 10/12/41................................         200,000       198,967
   Series 2007-T28, Class AJ, 6.18%,
   9/11/42........................................          80,000        79,433
Citigroup Commercial Mortgage Trust,
   Series 2006-C4, Class A3,
   5.72%, 3/15/49 (a).............................         240,000       242,877
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, Series 2007-CD4,
   Class A2B, 5.21%, 12/11/49.....................         200,000       198,480
Commercial Mortgage Pass - Through
   Certificate
   Series 2005-FL11, Class A1, 5.24%,
   11/15/17 (a)(b)(d).............................          34,241        34,182
   Series 2006-FL12, Class A2, 5.19%,
   12/15/20 (a)(d)................................         251,337       250,533
   Series 2005-LP5, Class AJ, 5.05%,
   5/10/43........................................         200,000       188,031
CWCapital Cobalt, Series 2007-C3,
   Class AJ, 6.02%, 5/15/46.......................         160,000       157,046
GS Mortgage Securities Corp. II
   Series 2006-GG8, Class AJ,
   5.62%, 11/10/39................................         180,000       174,312
   Series 2007-GG10, Class AJ,
   5.80%, 8/10/45 (a).............................         210,000       206,228
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2007-CB20,
   Class AJ, 6.10%, 2/12/51.......................         190,000       190,622
LB-UBS Commercial Mortgage Trust,
   Series 2007-C6, Class AM,
   6.11%, 7/15/40 (a).............................         180,000       184,134
Morgan Stanley Capital I
   Series 2006-HQ10, Class A4,
   5.33%, 11/12/41................................         180,000       176,211
   Series 2007-IQ14, Class A2,
   5.61%, 4/15/49.................................         220,000       221,208
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1,
   Class A, 5.30%, 11/23/43 (a)(b)................         147,436       145,680
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $2,886,901)..............................                     2,878,056
                                                                     -----------

--------------------------------------------------------------------------------
 FOREIGN BONDS--5.1%
--------------------------------------------------------------------------------
ICELAND - 1.5%
Kaupthing Bank, 5.94%, 1/15/10 (a)(b)(d)..........         225,000       224,234
                                                                     -----------
                                                                         224,234
                                                                     -----------

NETHERLANDS - 1.0%
Shell International Finance BV,
   5.20%, 3/22/17.................................         150,000       149,342
                                                                     -----------
                                                                         149,342
                                                                     -----------


51  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 FOREIGN BONDS, CONTINUED
--------------------------------------------------------------------------------
                                                         SHARES OR
                                                         PRINCIPAL
                                                         AMOUNT($)     VALUE($)
                                                         ---------     --------
SOUTH KOREA - 1.7%
Citibank Korea, Inc., 4.68%, 6/18/13,
   Callable 6/18/08 @ 100 (a).....................         250,000       249,323
                                                                     -----------
                                                                         249,323
                                                                     -----------

UNITED KINGDOM - 0.9%
Barclays Bank plc, 5.93%, 12/31/49 (b)............         150,000       141,979
                                                                     -----------
                                                                         141,979
                                                                     -----------
TOTAL FOREIGN BONDS
   (COST $773,460)................................                       764,878
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--1.1%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (c).............         169,259       169,259
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $169,259)................................                       169,259
                                                                     -----------
TOTAL INVESTMENTS
   (COST $17,391,303) -- 114.9%....................                   17,305,479
                                                                     ===========

------------
     Percentages indicated are based on net assets of $15,058,569.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

(d)  Security held as collateral for to be announced securities.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 15.37% of net assets.


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  52

--------------------------------------------------------------------------------
  HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 COMMON STOCKS--97.7%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AEROSPACE & DEFENSE - 6.1%
General Dynamics Corp.............................          25,400     2,310,384
The Boeing Co.....................................          19,750     1,947,153
United Technologies Corp..........................          15,900     1,217,781
                                                                     -----------
                                                                       5,475,318
                                                                     -----------

BIOTECHNOLOGY - 3.6%
Gilead Sciences, Inc. (a).........................          70,500     3,256,395
                                                                     -----------
                                                                       3,256,395
                                                                     -----------

BUSINESS SERVICES - 1.1%
Fluor Corp........................................           6,450     1,019,100
                                                                     -----------
                                                                       1,019,100
                                                                     -----------

CASINOS & GAMBLING - 1.0%
International Game Technology.....................          19,950       870,020
                                                                     -----------
                                                                         870,020
                                                                     -----------

CHEMICALS - 4.2%
Monsanto Co.......................................          38,400     3,748,992
                                                                     -----------
                                                                       3,748,992
                                                                     -----------

COMPUTER SOFTWARE - 5.8%
Adobe Systems, Inc. (a)...........................          74,600     3,573,340
Electronic Arts, Inc. (a).........................          26,750     1,634,960
                                                                     -----------
                                                                       5,208,300
                                                                     -----------

COMPUTERS - 12.4%
Apple Computer, Inc. (a)..........................          23,700     4,501,815
Hewlett-Packard Co................................          47,150     2,436,712
Research In Motion Ltd. (a).......................          33,450     4,164,859
                                                                     -----------
                                                                      11,103,386
                                                                     -----------

CONSUMER PRODUCTS - 7.4%
Colgate-Palmolive Co..............................          47,300     3,607,571
PepsiCo, Inc......................................          40,900     3,015,148
                                                                     -----------
                                                                       6,622,719
                                                                     -----------

DIVERSIFIED MANUFACTURING OPERATIONS - 2.5%
Joy Global, Inc...................................          18,600     1,079,916
Thermo Fisher Scientific, Inc. (a)................          19,500     1,146,795
                                                                     -----------
                                                                       2,226,711
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 1.7%
Emerson Electric Co...............................          15,600       815,412
Microchip Technology, Inc.........................          21,000       696,570
                                                                     -----------
                                                                       1,511,982
                                                                     -----------

FARM MACHINERY & EQUIPMENT - 3.7%
Deere & Co........................................          21,500     3,330,350
                                                                     -----------
                                                                       3,330,350
                                                                     -----------

FINANCIAL SERVICES - 6.6%
Ambac Financial Group, Inc........................           7,900       290,957
CME Group, Inc....................................           5,175     3,447,844
Goldman Sachs Group, Inc..........................           4,500     1,115,640
Nymex Holdings, Inc...............................           2,800       359,856
UBS AG-ADR........................................          12,550       673,809
                                                                     -----------
                                                                       5,888,106
                                                                     -----------


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
FOOD & BEVERAGE - 4.4%
The Coca-Cola Co..................................          29,000     1,791,040
Wm. Wrigley Jr. Co................................          10,850       669,120
Yum! Brands, Inc..................................          36,900     1,485,963
                                                                     -----------
                                                                       3,946,123
                                                                     -----------

HEALTH CARE - 2.9%
Baxter International, Inc.........................          22,300     1,338,223
DENTSPLY International, Inc.......................          20,800       862,784
Zimmer Holdings, Inc. (a).........................           5,700       396,093
                                                                     -----------
                                                                       2,597,100
                                                                     -----------

HOTELS & LODGING - 4.3%
Las Vegas Sands Corp. (a).........................          29,200     3,885,936
                                                                     -----------
                                                                       3,885,936
                                                                     -----------

INSURANCE - 1.8%
AFLAC, Inc........................................          25,850     1,622,863
                                                                     -----------
                                                                       1,622,863
                                                                     -----------

INTERNET RELATED - 4.4%
Google, Inc., Class A (a).........................           5,600     3,959,200
                                                                     -----------
                                                                       3,959,200
                                                                     -----------

OIL & GAS - 5.2%
Schlumberger Ltd..................................          23,050     2,225,939
Smith International, Inc..........................          36,450     2,407,522
                                                                     -----------
                                                                       4,633,461
                                                                     -----------

PHARMACEUTICALS - 8.6%
Abbott Laboratories...............................          54,200     2,960,404
Alcon, Inc. ADR...................................           6,950     1,057,859
Allergan, Inc.....................................          16,000     1,081,280
Genentech, Inc. (a)...............................          22,329     1,655,249
Schering-Plough Corp..............................          32,100       979,692
                                                                     -----------
                                                                       7,734,484
                                                                     -----------

RETAIL - 2.4%
Kohl's Corp. (a)..................................          19,900     1,093,903
Target Corp.......................................          17,100     1,049,256
                                                                     -----------
                                                                       2,143,159
                                                                     -----------

TELECOMMUNICATIONS - 7.6%
Cisco Systems, Inc. (a)...........................         110,450     3,651,477
Nokia Corp. ADR...................................          57,150     2,269,998
QUALCOMM, Inc.....................................          20,900       893,057
                                                                     -----------
                                                                       6,814,532
                                                                     -----------
TOTAL COMMON STOCKS
   (COST $65,379,364).............................                    87,598,237
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--2.3%
--------------------------------------------------------------------------------
Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b).............       2,057,774     2,057,774
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $2,057,774)..............................                     2,057,774
                                                                     -----------
TOTAL INVESTMENTS
   (COST $67,437,138) -- 100.0%....................                   89,656,011
                                                                     ===========

------------
     Percentages indicated are based on net assets of $89,685,877.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt


53  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------
 COMMON STOCKS--96.9%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AUSTRALIA - 3.2%
Macquarie Airports................................         579,924     2,382,795
National Australia Bank Ltd.......................         131,665     5,325,753
QBE Insurance Group Ltd...........................         102,500     3,136,099
Zinifex Ltd.......................................         235,900     3,732,463
                                                                   -------------
                                                                      14,577,110
                                                                   -------------

AUSTRIA - 1.0%
Voestalpine AG....................................          51,400     4,643,784
                                                                   -------------

BELGIUM - 1.3%
Fortis............................................         176,832     5,678,420
Fortis - Strip WPR................................          70,732           707
                                                                   -------------
                                                                       5,679,127
                                                                   -------------

BRAZIL - 2.6%
Banco Do Brasil SA................................          60,000     1,087,062
Gerdau SA ADR.....................................          75,150     2,337,165
Petroleo Brasileiro SA ADR........................          55,400     4,608,726
Unibanco ADR......................................           8,100     1,280,124
Usinas Siderurgicas de Minas Gerais SA............          30,200     2,368,966
                                                                   -------------
                                                                      11,682,043
                                                                   -------------

CANADA - 2.6%
Canadian Imperial Bank of Commerce................          21,000     2,268,107
Encana Corp.......................................          59,500     4,164,496
Gerdau Ameristeel Corp............................         161,000     2,200,879
Nexen, Inc........................................              34         1,152
Teck Cominco Ltd., B Shares.......................          64,600     3,236,156
                                                                   -------------
                                                                      11,870,790
                                                                   -------------

CHINA - 0.5%
China Petroleum & Chemical Corp...................         592,000       942,622
China Telecom Corp., Ltd..........................       1,264,000     1,092,937
                                                                   -------------
                                                                       2,035,559
                                                                   -------------

FINLAND - 1.0%
Nokia Oyj.........................................          52,100     2,068,954
Stora Enso Oyj, R Shares..........................         123,400     2,276,027
                                                                   -------------
                                                                       4,344,981
                                                                   -------------

FRANCE - 12.3%
Air France-KLM....................................          28,700     1,095,055
BNP Paribas SA....................................          64,580     7,156,768
Compagnie Generale des Establissements
   Michelin, B Shares.............................          39,700     5,346,150
Credit Agricole SA................................         142,779     5,656,125
France Telecom SA.................................         107,200     3,963,857
Lagardere S.C.A...................................          34,800     2,950,824
Renault SA........................................          62,300    10,521,374
Sanofi-Aventis....................................          68,900     6,060,101
Societe Generale..................................          35,385     5,977,343
Total SA..........................................          92,000     7,423,280
                                                                   -------------
                                                                      56,150,877
                                                                   -------------

GERMANY - 11.7%
Allianz SE........................................          39,800     8,978,500
BASF AG...........................................          48,300     6,704,660
Daimler AG........................................          10,100     1,113,722
Deutsche Bank AG..................................          43,200     5,770,810


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
GERMANY, CONTINUED
Deutsche Lufthansa AG.............................         162,600     4,804,736
Deutsche Telekom AG...............................         241,900     4,969,293
E.ON AG...........................................          41,000     8,024,178
Muenchener Rueckversicherungs-
   Gesellschaft AG................................          35,000     6,696,622
RWE AG............................................          44,500     6,069,450
                                                                   -------------
                                                                      53,131,971
                                                                   -------------

GREECE - 0.4%
Public Power Corp.................................          49,210     1,999,075
                                                                   -------------

HONG KONG - 0.3%
China Netcom Group Corp., Ltd.....................         462,000     1,419,925
                                                                   -------------

INDIA - 0.5%
State Bank of India GDR...........................          17,600     2,182,400
                                                                   -------------

ITALY - 3.5%
Buzzi Unicem SpA..................................          91,400     2,598,343
ENI SpA...........................................         210,800     7,696,173
Fondiaria-SAI SpA.................................          60,800     2,960,054
Fondiaria-SAI SpA-RNC.............................          18,700       637,951
Italcementi SpA...................................          91,700     2,112,133
                                                                   -------------
                                                                      16,004,654
                                                                   -------------

JAPAN - 20.8%
Alps Electric Co., Ltd............................          55,000       688,675
Canon, Inc........................................          32,250     1,632,043
EDION Corp........................................          67,800       778,870
FUJITSU Ltd.......................................         573,000     4,499,634
Honda Motor Co., Ltd..............................          47,000     1,760,231
Isuzu Motors Ltd..................................         570,000     2,841,996
JFE Holdings, Inc.................................         101,600     5,948,279
Kyushu Electric Power Co., Inc....................         101,300     2,470,261
Mitsubishi Chemical Holdings Corp.................         303,000     2,507,365
Mitsubishi Corp...................................         129,000     4,016,987
Mitsubishi UFJ Financial Group, Inc...............         645,000     6,454,802
Mitsui & Co., Ltd.................................         209,000     5,421,760
Mitsui Chemicals, Inc.............................         417,000     3,922,589
Mitsui O.S.K. Lines Ltd...........................         327,000     5,405,205
NAMCO BANDAI Holdings, Inc........................         123,800     1,908,955
Nippon Mining Holdings, Inc.......................         360,000     3,405,454
Nippon Telegraph & Telephone Corp.................             881     4,032,546
Nippon Yusen Kabushiki Kaisha.....................         152,000     1,569,480
Nissan Motor Co., Ltd.............................         534,700     6,135,284
ORIX Corp.........................................          21,300     4,369,758
Sharp Corp........................................         261,000     4,117,518
Sony Corp.........................................          12,510       617,905
Sumitomo Heavy Industries Ltd.....................         163,000     2,153,647
Sumitomo Mitsui Financial Group, Inc..............             731     5,988,637
The Tokyo Electric Power Co., Inc.................         165,200     4,192,466
Toshiba Corp......................................         543,000     4,598,873
Toyota Motor Corp.................................          56,700     3,246,168
                                                                   -------------
                                                                      94,685,388
                                                                   -------------

NETHERLANDS - 5.8%
ArcelorMittal.....................................         107,652     8,685,755
Corporate Express NV..............................         107,400     1,202,178
ING Groep NV......................................         216,068     9,764,998


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  54

--------------------------------------------------------------------------------
  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
NETHERLANDS, CONTINUED
Koninklijke Ahold NV (a)..........................         266,720     4,018,278
Wolters Kluwer NV.................................          89,700     2,817,023
                                                                   -------------
                                                                      26,488,232
                                                                   -------------

SINGAPORE - 0.3%
Neptune Orient Lines Ltd..........................         427,000     1,529,966
                                                                   -------------

SOUTH AFRICA - 0.6%
Sanlam Ltd........................................         554,040     2,036,446
Standard Bank Group Ltd...........................          34,900       634,141
                                                                   -------------
                                                                       2,670,587
                                                                   -------------

SOUTH KOREA - 1.7%
Honam Petrochemical Corp..........................           8,100     1,236,892
Hynix Semiconductor, Inc. (a).....................          24,700       693,102
Hyundai Motors Co. Ltd., Second Preferred.........          15,950       612,766
Industrial Bank of Korea GDR......................          88,300     1,735,095
Kookmin Bank ADR..................................          14,600     1,192,674
POSCO ADR.........................................          11,400     2,094,750
                                                                   -------------
                                                                       7,565,279
                                                                   -------------

SPAIN - 1.2%
Repsol YPF SA.....................................         141,100     5,573,895
                                                                   -------------

SWEDEN - 1.0%
Electrolux AB, B Shares...........................         118,500     2,302,821
Svenska Cellusoa AB (SCA), B Shares...............         134,400     2,375,563
                                                                   -------------
                                                                       4,678,384
                                                                   -------------

SWITZERLAND - 1.5%
Credit Suisse Group...............................          81,100     5,481,917
Novartis AG.......................................          24,830     1,321,158
                                                                   -------------
                                                                       6,803,075
                                                                   -------------

TAIWAN - 1.0%
China Steel Corp. GDR.............................          38,878     1,098,303
Gigabyte Technology Co., Ltd......................          11,112         9,298
Siliconware Precision Industries Co...............         707,691     1,485,923
Taiwan Semiconductor Manufacturing
   Co., Ltd.......................................         508,398     1,016,208
United Microelectronics Corp......................       1,094,551       718,098
                                                                   -------------
                                                                       4,327,830
                                                                   -------------

THAILAND - 0.3%
PTT Public Company Ltd. plc.......................         121,400     1,498,281
                                                                   -------------

UNITED KINGDOM - 21.8%
Associated British Foods plc......................          45,800       871,288
AstraZeneca plc...................................         110,300     5,431,176
Aviva plc.........................................         346,270     5,455,083
BAE Systems plc...................................         485,500     5,043,387
Barclays plc......................................         457,700     5,792,255
BP plc............................................         125,000     1,626,084
British American Tobacco plc......................         111,100     4,232,209
British Energy Group plc..........................         277,000     3,076,454
GlaxoSmithKline plc...............................         259,600     6,667,396
HBOS plc..........................................         373,041     6,799,121
Home Retail Group plc.............................         358,100     3,255,319
ITV plc...........................................         879,270     1,817,421
Kazakhmys plc.....................................         143,300     4,408,193


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
UNITED KINGDOM, CONTINUED
Punch Taverns plc.................................          91,000     1,907,859
Royal & Sun Alliance Insurance
   Group plc......................................         762,188     2,511,165
Royal Bank of Scotland Group plc..................         635,724     6,865,117
Royal Dutch Shell plc, A Shares...................         232,387    10,195,009
Royal Dutch Shell plc, B Shares...................          45,973     2,005,584
SABMiller plc.....................................          48,100     1,448,682
Taylor Wimpey plc.................................         468,220     2,421,936
Vodafone Group plc................................       2,879,158    11,344,276
Xstrata plc.......................................          85,950     6,196,853
                                                                   -------------
                                                                      99,371,867
                                                                   -------------
TOTAL COMMON STOCKS
   (COST $319,304,574)............................                   440,915,080
                                                                   -------------

--------------------------------------------------------------------------------
INVESTMENT COMPANY--1.6%
--------------------------------------------------------------------------------

Northern Institutional Diversified Assets
   Portfolio, Shares class, 4.80% (b).............       7,328,500     7,328,500
                                                                   -------------
TOTAL INVESTMENT COMPANY
   (COST $7,328,500)..............................                     7,328,500
                                                                   -------------
TOTAL INVESTMENTS
   (COST $326,633,074) -- 98.5%....................                  448,243,580
                                                                   =============
---------------
     Percentages indicated are based on net assets of $455,061,609.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt
PLC  -- Public Limited Co.
SPA  -- Societa Per Azioni


55  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                             HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 COMMON STOCKS--98.0%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AEROSPACE & DEFENSE - 3.7%
Empresa Brasileira de Aeronautica S.A.
   ADR............................................          63,600     3,101,772
Esterline Technologies Corp. (a)..................          43,300     2,371,974
Hexcel Corp. (a)..................................         115,400     2,888,462
                                                                   -------------
                                                                       8,362,208
                                                                   -------------

BANKING - 1.4%
East West Bancorp, Inc............................          95,000     3,205,300
                                                                   -------------
                                                                       3,205,300
                                                                   -------------

BIOTECHNOLOGY - 1.8%
Invitrogen Corp. (a)..............................          44,100     4,007,367
                                                                   -------------
                                                                       4,007,367
                                                                   -------------

COMMERCIAL SERVICES - 1.1%
Schawk, Inc., Class A.............................         108,600     2,467,392
                                                                   -------------
                                                                       2,467,392
                                                                   -------------

COMPUTER SOFTWARE - 8.8%
ACI Worldwide, Inc. (a)...........................         125,100     2,861,037
BMC Software, Inc. (a)............................          65,900     2,230,056
Brocade Communications Systems, Inc. (a)..........         434,400     4,131,144
Nuance Communications, Inc. (a)...................         200,200     4,426,422
Red Hat, Inc. (a).................................         151,900     3,279,521
Satyam Computer Services Ltd. ADR.................          93,300     2,831,655
                                                                   -------------
                                                                      19,759,835
                                                                   -------------

CONSUMER PRODUCTS - 3.7%
Church & Dwight Co., Inc..........................          83,100     3,931,461
Jarden Corp. (a)..................................         125,600     4,461,312
                                                                   -------------
                                                                       8,392,773
                                                                   -------------

DIVERSIFIED MANUFACTURING OPERATIONS - 3.6%
Actuant Corp., Class A............................          47,500     3,276,550
AMETEK, Inc.......................................         100,100     4,704,700
                                                                   -------------
                                                                       7,981,250
                                                                   -------------

EDUCATION - 1.4%
Corinthian Colleges, Inc. (a).....................         131,229     2,150,843
DeVry, Inc........................................          19,000     1,039,110
                                                                   -------------
                                                                       3,189,953
                                                                   -------------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 8.1%
Atmel Corp. (a)...................................         497,200     2,431,308
ATMI, Inc. (a)....................................          67,900     2,182,306
Cognos, Inc. (a)..................................         136,200     6,854,946
Silicon Laboratories, Inc. (a)....................          80,600     3,522,220
Thomas & Betts Corp. (a)..........................          55,800     3,125,358
                                                                   -------------
                                                                      18,116,138
                                                                   -------------

FINANCIAL SERVICES - 4.5%
Affiliated Managers Group, Inc. (a)...............          40,700     5,354,085
MF Global Ltd. (a)................................         163,700     4,838,972
                                                                   -------------
                                                                      10,193,057
                                                                   -------------

HEALTH CARE - 12.9%
Gen-Probe, Inc. (a)...............................          75,500     5,286,510
Manor Care, Inc...................................          63,600     4,234,488
Pediatrix Medical Group, Inc. (a).................          56,800     3,720,400


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
HEALTH CARE, CONTINUED
ResMed, Inc. (a)..................................          84,000     3,480,120
Respironics, Inc. (a).............................         129,000     6,457,740
Ventana Medical Systems, Inc. (a).................          44,100     3,880,800
Volcano Corp. (a).................................         108,600     1,855,974
                                                                   -------------
                                                                      28,916,032
                                                                   -------------

INDUSTRIAL MANUFACTURING - 7.1%
Gardner Denver, Inc. (a)..........................         104,400     3,771,972
IDEX Corp.........................................         134,900     4,778,158
Manitowoc Co., Inc................................          70,500     3,472,830
WESCO International, Inc. (a).....................          83,100     3,876,615
                                                                   -------------
                                                                      15,899,575
                                                                   -------------

MEDIA - 4.0%
DreamWorks Animation SKG, Inc. (a)................         100,100     3,259,256
Meredith Corp.....................................          91,600     5,702,100
                                                                   -------------
                                                                       8,961,356
                                                                   -------------

OIL & GAS - 13.7%
Chesapeake Energy Corp............................          96,700     3,817,716
Consol Energy, Inc................................         101,000     5,706,500
Denbury Resources, Inc. (a).......................          94,100     5,326,060
Grant Prideco, Inc. (a)...........................          61,100     3,003,676
Massey Energy Co..................................         124,700     3,950,496
Range Resources Corp..............................          78,900     3,544,977
Smith International, Inc..........................          79,700     5,264,185
                                                                   -------------
                                                                      30,613,610
                                                                   -------------

PHARMACEUTICALS - 11.8%
Alexion Pharmaceuticals, Inc. (a).................          60,850     4,655,025
Elan Corp. plc ADR (a)............................         442,900    10,541,020
MGI Pharma, Inc. (a)..............................         144,200     4,698,036
OSI Pharmaceuticals, Inc. (a).....................         144,200     5,994,394
Santarus, Inc. (a)................................         272,300       593,614
                                                                   -------------
                                                                      26,482,089
                                                                   -------------

RETAIL - 5.7%
Dick's Sporting Goods, Inc. (a)...................          76,400     2,549,468
PETsMART, Inc.....................................         157,800     4,726,110
Rite Aid Corp. (a)................................         534,100     2,088,331
Urban Outfitters, Inc. (a)........................         136,600     3,451,882
                                                                   -------------
                                                                      12,815,791
                                                                   -------------

TELECOMMUNICATIONS - 3.5%
Comverse Technology, Inc. (a).....................         111,100     2,135,342
NeuStar, Inc. (a).................................          93,300     3,190,860
Polycom, Inc. (a).................................          90,100     2,520,998
                                                                   -------------
                                                                       7,847,200
                                                                   -------------

TRANSPORTATION - 1.2%
Aircastle Ltd.....................................          79,700     2,575,107
                                                                   -------------
                                                                       2,575,107
                                                                   -------------
TOTAL COMMON STOCKS
   (COST $177,041,397)............................                   219,786,033
                                                                    ------------


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  56

--------------------------------------------------------------------------------
  HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007 (CONTINUED)


--------------------------------------------------------------------------------
 INVESTMENT COMPANY--1.7%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
Northern Institutional Government
   Select Portfolio, Shares class, 4.65%, (b).....       3,918,791     3,918,791
                                                                    ------------
TOTAL INVESTMENT COMPANY
   (COST $3,918,791)..............................                     3,918,791
                                                                    ------------
TOTAL INVESTMENTS
   (COST $180,960,188) -- 99.7%...................                   223,704,824
                                                                    ============

------------
     Percentages indicated are based on net assets of $224,268,466.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt
PLC  -- Public Limited Co.


57  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS--AS OF OCTOBER 31, 2007


--------------------------------------------------------------------------------
 COMMON STOCKS--92.2%
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
AEROSPACE & DEFENSE - 3.9%
Lockheed Martin Corp..............................          12,500     1,375,500
Raytheon Co.......................................          28,300     1,800,163
                                                                     -----------
                                                                       3,175,663
                                                                     -----------

BANKING - 3.8%
Bank of America Corp..............................          29,100     1,404,948
Wells Fargo & Co..................................          50,700     1,724,307
                                                                     -----------
                                                                       3,129,255
                                                                     -----------

BUSINESS SERVICES - 2.0%
Pitney Bowes, Inc.................................          42,100     1,685,684
                                                                     -----------
                                                                       1,685,684
                                                                     -----------

COMPUTER SOFTWARE - 7.2%
CA, Inc...........................................         135,600     3,586,620
Microsoft Corp....................................          64,500     2,374,245
                                                                     -----------
                                                                       5,960,865
                                                                     -----------

CONGLOMERATES - 2.3%
Loews Corp........................................          39,000     1,914,510
                                                                     -----------
                                                                       1,914,510
                                                                     -----------

CONSUMER PRODUCTS - 6.8%
Altria Group, Inc.................................          30,800     2,246,244
Kimberly-Clark Corp...............................          27,500     1,949,475
Kraft Foods, Inc..................................          25,069       837,555
Tyson Foods, Inc., Class A........................          35,600       562,480
                                                                     -----------
                                                                       5,595,754
                                                                     -----------

DIVERSIFIED MANUFACTURING OPERATIONS - 2.0%
Ingersoll-Rand Co., Class A.......................          32,400     1,631,340
                                                                     -----------
                                                                       1,631,340
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 0.8%
Agilent Technologies, Inc. (a)....................          17,464       643,548
                                                                     -----------
                                                                         643,548
                                                                     -----------

FINANCIAL SERVICES - 11.7%
Citigroup, Inc....................................          77,307     3,239,163
Countrywide Financial Corp........................          89,600     1,390,592
Fannie Mae........................................          56,000     3,194,240
JP Morgan Chase & Co..............................          39,950     1,877,650
                                                                     -----------
                                                                       9,701,645
                                                                     -----------

INSURANCE - 11.1%
Aetna, Inc........................................          16,700       938,039
Aon Corp..........................................          36,800     1,667,776
Genworth Financial, Inc., Class A.................          80,800     2,205,840
MGIC Investment Corp..............................          18,400       356,224
Radian Group, Inc.................................          32,100       404,139
The Hartford Financial Services Group, Inc........          37,300     3,619,219
                                                                     -----------
                                                                       9,191,237
                                                                     -----------

MEDIA - 9.5%
CBS Corp., Class B................................          34,350       985,845
Clear Channel Communications, Inc.................          38,800     1,465,476
Comcast Corp., Class A (a)........................          48,450     1,011,152
Liberty Media Corp. Interactive, Class A (a)......          37,087       787,357
Viacom, Inc., Class B (a).........................          87,000     3,592,230
                                                                     -----------
                                                                       7,842,060
                                                                     -----------


--------------------------------------------------------------------------------
 COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------
                                                           SHARES      VALUE($)
                                                         ---------     --------
METALS & MINING - 5.2%
Barrick Gold Corp.................................          80,000     3,530,400
United States Steel Corp..........................           7,300       787,670
                                                                     -----------
                                                                       4,318,070
                                                                     -----------

OIL & GAS - 11.7%
Apache Corp.......................................          31,400     3,259,634
ConocoPhillips....................................          15,771     1,339,904
Hess Corp.........................................          13,600       973,896
Noble Energy, Inc.................................          53,300     4,079,582
                                                                     -----------
                                                                       9,653,016
                                                                     -----------

PAPER & RELATED PRODUCTS - 1.5%
International Paper Co............................          34,100     1,260,336
                                                                     -----------
                                                                       1,260,336
                                                                     -----------

PHARMACEUTICALS - 3.7%
Amgen, Inc. (a)...................................          23,000     1,336,530
Sanofi-Aventis ADR................................          38,500     1,694,385
                                                                     -----------
                                                                       3,030,915
                                                                     -----------

TELECOMMUNICATIONS - 6.6%
AT&T, Inc.........................................          51,791     2,164,346
Motorola, Inc.....................................         134,600     2,529,134
Sprint Nextel Corp................................          45,600       779,760
                                                                     -----------
                                                                       5,473,240
                                                                     -----------

TRANSPORTATION - 2.4%
Union Pacific Corp................................          15,300     1,959,012
                                                                     -----------
                                                                       1,959,012
                                                                     -----------
TOTAL COMMON STOCKS
   (COST $63,525,197).............................                    76,166,150
                                                                     -----------

--------------------------------------------------------------------------------
 INVESTMENT COMPANY--9.5%
--------------------------------------------------------------------------------
Northern Institutional Government
   Select Portfolio, Shares class, 4.65% (b)......       7,879,803     7,879,803
                                                                     -----------
TOTAL INVESTMENT COMPANY
   (COST $7,879,803)..............................                     7,879,803
                                                                     -----------
TOTAL INVESTMENTS
   (COST $71,405,000) -- 101.7%...................                    84,045,953
                                                                     ===========

------------
     Percentages indicated are based on net assets of $82,658,240.

(a)  Represents non-income producing security.

(b) The rate presented represents the annualized one day yield that was in effect on October 31, 2007.

ADR  -- American Depositary Receipt


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  58

   HSBC INVESTOR PORTFOLIOS

  STATEMENTS OF ASSETS AND LIABILITIES--AS OF OCTOBER 31, 2007


                                                                                          INTERMEDIATE
                                                             CORE PLUS      HIGH YIELD      DURATION                  INTERNATIONAL
                                                           FIXED INCOME    FIXED INCOME   FIXED INCOME     GROWTH        EQUITY
                                                             PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in non-affiliates, at value                  $136,607,637   $ 14,200,680   $ 17,305,479   $ 89,656,011   $448,243,580
  Foreign currency, at value                                         --             --             --             --      3,204,996
  Interest and dividends receivable                           1,081,970        343,043        139,809         72,962      1,225,858
  Receivable for investments sold                             6,916,275         49,875      2,334,516             --      2,827,732
  Prepaid expenses and other assets                               1,219          3,527            433            786          4,328
                                                           ------------   ------------   ------------   ------------   ------------
  TOTAL ASSETS                                              144,607,101     14,597,125     19,780,237     89,729,759    455,506,494
                                                           ------------   ------------   ------------   ------------   ------------

LIABILITIES:
  Payable for investments purchased                          24,731,970        101,250      4,711,705             --         52,605
  Accrued expenses and other liabilities:
       Investment Management                                     45,982          7,230          5,255         35,078        299,629
       Administration                                             6,716            407          1,680          2,424         15,779
       Compliance Service                                            86             10             14             49            295
       Trustee                                                      222             27             37            135            757
       Other                                                     10,217            938          2,977          6,196         75,820
                                                           ------------   ------------   ------------   ------------   ------------
  TOTAL LIABILITIES                                          24,795,193        109,862      4,721,668         43,882        444,885
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS:
  Applicable to investors' beneficial interest             $119,811,908   $ 14,487,263   $ 15,058,569   $ 89,685,877   $455,061,609
                                                           ============   ============   ============   ============   ============
  Total Investments, at cost                               $136,726,741   $ 14,413,743   $ 17,391,303   $ 67,437,138   $326,633,074
                                                           ------------   ------------   ------------   ------------   ------------
  Foreign Currency, at cost                                $         --   $        --    $        --    $        --    $ 3,140,535
                                                           ============   ============   ============   ============   ============




59  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                     OPPORTUNITY       VALUE
                                                      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
  Investments in non-affiliates, at value            $223,704,824   $ 84,045,953
  Interest and dividends receivable                        33,168         95,209
  Receivable for investments sold                         704,385             --
  Prepaid expenses and other assets                        11,273            970
                                                     ------------   ------------
  TOTAL ASSETS                                        224,453,650     84,142,132
                                                     ------------   ------------
LIABILITIES:
  Payable for investments purchased                            --      1,439,086
  Accrued expenses and other liabilities:
       Investment Management                              148,016         36,376
       Administration                                      10,509          2,344
       Compliance Service                                     272             65
       Trustee                                                673            159
       Other                                               25,714          5,862
                                                     ------------   ------------
  TOTAL LIABILITIES                                       185,184      1,483,892
                                                     ------------   ------------
NET ASSETS:
  Applicable to investors' beneficial interest       $224,268,466   $ 82,658,240
                                                     ============   ============
  Total Investments, at cost                         $180,960,188   $ 71,405,000
                                                     ============   ============



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  60

   HSBC INVESTOR PORTFOLIOS

  STATEMENTS OF OPERATIONS--FOR THE YEAR ENDED OCTOBER 31, 2007


                                                                                        INTERMEDIATE
                                                         CORE PLUS      HIGH YIELD        DURATION                    INTERNATIONAL
                                                       FIXED INCOME    FIXED INCOME     FIXED INCOME     GROWTH          EQUITY
                                                         PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                             $  6,435,643    $  1,099,982    $  1,012,039    $         --   $     84,293
  Dividends                                                 132,498          11,350          23,668         757,173     12,919,538
  Dividend income from affiliated investments                39,360              --           6,707          36,044             --
  Foreign tax withholding                                        --              --              --              --     (1,354,165)
                                                       ------------    ------------    ------------    ------------   ------------
  TOTAL INVESTMENT INCOME                                 6,607,501       1,111,332       1,042,414         793,217     11,649,666
                                                       ------------    ------------    ------------    ------------   ------------

EXPENSES:
  Investment Management                                     536,695          78,518          75,588         350,983      2,579,245
  Administration                                             35,282           3,889           5,704          21,700        116,088
  Accounting                                                 72,903          70,851          65,598          55,756         94,354
  Compliance Service                                          1,328             148             220             801          4,355
  Custodian                                                  33,382          24,596           9,078          18,158        265,711
  Interest                                                       --              --              --             401             --
  Printing                                                      454              48              78             257          1,395
  Trustee                                                     2,919             319             478           1,761          8,716
  Other                                                      15,162           1,520           2,696           9,387         52,078
                                                       ------------    ------------    ------------    ------------   ------------
  TOTAL EXPENSES                                            698,125         179,889         159,440         459,204      3,121,942
                                                       ------------    ------------    ------------    ------------   ------------

  NET INVESTMENT INCOME (LOSS)                            5,909,376         931,443         882,974         334,013      8,527,724
                                                       ------------    ------------    ------------    ------------   ------------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gains (losses) from investments and
       foreign currency transactions                      2,910,717         119,132         848,391       4,271,356     36,079,080
    Change in unrealized appreciation/depreciation
       from investments and foreign currencies           (1,031,793)       (279,652)       (182,994)     16,611,654     42,586,569
                                                       ------------    ------------    ------------    ------------   ------------

    Net realized\unrealized gains (losses) from
       investment transactions and foreign currency
       transactions                                       1,878,924        (160,520)        665,397      20,883,010     78,665,649
                                                       ------------    ------------    ------------    ------------   ------------
  CHANGE IN NET ASSETS RESULTING FROM
       OPERATIONS                                      $  7,788,300    $    770,923    $  1,548,371    $ 21,217,023   $ 87,193,373
                                                       ============    ============    ============    ============   ============



61  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS


                                                         OPPORTUNITY        VALUE
                                                          PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                            $    691,128    $  1,438,654
  Dividend income from affiliated investments                95,891          62,866
                                                       ------------    ------------
  Total Investment Income                                   787,019       1,501,520
                                                       ------------    ------------

EXPENSES:
  Investment Management                                   1,751,650         403,225
  Administration                                             66,103          22,758
  Accounting                                                 57,017          55,785
  Compliance Service                                          2,660             866
  Custodian                                                  53,663          14,389
  Interest                                                   15,603             400
  Printing                                                    1,191             153
  Trustee                                                     5,867           1,894
  Other                                                      34,773           9,619
                                                       ------------    ------------
  TOTAL EXPENSES                                          1,988,527         509,089
                                                       ------------    ------------

  NET INVESTMENT INCOME (LOSS)                           (1,201,508)        992,431
                                                       ------------    ------------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
      Net realized gains (losses) from investments
        and foreign currency transactions                58,390,322       6,083,399
      Change in unrealized appreciation/depreciation
        from investments and foreign currencies           1,890,389          71,241
                                                       ------------    ------------

      Net realized\unrealized gains (losses) from
        investment and foreign currency
        transactions                                     60,280,711       6,154,640
                                                       ------------    ------------
    CHANGE IN NET ASSETS RESULTING FROM
      OPERATIONS                                       $ 59,079,203    $  7,147,071
                                                       ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  62

   HSBC INVESTOR PORTFOLIOS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                CORE PLUS                                HIGH YIELD
                                                               FIXED INCOME                             FIXED INCOME
                                                                 PORTFOLIO                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

                                                      FOR THE              FOR THE              FOR THE              FOR THE
                                                    YEAR ENDED           YEAR ENDED           YEAR ENDED            YEAR ENDED
                                                 OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2007    OCTOBER 31, 2006 (A)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                    $   5,909,376        $   5,487,117        $     931,443        $     599,770
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                      2,910,717           (2,015,195)             119,132               36,553
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies               (1,031,793)           2,496,112             (279,652)              66,589
                                                  -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          7,788,300            5,968,034              770,923              702,912
                                                  -------------        -------------        -------------        -------------
Proceeds from contributions                          24,166,324           23,850,640            5,258,548           13,667,509
Value of withdrawals                                (23,334,647)         (41,156,523)          (4,260,973)          (1,651,656)
                                                  -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                   831,677          (17,305,883)             997,575           12,015,853
                                                  -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS                                  8,619,977          (11,337,849)           1,768,498           12,718,765


NET ASSETS:
  Beginning of period                               111,191,931          122,529,780           12,718,765                   --
                                                  -------------        -------------        -------------        -------------
  End of period                                   $ 119,811,908        $ 111,191,931        $  14,487,263        $  12,718,765
                                                  =============        =============        =============        =============


-----------
(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.



63  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                     INTERMEDIATE DURATION
                                                         FIXED INCOME
                                                           PORTFOLIO
--------------------------------------------------------------------------------
                                                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED
                                           OCTOBER 31, 2007     OCTOBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
  Net investment income (loss)              $    882,974      $  1,058,913
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                 848,391          (458,266)
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies          (182,994)          518,623
                                            ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   1,548,371         1,119,270
                                            ------------      ------------
Proceeds from contributions                    2,605,895         1,801,738
Value of withdrawals                          (8,612,265)      (16,214,126)
                                            ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                         (6,006,370)      (14,412,388)
                                            ------------      ------------
CHANGE IN NET ASSETS                          (4,457,999)      (13,293,118)

NET ASSETS:
    Beginning of period                       19,516,568        32,809,686
                                            ------------      ------------
    End of period                           $ 15,058,569      $ 19,516,568
                                            ============      ============



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  64

   HSBC INVESTOR PORTFOLIOS


                                                                     GROWTH                            INTERNATIONAL EQUITY
                                                                    PORTFOLIO                               PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE              FOR THE             FOR THE           FOR THE
                                                         YEAR ENDED            YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                      OCTOBER 31, 2007      OCTOBER 31, 2006    OCTOBER 31, 2007   OCTOBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
  Net investment income (loss)                        $     334,013        $     210,246        $   8,527,724        $   5,767,764
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                          4,271,356            3,913,855           36,079,080           31,508,299
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies                   16,611,654             (380,204)          42,586,569           39,700,669
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                             21,217,023            3,743,897           87,193,373           76,976,732
                                                      -------------        -------------        -------------        -------------
Proceeds from contributions                              25,944,124           15,350,040           90,634,524           62,831,133
Value of withdrawals                                    (17,303,034)          (8,680,872)         (56,520,981)         (36,283,024)
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                     8,641,090            6,669,168           34,113,543           26,548,109
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS                                     29,858,113           10,413,065          121,306,916          103,524,841

NET ASSETS:
    Beginning of period                                  59,827,764           49,414,699          333,754,693          230,229,852
                                                      -------------        -------------        -------------        -------------
    End of period                                     $  89,685,877        $  59,827,764        $ 455,061,609        $ 333,754,693
                                                      =============        =============        =============        =============



65  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS


                                                                    OPPORTUNITY                                VALUE
                                                                     PORTFOLIO                               PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE              FOR THE             FOR THE              FOR THE
                                                        YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                     OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2007     OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:

OPERATIONS:
  Net investment income (loss)                        $  (1,201,508)       $    (937,617)       $     992,431        $     741,017
  Net realized gains (losses) from
    investment of foreign currency
    transactions                                         58,390,322           38,504,562            6,083,399            5,586,911
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies                    1,890,389            3,658,201               71,241            5,704,297
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                             59,079,203           41,225,146            7,147,071           12,032,225
                                                      -------------        -------------        -------------        -------------
Proceeds from contributions                              77,393,032           22,244,597           23,927,675           13,285,641
Value of withdrawals                                   (153,698,612)         (40,753,125)         (15,848,601)         (12,036,219)
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING
  FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST                                   (76,305,580)         (18,508,528)           8,079,074            1,249,422
                                                      -------------        -------------        -------------        -------------
CHANGE IN NET ASSETS                                    (17,226,377)          22,716,618           15,226,145           13,281,647

NET ASSETS:
    Beginning of period                                 241,494,843          218,778,225           67,432,095           54,150,448
                                                      -------------        -------------        -------------        -------------
    End of period                                     $ 224,268,466        $ 241,494,843        $  82,658,240        $  67,432,095
                                                      =============        =============        =============        =============



SEE NOTES TO FINANCIAL STATEMENTS.                  HSBC INVESTOR PORTFOLIOS  66

                  HSBC INVESTOR PORTFOLIOS

                  FINANCIAL HIGHLIGHTS


                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------
                                                                                                           RATIO OF NET
                                                             NET ASSETS   RATIO OF NET    INVESTMENT         RATIO OF
                                                              AT END OF     EXPENSES     INCOME (LOSS)       EXPENSES      PORTFOLIO
                                                  TOTAL        PERIOD      TO AVERAGE     TO AVERAGE        TO AVERAGE     TURNOVER
                                                RETURN(a)      (000'S)    NET ASSETS(b)  NET ASSETS(b)   NET ASSETS(b)(c)   RATE(a)
------------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2003                       5.80%        $203,551      0.48%           4.38%            0.48%          70.91%
Year Ended October 31, 2004                       5.56%         169,459      0.52%           4.31%            0.52%          34.88%
Year Ended October 31, 2005                       1.64%(d)      122,530      0.40%(d)        4.25%(d)         0.53%         176.60%
Year Ended October 31, 2006                       5.55%         111,192      0.63%           4.96%            0.63%         273.91%
Year Ended October 31, 2007                       6.94%         119,812      0.59%           4.99%            0.59%         252.56%
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (e)                 7.41%        $ 12,719      1.86%           6.33%            1.86%          13.61%
Year Ended October 31, 2007                       6.41%          14,487      1.37%           7.12%            1.37%          30.77%
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2003                       4.42%        $ 84,488      0.53%           3.70%            0.53%          98.42%
Year Ended October 31, 2004                       4.48%          63,697      0.57%           3.54%            0.57%          50.06%
Year Ended October 31, 2005                       0.76%(d)       32,810      0.49%(d)        3.85%(d)         0.58%         107.26%
Year Ended October 31, 2006                       5.29%          19,517      0.78%           4.58%            0.78%         236.51%
Year Ended October 31, 2007                       8.38%          15,059      0.84%           4.68%            0.84%         219.76%
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period Ended October 31, 2004 (e)                (0.86%)       $ 49,680      0.72%           0.06%            0.72%          53.08%
Year Ended October 31, 2005                      13.59%(d)       49,415      0.63%(d)        0.77%(d)         0.68%          79.54%
Year Ended October 31, 2006                       7.53%          59,828      0.69%           0.38%            0.69%          75.06%
Year Ended October 31, 2007                      31.11%          89,686      0.62%           0.45%            0.62%          57.04%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2003                      23.70%        $201,805      0.96%           1.00%            0.96%          68.51%
Year Ended October 31, 2004                      20.29%         220,025      0.94%           1.53%            0.94%         106.11%
Year Ended October 31, 2005                      19.54%         230,230      0.84%           1.92%            0.84%          31.32%
Year Ended October 31, 2006                      32.79%         333,755      0.86%           2.03%            0.86%          33.39%
Year Ended October 31, 2007                      25.17%         455,062      0.79%           2.16%            0.79%          26.08%
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2003                      33.30%        $426,181      0.91%          (0.62%)           0.91%         152.05%
Year Ended October 31, 2004                       5.93%         359,333      0.88%          (0.52%)           0.88%          81.75%
Year Ended October 31, 2005                      14.35%(d)      218,778      0.85%(d)       (0.45%)(d)        0.90%          63.95%
Year Ended October 31, 2006                      19.54%         241,495      0.91%          (0.40%)           0.91%          60.83%
Year Ended October 31, 2007                      30.54%         224,268      0.91%          (0.55%)           0.91%          69.41%
------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period Ended October 31, 2004 (e)                 6.12%        $ 61,414      0.71%           1.28%            0.71%          10.33%
Year Ended October 31, 2005                      15.23%(d)       54,150      0.64%(d)        1.15%(d)         0.69%          16.45%
Year Ended October 31, 2006                      22.21%          67,432      0.71%           1.23%            0.71%          20.63%
Year Ended October 31, 2007                      10.28%          82,658      0.66%           1.29%            0.66%          18.67%
------------------------------------------------------------------------------------------------------------------------------------


(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.
(e) High Yield Fixed Income Portfolio commenced operations on November 18, 2005. Growth Portfolio commenced operations on May 7, 2004.
    Value Portfolio commenced operations on May 7, 2004.


67  HSBC INVESTOR PORTFOLIOS                  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                           NOTES TO FINANCIAL STATEMENTS--AS OF OCTOBER 31, 2007

1. ORGANIZATION:

        The HSBC Investor Portfolios (the "Portfolio Trust"), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a "Portfolio," collectively the "Portfolios"):


        PORTFOLIO                                                        SHORT NAME
        --------                                                         -----------
        HSBC Investor Core Plus Fixed Income Portfolio                   Core Plus Fixed Income Portfolio
        HSBC Investor High Yield Fixed Income Portfolio                  High Yield Fixed Income Portfolio
        HSBC Investor Intermediate Duration Fixed Income Portfolio       Intermediate Duration Fixed Income
                                                                         Portfolio
        HSBC Investor Growth Portfolio                                   Growth Portfolio
        HSBC Investor International Equity Portfolio                     International Equity Portfolio
        HSBC Investor Opportunity Portfolio                              Opportunity Portfolio
        HSBC Investor Value Portfolio                                    Value Portfolio

        The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

        Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between


                                                    HSBC INVESTOR PORTFOLIOS  68

  HSBC INVESTOR PORTFOLIOS
   the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

   INVESTMENT TRANSACTIONS AND RELATED INCOME:

        Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investments gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

   FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

   MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.


69  HSBC INVESTOR PORTFOLIOS

                                                       HSBC INVESTOR PORTFOLIOS

RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At October 31, 2007 the HSBC Core Plus Fixed Income Portfolio held restricted securities


                                                 ACQUISITION   ACQUISITION   PRINCIPAL
        SECURITY NAME                               DATE         COST($)     AMOUNT($)   VALUE($)
        -------------                            ----------    ----------    ---------    -------
        FHA Weyerhauser, 7.43%, 1/1/24.........    3/28/2002      32,060       33,082      33,082


   REPURCHASE AGREEMENTS:

        The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

   LINE OF CREDIT:

        Prior to February 1, 2007 High Yield Fixed Income Portfolio, Growth Portfolio, International Portfolio, Opportunity Portfolio, and Value Portfolio and prior to March 9, 2007 Core Plus Fixed Income Portfolio and Intermediate Duration Fixed Income Portfolio were able to borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the period November 1, 2006 through February 1, 2007, the details of the borrowings were as follows (based on actual number of days in which the respective Portfolios borrowed monies):

                                           AVERAGE        NUMBER       AVERAGE
                                           AMOUNT         OF DAYS     INTEREST
        FUND                             OUTSTANDING    OUTSTANDING     RATE
        -----                            -----------    -----------    -------
        Growth Portfolio..............      $2,481,136        1          5.82%
        Opportunity Portfolio.........      $8,756,484       11          5.83%
        Value Portfolio...............      $2,781,119        1          5.25%

        The Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, High Yield Fixed Income Portfolio and International Portfolio did not have such borrowings during the period.

   EXPENSE ALLOCATIONS:

        Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

   FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.


                                                    HSBC INVESTOR PORTFOLIOS  70

  HSBC INVESTOR PORTFOLIOS

   NEW ACCOUNTING PRONOUNCEMENTS:

        In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157") This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the Portfolios' financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

        In July 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the
   Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority based on technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. Management is currently in the process of evaluating the impact that will result from adopting FIN 48. At this time, management does not believe the adoption of FIN 48 will have a material impact to the financial statements.

3. RELATED PARTY TRANSACTIONS:

   INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios' investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

        For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio's average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $50 million.............................................   0.575%
        In excess of $50 million but not exceeding $95 million........   0.450%
        In excess of $95 million but not exceeding $150 million.......   0.200%
        In excess of $150 million but not exceeding $250 million......   0.400%
        In excess of $250 million.....................................   0.350%

        For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        --------------------------------                                --------
        Up to $50 million.............................................   0.500%
        In excess of $50 million but not exceeding $100 million.......   0.425%
        In excess of $100 million but not exceeding $200 million......   0.375%
        In excess of $200 million.....................................   0.325%


71  HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

        For  their  services,   the  Investment  Adviser  and  AllianceBernstein
   Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF:                           FEE RATE
        -------------------------------------                           --------
        Up to $10 million..............................................  1.015%
        In excess of $10 million but not exceeding $25 million.........  0.925%
        In excess of $25 million but not exceeding $50 million.........   0.79%
        In excess of $50 million but not exceeding $100 million........   0.70%
        In excess of $100 million......................................   0.61%

        For their services, the Investment Adviser and Westfield Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio's average daily net assets.

        For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $500 million.............................................   0.525%
        In excess of $500 million but not exceeding $1 billion.........   0.475%
        In excess of $1 billion........................................   0.425%

   ADMINISTRATION:

        HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement effective April 1, 2007, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $12 billion.............................................   0.0525%
        In excess of $12 billion......................................   0.0350%

        Prior to April 1, 2007, under the terms of the Administration Agreement, the Portfolios paid fees under the following schedule:

        BASED ON AVERAGE DAILY NET ASSETS OF                            FEE RATE
        ------------------------------------                            --------
        Up to $8 billion..............................................   0.075%
        In excess of $8 billion but not exceeding $9.25 billion.......   0.070%
        In excess of $9.25 billion but not exceeding $12 billion......   0.050%
        In excess of $12 billion......................................   0.030%

        The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. ("Citi Ohio"), a wholly-owned subsidiary of The Citigroup, Inc. (Citigroup, Inc. acquired The BISYS Group, Inc. effective August 1, 2007), serves as the Portfolio Trust's Sub-Administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

        Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the "CCO Agreement"), Citi Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $251,569 for the period ended October 31, 2007, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as "Compliance Service." Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.


                                                    HSBC INVESTOR PORTFOLIOS  72

  HSBC INVESTOR PORTFOLIOS

  FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

        Prior to February 1, 2007 Investor's Bank & Trust Company ("IBT") served as Custodian for the High Yield Fixed Income Portfolio and the International Equity Portfolio. HSBC Bank served as Custodian to the Growth Portfolio, Opportunity Portfolio, and Value Portfolio prior to February 1, 2007 and Core Plus Fixed Income Portfolio, and Intermediate Duration Fixed Income Portfolio prior to March 9, 2007. Compensation paid to IBT and HSBC Bank for services to the Portfolios as custodian is as follows:


                                                                    HSBC            IBT
                                                                 CUSTODIAN       CUSTODIAN
        FUND                                                        FEES           FEES
        -----                                                    -----------     ----------
        Core Plus Fixed Income Portfolio......................      $17,525        $     --
        High Yield Fixed Income Portfolio.....................            --         16,635
        Intermediate Duration Fixed Income Portfolio..........        6,308              --
        Growth Portfolio......................................        6,553              --
        International Equity Portfolio........................            --         78,641
        Opportunity Portfolio.................................       17,644              --
        Value Portfolio.......................................        6,553              --
                                                                    -------         -------
          Total...............................................      $54,583         $95,276
                                                                    -------         -------


        The Northern Trust Company began serving as Custodian of the Portfolios subsequent to the dates noted above.

        Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4. INVESTMENT TRANSACTIONS:

        Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2007 were as follows:


                                                        PURCHASES             SALES          PURCHASES           SALES
                                                     (EXCLUDING U.S.     (EXCLUDING U.S.      OF U.S.           OF U.S.
                PORTFOLIO NAME                         GOVERNMENT)         GOVERNMENT)      GOVERNMENT        GOVERNMENT
                -------------                        --------------      --------------     ----------       ----------
        Core Plus Fixed Income Portfolio              $173,677,320        $154,916,609    $121,417,074      $133,139,816
        High Yield Fixed Income Portfolio                5,571,345           3,905,400              --                --
        Intermediate Duration Fixed
           Income Portfolio                             23,042,241          24,133,204      17,532,833        19,533,301
        Growth Portfolio                                49,476,307          40,564,430              --                --
        International Equity Portfolio                 142,051,687         100,370,820              --                --
        Opportunity Portfolio                          146,616,170         216,533,261              --                --
        Value Portfolio                                 20,643,270          13,432,353              --                --



73  HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

5. FEDERAL INCOME TAX INFORMATION:

        At October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:


                                                                                                                   NET
                                                                               TAX               TAX           UNREALIZED
                                                                            UNREALIZED        UNREALIZED       APPRECIATION
        PORTFOLIO NAME                                        TAX COST     APPRECIATION      DEPRECIATION     (DEPRECIATION)
        -------------                                       ------------   ------------      ------------     --------------
        Core Plus Fixed Income Portfolio..............      $136,842,084      $ 947,826       $(1,182,273)      $  (234,447)
        High Yield Fixed Income Portfolio.............        14,413,743        212,662          (425,725)         (213,063)
        Intermediate Duration Fixed
             Income Portfolio.........................        17,395,840        100,254          (190,615)          (90,361)
        Growth Portfolio..............................        67,459,229     23,556,912        (1,360,130)       22,196,782
        International Equity Portfolio................       327,640,578    128,724,821        (8,121,819)      120,603,002
        Opportunity Portfolio.........................       181,452,366     47,927,197        (5,674,739)       42,252,458
        Value Portfolio...............................        71,153,479     17,505,536        (4,613,062)       12,892,474

6. LEGAL AND REGULATORY MATTERS:

        On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the
   Securities and Exchange Commission ("the SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Portfolios' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios' financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios' financial statements.


                                                    HSBC INVESTOR PORTFOLIOS  74

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Investor Portfolios:

      We have audited the accompanying statements of assets and liabilities of HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with custodians and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP


Columbus, Ohio
December 27, 2007


75 HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

              INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)--OCTOBER 31, 2007

      NWQ Investment Management Co. LLC, a wholly owned subsidiary of Nuveen Investments. Inc. ("Nuveen Investments"), a publicly traded company and a Sub-Adviser to the HSBC Investor Value Portfolio Fund, (the master portfolio into which the HSBC Investor Value Fund (the "Value Fund") invests all their assets), announced in June 2007 its intention to be acquired by investors led by Madison Dearborn Partners LLC. As a result, Nuveen Investments has experienced a change in control. Consequently, the Board of Trustees (the "Board of Trustees") of the HSBC Investor Trust, HSBC Advisor Trust and HSBC Portfolio Trust (collectively, the "Trusts"), and the non-interested Trustees, voting separately, reviewed and approved at their in person meeting held on September 17-18, 2007, the new Sub-Advisery Contract with respect to the Value Fund. The Value Fund and Sub-Advisery Contract are collectively referred to as the "Agreement".

      The Board of Trustees, including the Independent Trustees, at a meeting held on September 17-18, 2007, unanimously approved a new Sub-Advisory agreement between HSBC Investments (USA) Inc. and NWQ Investment management Company, LLC (the "New Agreement"). In determining whether it was appropriate to approve the New Agreement, the Board requested information, provided by HSBC and NWQ, that it believed to be reasonably necessary to reach its conclusion. The Board also took note of its comprehensive review of the performance of the Fund and NWQ in connection with the continuance of the prior Sub-Advisory Agreement for the Fund at its December 4-5, 2006 meeting pursuant to the requirements of Section 15(c) of the 1940 Act. In addition to any materials prepared specifically for Section 15(c) contract renewal analysis, on an ongoing basis the Trustees receive information and reports from HSBC and its Multimanager unit and other service providers to the Fund on investment performance as well as operational, compliance and other matters.

      The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board determined that the New
Agreement was consistent with the best interests of the Fund and its shareholders, and enables the Fund to receive a high quality of services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board made these determinations and approved the New Agreement on the basis of the following considerations, among others:

      NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY NWQ. The Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ and its historic performance managing accounts having similar investment objectives as the Fund. The Trustees concluded that the services to be provided by NWQ are extensive and that NWQ would deliver a high level of service to the Fund.

      INVESTMENT PERFORMANCE OF THE FUND AND NWQ. The Trustees took note of their comprehensive review of the Fund's short- and long-term investment performance during the Board's December 4-5, 2006 meeting, at which the Board approved the continuance of the Old Agreement for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Trustees had considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups. The Trustees compared expenses of the Fund to the expenses of its peers, noting that the expenses for the Fund compared favorably with industry averages for other funds of similar size.

      COSTS OF SERVICES AND PROFITS REALIZED BY NWQ. The Trustees took note of their comprehensive review of the costs of services and profits realized by NWQ during the Board's December 4-5, 2006 meeting, at which the Board approved the continuance of the Old Agreement for the Fund pursuant to the requirements of Section 15(c) of the 1940 Act. The Trustees also considered that the Transaction had no material effect upon the analysis of NWQ's overall profitability and costs that had been prepared in connection with the continuance of the Old Agreement, and would not change any factors bearing upon the profitability to NWQ from its relationship with the Fund.

      ADVISER PERSONNEL. The Trustees considered NWQ's representations regarding staffing and capabilities to manage the assets of the HSBC Investor Value Portfolio (the "master fund" into which the Fund invests all its assets). The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of NWQ.


                                                   HSBC INVESTOR  PORTFOLIOS  76

  HSBC INVESTOR PORTFOLIOS

  TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--AS OF OCTOBER 31, 2007

        As a shareholder of the HSBC Investor Portfolios ("Portfolios"), you incur ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

        These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXAMPLE

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                                                                                                                   ANNUALIZED
                                                             BEGINNING       ENDING         EXPENSES PAID        EXPENSE RATIO
                                                          ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*        DURING PERIOD
                                                              5/1/07         10/31/07     5/1/07 - 10/31/07    5/1/07 - 10/31/07
                                                           -----------    ------------    -----------------    ---------------
   Core Plus Fixed Income Portfolio.....................    $1,000.00       $1,048.30          $2.89                 0.56%
   High Yield Fixed Income Portfolio....................     1,000.00        1,029.40           5.58                 1.09%
   Intermediate Duration Fixed Income Portfolio.........     1,000.00        1,039.20           4.16                 0.81%
   Growth Portfolio.....................................     1,000.00        1,215.90           3.35                 0.60%
   International Equity Portfolio.......................     1,000.00        1,111.50           4.04                 0.76%
   Opportunity Portfolio................................     1,000.00        1,161.60           4.96                 0.91%
   Value Portfolio......................................     1,000.00        1,018.80           3.26                 0.64%

----------------
* Expenses are equal to the average account value over the period multiplied by the Portfolios' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).



77  HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                       ANNUALIZED
                                                                BEGINNING          ENDING         EXPENSES PAID      EXPENSE RATIO
                                                               ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                                  5/1/07          10/31/07      5/1/07 - 10/31/07  5/1/07 - 10/31/07
                                                                -----------     ------------     ----------------  -----------------
   Core Plus Fixed Income Portfolio..........................    $1,000.00        $1,022.38         $2.85               0.56%
   High Yield Fixed Income Portfolio.........................     1,000.00         1,019.71          5.55               1.09%
   Intermediate Duration Fixed Income Portfolio..............     1,000.00         1,021.12          4.13               0.81%
   Growth Portfolio..........................................     1,000.00         1,022.18          3.06               0.60%
   International Equity Portfolio............................     1,000.00         1,021.37          3.87               0.76%
   Opportunity Portfolio.....................................     1,000.00         1,020.62          4.63               0.91%
   Value Portfolio...........................................     1,000.00         1,021.98          3.26               0.64%


-----------
* Expenses are equal to the average account value over the period multiplied by the Portfolios' annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

                                                    HSBC INVESTOR PORTFOLIOS  78

HSBC INVESTOR FAMILY OF FUNDS

  BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

                             MANAGEMENT OF THE TRUST

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees ("Trustees"). Asterisks indicate those Trustees who are "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.


                                                                                                       NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                        IN FUND
                      POSITION(S)     TERM OF OFFICE AND                                                COMPLEX         OTHER
      NAME, ADDRESS,   HELD WITH     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S)                 OVERSEEN     DIRECTORSHIPS
          AND AGE        FUNDS          WITH THE FUNDS           DURING PAST 5 YEARS                   BY TRUSTEE   HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES

Richard A. Brealey      Trustee     Indefinite; March 2005  Emeritus Professor, London Business              41            None
P.O. Box 182845                         to present          School (1968 to present); Deputy
Columbus, OH 43218                                          Chairman, Balancing and Settlement
Age: 71                                                     Code Panel (September 2000 to present)
-----------------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow          Trustee        Indefinite; 1987     General Partner of Elkhorn Partners,             41            None
P.O. Box 182845                           to present        L.P. (a private investment partnership)
Columbus, OH 43218                                          (since 1989)
Age: 57
-----------------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins        Trustee        Indefinite; 1987     Private Investor; Director, Center for           41            None
P.O. Box 182845                           to present        Teaching and Learning, University of
Columbus, OH 43218                                          Pennsylvania (1999-2006)
Age: 68
-----------------------------------------------------------------------------------------------------------------------------------
Michael Seely           Trustee        Indefinite; 1987     Private Investor; General Partner of Global      41            None
P.O. Box 182845                           to present        Multi Manager Partners (1999-2003);
Columbus, OH 43218                                          President of Investor Access Corporation
Age: 62                                                     (1981-2003)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Robards       Trustee     Indefinite; March 2005  Partner, Robards & Co. LLC (2005-present);       41           Overseas
P.O. Box 182845                           to present        Chief Financial Officer, American Museum                    Shipholding
Columbus, OH 43218                                          of Natural History (2003 to 2004); Chief                       Group
Age: 61                                                     Financial Officer, Datek Online Inc.
                                                            (2000 to 2002)
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Stephen J. Baker*      Trustee        Indefinite; 2004      Chief Executive Officer, HSBC Investments        41            None
P.O. Box 182845                          to present         (USA) Inc. and Executive Vice President,
Columbus, OH 43218                                          HSBC (USA), N.A. (2003 to present); Chief
Age: 51                                                     Executive Officer, HSBC Asset Management
                                                            (Canada) Limited (1998 to 2003)
-----------------------------------------------------------------------------------------------------------------------------------

EMERITUS TRUSTEE

 Frederick C. Chen     Emeritus     Until March 31, 2009;   Management Consultant (1988 to present)          41            None
P.O. Box 182845         Trustee       Trustee from 1990
Columbus, OH 43218                     to June, 2005
Age: 80
-----------------------------------------------------------------------------------------------------------------------------------


79  HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                          BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)


The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.


   NAME, ADDRESS,            POSITION(S)
    AND AGE/DATE              HELD WITH            TERM OF OFFICE AND                                      PRINCIPAL OCCUPATION(S)
      OF BIRTH                  FUND              LENGTH OF TIME SERVED                                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti           President          Indefinite; March 2004         Senior Vice President, Head of Product Management,
452 Fifth Avenue                                       to present               HSBC Investments (USA) Inc. (1998 to present).
New York, NY 10018
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Elba Vasquez                Vice President       Indefinite; March 2006         Vice President of Product Administration, HSBC
452 Fifth Avenue                                       to present               Investments (USA) Inc. (2005 to present); Vice
New York, NY 10018                                                              President of Client Services, Citi Fund Services
Age: 45                                                                         Ohio, Inc. (1996 to 2005).
------------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                  Treasurer             Indefinite; 2004            Vice President of Citi Fund Services Ohio, Inc.
3435 Stelzer Road                                      to present               (2002 to present); Senior Manager, KPMG LLP (1993 to
Columbus, OH 43219-3035                                                          2002).
Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Gary A. Ashjian*              Secretary           Indefinite; June 2007         Manager, Citi Fund Services (November 2006 -
100 Summer Street                                      to present               Present); Senior Legal Product Manager, Pioneer
Suite 1500                                                                      Investments (June 2004 - November 2006); Putnam
Boston, MA 02110                                                                Investments, Legal Product Manager (September 1993 -
Age: 48                                                                          June 2004).
------------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*           Chief               Term expires 2007;          Senior Vice President and Chief Compliance Officer,
585 Stewart Avenue        Compliance Officer         2004 to present            CCO Services of Citi Fund Services (2004 to
Garden City, NY 11530                                                           present); President, FJS Associates (2002 to 2004);
Age: 48                                                                         Vice President Credit Agricole Asset Management,
                                                                                U.S. (1987 to 2002).
------------------------------------------------------------------------------------------------------------------------------------

* Messrs. Sheets, Schmidt and Ashjian also are officers of certain other investment companies of which Citi or an affiliate is the administrator or sub-administrator.


                                               HSBC INVESTOR FAMILY OF FUNDS  80

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR LIFELINE FUNDS:                             TRANSFER AGENT AND SPONSOR
                                                          Citi Fund Services
INVESTMENT ADVISER AND ADMINISTRATOR                      3435 Stelzer Road
HSBC Investments (USA) Inc.                               Columbus, OH 43219
452 Fifth Avenue
New York, NY 10018                                        DISTRIBUTOR
                                                          Foreside Distribution Services, L.P.
SUB-ADVISERS                                              3435 Stelzer Road
  HSBC INVESTOR GROWTH PORTFOLIO                          Columbus, OH 43219
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue                                       CUSTODIAN
  Overland Park, KS 66202                                   HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
                                                            HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO              HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
  AllianceBerstein Investment Research and Management       HSBC INVESTOR GROWTH PORTFOLIO
  1345 Avenue of the Americas, 39th Floor                   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
  New York, NY 10105                                        HSBC INVESTOR OPPORTUNITY PORTFOLIO
                                                            HSBC INVESTOR VALUE PORTFOLIO
  HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO                  The Northern Trust Company
  Westfield Capital Management, LLC                         50 South LaSalle Street
  One Financial Center                                      Chicago, IL 60603
  Boston, MA 02111
                                                          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  HSBC INVESTOR VALUE PORTFOLIO                           KPMG LLP
  NWQ Investment Management Co., LLC                      191 West Nationwide Blvd. Suite 500
  2049 Century Park East, 16th Floor                      Columbus, OH 43215
  Los Angeles, CA 90067
                                                          LEGAL COUNSEL
SHAREHOLDER SERVICING AGENTS                              Dechert LLP
   FOR HSBC BANK USA, N.A. AND                            1775 Eye Street, N.W.
   HSBC SECURITIES (USA) INC. CLIENTS:                    Washington, D.C. 20006
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   FOR ALL OTHER SHAREHOLDERS:
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183






The HSBC Lifeline Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

       -- NOT FDIC INSURED    -- NO BANK GUARANTEE    -- MAY LOSE VALUE

HSB-SR-LL                                                                  12/07

ITEM 2. CODE OF ETHICS.

     (A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12(A)(I).

     (B)DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS THOMAS ROBARDS, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES,
         2006     $284,700
         2007     $305,380

         (b) AUDIT-RELATED FEES,
         2006     $41,600
         2007     $14,000

         2006 - Fees of $5,200 relate to the consent of N-1A filing and $36,400 relate to the performance of the Funds' 17f-2 examinations.

         2007 - Fees of $14,000 relate to the consent of N-1A filing and the consent of the N-14 filing for the Conservative Income Strategy Fund and the Conservative Growth Strategy Fund.

         (c) TAX FEES,
         2006     $154,800
         2007     $162,068

         Fees for both 2006 and 2007 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

         (d) ALL OTHER FEES,
         2006     $0
         2007     $0

         (e) None of the services summarized in (b) - (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

         (f) Not applicable.

         (g) Aggregate non-audit fees
         2006     $238,800
         2007     $176,068

            (h) THE AUDIT COMMITTEE CONSIDERED THE NONAUDIT SERVICES RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER, AND BELIEVES THE SERVICES ARE COMPATIBLE WITH THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b)THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) HSBC INVESTOR PORTFOLIOS
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Richard A. Fabietti
                          ------------------------------------------------------
                           Richard A. Fabietti
                           President

Date  December 21, 2007
      ------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard A. Fabietti
                          ------------------------------------------------------
                           Richard A. Fabietti
                           President

Date  December 21, 2007
      ------------------------------------

By (Signature and Title)* /s/ Troy A. Sheets
                          ------------------------------------------------------
                           Troy A. Sheets
                           Treasurer

Date  December 21, 2007
      ------------------------------------



* Print the name and title of each signing officer under his or her signature.